SETTLEMENT AGREEMENT AND
                     MUTUAL GENERAL RELEASE

*** Denotes information that has been excluded from the document as confidential treatment has been requested from the SEC.

          This Settlement Agreement and Mutual General Release ("this Agreement") is made and entered into this 2nd day of May, 1994, by and among Intergraph Corporation ("Intergraph"), a Delaware corporation having its principal office and place of business at One Madison Industrial Park, Huntsville, Alabama 35894, Bentley Systems, Incorporated ("BSI"), a Delaware corporation having its principal office and place of business at 690 Pennsylvania Drive, Exton, Pennsylvania 19341, Keith Bentley, Barry Bentley, Raymond Bentley, Richard Bentley, Gregory Bentley, and Tensor Technology, Inc. ("Tensor"), a Delaware corporation having its principal office and place of business at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810 (Keith Bentley, Barry Bentley, Raymond Bentley, Richard Bentley, and Tensor are referred to herein collectively as the "Bentley Shareholders").

                      W I T N E S S E T H:

          WHEREAS, BSI and Intergraph are parties to a written Software License Agreement dated April 17, 1987, as amended from time to time, pursuant to which Intergraph obtained from BSI, in return for royalty payments and other consideration, an exclusive license to distribute certain computer software owned by BSI;

          WHEREAS, BSI, Intergraph, and Bentley Shareholders are parties to a Stock Purchase Agreement dated April 17, 1987, pursuant to which Intergraph acquired one-half of the issued and outstanding capital stock of BSI, the remaining one-half of which is owned collectively by the Bentley Shareholders;

          WHEREAS, BSI and Intergraph are parties to a Software
License Agreement For IGDS File Formats dated April 17, 1987, pursuant to which Intergraph licensed to BSI certain rights to use the IGDS File Formats;

          WHEREAS, BSI, the Bentley Shareholders, and Intergraph are parties to a Stockholders' Agreement dated June 11, 1987, pursuant to which Intergraph and the Bentley Shareholders set forth certain agreements regarding their future relationships and their rights and obligations with respect to their shares of BSI stock and the management and control of BSI;

          WHEREAS, certain disputes have arisen between Intergraph, BSI and the Bentley Shareholders with respect to the rights and obligations of the parties to the Software License
Agreement and the Shareholders' Agreement;

          WHEREAS, on February 4, 1994, the Bentley Shareholders commenced a civil action against Intergraph and BSI in the Court of Common Pleas of Chester County, Pennsylvania, captioned
Barry J. Bentley, et al., v. Intergraph Corporation, et al., Civil Action No. 94-00812 (the "Chester County Action"), seeking a declaratory judgment that the actions taken by the BSI Board of Directors on February 3, 1994, were lawful and proper;

          WHEREAS, on February 7, 1994, Intergraph filed an action against BSI and the Bentley Shareholders in the Circuit Court of Madison County, Alabama, captioned Intergraph Corp. v. Bentley Systems, Inc., et al., Civil Action No. CV 94-239 (the "Alabama Action") seeking injunctive and other judicial relief from the actions of the BSI Board on February 3, 1994;

          WHEREAS, on February 16, 1994, Intergraph filed a Demand for Arbitration against BSI with the American Arbitration Association, captioned Intergraph Corp. and Bentley Systems, Inc., No. 30 117 00031 94 (the "Arbitration"), seeking resolution of the provisions of the Software License Agreement under which the purported actions of the Board Members took place at the February 3, 1994 meeting;

          WHEREAS, on March 1, 1994, Intergraph commenced a civil action against BSI and the Bentley Shareholders for, inter alia, copyright infringement and unfair competition, in the United States District Court for the Eastern District of Pennsylvania, captioned Intergraph Corp. v. Bentley Systems, Inc., et al., Civil Action No. 94-1439 (the "Federal Court Action");

          WHEREAS, the parties desire to settle their differences and avoid the expense and inconvenience of further litigation by ending the Chester County Action, the Alabama Action, the Arbitration and the Federal Court Action (collectively, the "Pending Actions"), amending certain of the written agreements between and among them, and entering into new written agreements governing their business relationship;

          WHEREAS, the parties desire that this Agreement, together with the attached Business Relations Agreement, Amendment No. 14 to the Software License Agreement, the Intergraph CSP Agreement, the Distribution Agreement, and the OEM Software License Agreement For MicroStation V5 Runtime Engine, all of which are being executed contemporaneously with this Agreement, shall collectively comprise the definitive agreement between and among the parties hereto;

          NOW, THEREFORE, intending to be legally bound, the parties agree as follows:


          1. Upon the execution of this Agreement, BSI, the Bentley Shareholders and Intergraph, through their attorneys, shall execute and file with the United States District Court for the Eastern District of Pennsylvania a Stipulation of Dismissal, in the form attached hereto as Exhibit A, by which all of the claims asserted in the federal court action shall be dismissed with prejudice.

          2. Upon the execution of this Agreement, the Bentley Shareholders, through their attorneys, shall execute and deliver to the attorneys for Intergraph an Order to Mark Case Settled, Discontinued and Ended (the "Order"), in the form attached hereto as Exhibit B, by which all of the claims asserted in the Chester County action shall be dismissed with prejudice. Intergraph shall, through its attorneys, file the Order in the Court of Common Pleas of Chester County and serve the attorneys for the Bentley Shareholders and BSI with a true copy of the Order after it has been filed.

          3. Upon the execution of this Agreement, BSI, the Bentley Shareholders and Intergraph, through their attorneys, shall execute and file with the Circuit Court of Madison County, Alabama, a Stipulation of Dismissal, in the form attached hereto as Exhibit C, by which all of the claims asserted in the Alabama action shall be dismissed with prejudice.

          4. Upon the execution of this Agreement, BSI and Intergraph, through their attorneys, shall execute and file in the Atlanta, Georgia office of the American Arbitration Association, a Stipulation of Dismissal by which Intergraph shall dismiss with prejudice all claims asserted in the Arbitration.

          5. Concurrent with the execution of this Agreement, BSI and Intergraph shall execute Amendment No. 14 to the Software
License Agreement, in the form attached hereto as Exhibit E.

          6. Concurrent with the execution of this Agreement, BSI and Intergraph shall execute the Business Relations
Agreement, in the form attached hereto as Exhibit F.

          7. Concurrent with the execution of this Agreement, BSI and Intergraph shall execute the Intergraph CSP Agreement, in the form attached hereto as Exhibit G.

          8. Concurrent with the execution of this Agreement, BSI and Intergraph shall execute the OEM Software License
Agreement For MicroStation V5 Runtime Engine, in the form attached hereto as Exhibit H.

          9. Concurrent with the execution of this Agreement, BSI and Intergraph shall execute the Distribution Agreement, in the form attached hereto as Exhibit I.

          10.  (a) The parties agree that as of the date of this
Agreement:

                    (i) the license granted to Intergraph under the Software License Agreement dated April 17, 1987, as amended from time to time, is non-exclusive;
                    (ii) the size of the Board of Directors of BSI is five persons; and
                    (iii) the Board of Directors of BSI consists of Barry Bentley, Keith Bentley, Gregory Bentley, Tommy Steele and Larry Laster.

               (b) The parties shall promptly amend the bylaws of BSI to provide for five directors. The parties further agree that the Bentley Shareholders and Gregory Bentley shall have the right to nominate the replacement for the fifth Director from time to time.

          11. The parties agree that hereafter Gregory S. Bentley shall be deemed to be a "Management Stockholder" within the meaning of the Stockholders' Agreement, and shall have all the rights and obligations of a Management Stockholder under the Stockholders' Agreement.

          12. Within fourteen (14) days of the date of this Agreement, Intergraph shall furnish to BSI, Intergraph's current Basic Ordering Agreement (BOA), reseller and distribution discount schedules and list prices for each country for *** in effect on the date of this Agreement for each country in which Intergraph sells such products. There will be no changes in the above except by mutual agreement.

          13. (a) BSI hereby grants to Intergraph a royalty-free non-exclusive non-transferable license to use, reproduce and distribute such version of the BSI *** Software Library ("Software") as Intergraph currently uses in its ***
products for use only in such   *** products operating on
Intergraph Clipper workstations. The foregoing license does not grant to Intergraph, and Intergraph shall not have the right, to use, reproduce or distribute the Software with any successor programs to *** or for any other Intergraph product, except as permitted by the Software License Agreement, as amended, and Distribution Agreement. BSI shall have no obligation to furnish any technical support to Intergraph in connection with Intergraph's use of the Software pursuant to this license.

               (b) Effective April 1, 1994, Intergraph hereby releases BSI from its obligation to pay to Intergraph the on-going fee for transfer of *** technology pursuant to the June 16, 1992 letter agreement between BSI and Intergraph. BSI shall have no further obligation to pay such fee to Intergraph, and Intergraph shall not withhold such fee from the royalty payments due from Intergraph to BSI for ***. All other terms and conditions of the June 16, 1992 letter agreement shall remain the same, and shall survive the releases granted herein.

          14. BSI hereby releases Intergraph of its obligations under Section 9.6 of the Software License Agreement to use good faith efforts in promoting and sublicensing ***.

          15. The parties agree that Intergraph has undertaken good faith efforts to place Licensor's copyright notice in human readable form on the package of each copy of the Licensed Programs sold by Licensee. For existing cartons Intergraph agrees to place a sticker on each carton containing the copyright notice. On the next available production opportunity, the copyright notices will be displayed on said cartons, media and documentation.

          16. For good and valuable consideration, the receipt of which is hereby acknowledged, Intergraph, for itself and its present and former parents, subsidiaries, affiliates, divisions, predecessors, successors, assigns, agents, representatives, officers, directors and employees, and anyone claiming through or under them (collectively, "Releasors"), do hereby remise, release and forever discharge BSI, the Bentley Shareholders and Gregory
S. Bentley and their respective present and former parents, subsidiaries, affiliates, divisions, predecessors, successors, agents, representatives, officers, directors, employees, heirs and assigns (collectively "Releasees") of and from all manner of actions, causes of action, claims, suits, demands, dues, debts, liabilities, liens, indemnities, obligations, sums of money, accounts, bonds, covenants, compensation, contracts, agreements, judgments, controversies, promises, trespasses, damages, costs, losses, and expenses of any kind or nature whatsoever, whether legal, equitable, or statutory, liquidated or unliquidated, fixed or contingent, known or unknown, suspected or unsuspected, which Releasors or any of them ever had, now have, or which they or any of them hereafter can, shall, or may have against Releasees or any of them, based upon any matter, cause, thing, or event from the beginning of the world to the date of this Agreement, including without limitation (a) any and all claims, asserted and unasserted, based upon any matter, cause or event set forth or alleged in the Pending Actions, and (b) the matters set forth in the Notice of Breach dated March 7, 1994, from BSI to Intergraph ("Notice of Breach") a copy of which is attached hereto as Exhibit J.

          17. Intergraph covenants and agrees that it will forever refrain from instituting, prosecuting, or maintaining any claim, action, suit or proceeding against BSI, the Bentley Shareholders, or Gregory S. Bentley based on any claim that any version of MicroStation, MicroStation Review, PlotLib, or MicroCSL commercially released on or before the date of this Agreement infringes or otherwise violates any intellectual property right owned by Intergraph including without limitation claims of copyright infringement, patent infringement and misappropriation of trade secrets.

          18. For good and valuable consideration, the receipt of which is hereby acknowledged, BSI, the Bentley Shareholders, and Gregory S. Bentley, for themselves and their present and former parents, subsidiaries, affiliates, divisions, predeces sors, successors, heirs, assigns, agents, representatives, officers, directors and employees, and anyone claiming through or under them (collectively "Releasors") do hereby remise, release and forever discharge Intergraph and its present and former parents, subsidiaries, affiliates, divisions, predecessors, successors, assigns, agents, representatives, officers, directors and employees (collectively "Releasees") of and from all manner of actions, causes of action, claims, suits, demands, dues, debts, liabilities, liens, indemnities, obligations, sums of money, accounts, bonds, covenants, compensation, contracts, agreements, judgments, controversies, promises, trespasses, damages, costs, losses, and expenses of any kind or nature whatsoever, whether legal, equitable, or statutory, liquidated or unliquidated, fixed or contingent, known or unknown, suspected or unsuspected, which Releasors or any of them ever had, now have, or which they or any of them hereafter can, shall or may have against Releasees or any of them, based upon any matter, cause, thing, or event from the beginning of the world to the date of this Agreement, including without limitation (a) any and all claims, asserted and unasserted, based upon any matter, cause or event set forth or alleged in the Pending Actions, and (b) the matters set forth in the Notice of Breach; provided, however, this paragraph shall not release Intergraph from any breaches of its obligations to pay royalties to BSI pursuant to the Software License Agreement.

          19. For good and valuable consideration, the receipt of which is hereby acknowledged, BSI, for itself and its present and former parents, subsidiaries, affiliates, divisions, predecessors, successors, assigns, agents, representatives, officers, directors and employees, and anyone claiming through or under them (collectively, "Releasors"), do hereby remise, release and forever discharge the Bentley Shareholders and Gregory S. Bentley and their respective present and former parents, subsid iaries, affiliates, divisions, predecessors, successors, agents, representatives, officers, directors, employees, heirs and assigns (collectively "Releasees") of and from all manner of actions, causes of action, claims, suits, demands, dues, debts, liabilities, liens, indemnities, obligations, sums of money, accounts, bonds, covenants, compensation, contracts, agreements, judgments, controversies, promises, trespasses, damages, costs, losses, and expenses of any kind or nature whatsoever, whether legal, equitable, or statutory, liquidated or unliquidated, fixed or contingent, known or unknown, suspected or unsuspected, which Releasors or any of them ever had, now have, or which they or any of them hereafter can, shall, or may have against Releasees or any of them, based upon any matter, cause, thing, or event from the beginning of the world to the date of this Agreement, including without limitation (a) any and all claims, asserted and unasserted, based upon any matter, cause or event set forth or alleged in the Pending Actions, and (b) the matters set forth in the Notice of Breach.

          20. BSI and Intergraph may announce publicly the framework of this Agreement and of each of the agreements at tached hereto as Exhibits E, F, G, H and I. BSI and Intergraph shall cooperate in the preparation of a joint press release, but, in any event, shall submit to the other party any proposed press release prior to its use for review and approval, which shall not be unreasonably withheld.

          21. The parties understand, acknowledge and agree that if any matter of fact or law in their negotiations, discussions or correspondence regarding this Agreement is found hereafter to be different from the fact or law now known by them or any of them, they expressly accept and assume all risks of any such difference of fact or law, and they agree that this Agreement shall remain binding and effective notwithstanding any such difference of fact or law.

          22. In the event that one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, ille gality or unenforceability shall not affect any other provisions contained in this Agreement, and such other provisions shall be given effect in accordance with the manifest intent hereof. If any provision contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it then shall appear.

          23. This Agreement, together with the Exhibits hereto, Amendment 14 to the Software License Agreement, the Distribution Agreement, the Intergraph CSP Agreement, the Business Relations Agreement and the OEM Software License Agreement For MicroStation V5 Runtime Engine, collectively set forth the entire agreement and understanding between and among the parties as to the settle ment of the Pending Actions, and supersede and merge all prior oral and written agreements, discussions and understandings between the parties regarding the settlement of their disputes, and neither of the parties shall be bound by any conditions, inducements or representations with respect to the settlement of their disputes other than as expressly provided for herein or as fully set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized representative of the party to be bound hereby. Unless otherwise specified, the foregoing agreements do not supersede or merge the Software License Agreement, the Stock Purchase Agreement, the Stockholders' Agreement, the Software License Agreement For IGDS File Formats, or the Amended License Agreement dated January 28, 1993. No waiver, alteration, modification or cancellation of any of the provisions of this Agreement shall be binding unless made in writing and signed by the party to be bound.

          24. No remedy referred to in this Agreement is intend ed to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available at law or in equity. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right, at a later time, to enforce such provi sion.

          25. This Agreement shall be governed by and interpret ed in accordance with the substantive law of the State of Dela ware.

          26. This Agreement may be signed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute but one and the same instrument.

          27. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

          28. This Agreement is being made and entered into solely for the benefit of the parties hereto, and the parties do not intend hereby to create any rights in favor of any other person as a third party beneficiary of this Agreement or other wise.

          29. The parties are entering into this Agreement solely for the purpose of avoiding the risks and costs of litiga tion and nothing in this Agreement may be construed as an admis sion of any liability by any party.

          30. This Agreement has been drafted jointly and is not to be construed against one party more strictly than against another.

WHEREFORE, the parties hereto have executed the Agreement as of the date first set forth above.



INTERGRAPH CORPORATION                  BENTLEY SYSTEMS, INCORPORATED


By:___________________                  By:_________________________

Title:________________                  Title:______________________


                                        TENSOR TECHNOLOGY, INC.



                                        By:_____________________

                                        Title:__________________




                                        _________________________
                                        Keith Bentley


                                        _________________________
                                        Barry Bentley


                                        _________________________
                                        Raymond Bentley


                                        _________________________
                                        Gregory Bentley


                                        _________________________
                                        Richard Bentley







           IN THE UNITED STATES DISTRICT COURT FOR THE
                EASTERN DISTRICT OF PENNSYLVANIA




INTERGRAPH CORPORATION,                 :
          Plaintiff,                    :
                                        :
          v.                            :  CIVIL ACTION NO.  94-1439
                                  :
BENTLEY SYSTEMS, INC., et al,           :
          Defendants.



                    ________________________

                    STIPULATION OF DISMISSAL
                    ________________________



     Pursuant to Rule 41(a)(1)(ii) of the Federal Rules of Civil Procedure, it is hereby stipulated and agreed between and among plaintiff and defendants, by their attorneys, that this action shall be dismissed with prejudice, with each party to bear its own attorney's fees and costs.





________________________           ____________________________
Thomas H. Lee, II                       Michael J. Mangan
Attorney I.D. No. 49867            Attorney I.D. No. 10067
Dechert Price & Rhoads             Schnader, Harrison, Segal & Lewis
1717 Arch Street                   Suite 3600, 1600 Market Street
Philadelphia, PA 19103             Philadelphia, PA 19103
Attorney for Plaintiff             Attorney for Defendants
Intergraph Corporation



Dated: May __, 1994




                            EXHIBIT A




LAMB, WINDLE & McERLANE, P.C.
By: James E. McErlane, Esquire          Attorney for Plaintiffs
Attorney I.D. No 04895
24 East Market Street
P.O. Box 565
West Chester, PA 19381-0565
(215) 430-8000


____________________________________

BARRY J, BENTLEY, KEITH A. BENTLEY,          : IN THE COURT OF COMMON PLEAS
RICHARD P. BENTLEY, RAYMOND B.
BENTLEY, AND TENSOR TECHNOLOGY, INC.,   : CHESTER COUNTY, PENNSYLVANIA
               Plaintiffs
                                             :
          v.
                                             : CIVIL ACTION NO. 94-00812
INTERGRAPH CORPORATION, and
BENTLEY SYSTEMS, INC.,                       :
               Defendants.
___________________________________



       ___________________________________________________

       ORDER TO MARK CASE SETTLED, DISCONTINUED, AND ENDED
       ___________________________________________________


TO THE PROTHONOTARY:



     Kindly mark this action as settled, discontinued, and ended upon payment of your costs only.




                              ____________________________
                              James E. McErlane
                              Attorney for Plaintiffs


Dated: May ___, 1994



                            EXHIBIT B

         IN THE CIRCUIT COURT OF MADISON COUNTY, ALABAMA


INTERGRAPH CORPORATION,                 )
                                        )
          Plaintiff,                    )
                                        )
vs.                                     )   CIVIL ACTION NO. CV94 239J
                                        )
BENTLEY SYSTEMS, INC.                   )
BARRY J. BENTLEY                        )
KEITH A. BENTLEY                        )
RAYMOND B. BENTLEY                      )
RICHARD P. BENTLEY               )
and TENSOR TECHNOLOGY, INC.,            )
                                        )
          Defendants.



                   __________________________

                    STIPULATION OF DISMISSAL
                   __________________________




     Pursuant to the Alabama Rules of Civil Procedure, it is hereby stipulated and agreed between and among plaintiff and defendants, by their attorneys, that this action shall be dismissed with prejudice, with each party to bear its own attorney's fees and costs.





________________________              ________________________
John M. Heacock                       Wayne Wolfe
Lanier Ford Shaver & Payne P.C.  Joan-Marie Kettell
P.O. Box 2087
Huntsville, AL 35804-2087
Attorney for Plaintiff
Intergraph Corporation

                                      Attorney for Defendants




Dated: May __, 1994


                            EXHIBIT C







                  EXHIBIT D (Purposely Omitted)




                            EXHIBIT E

         AMENDMENT NO. 14 TO SOFTWARE LICENSE AGREEMENT
         ----------------------------------------------

          This Amendment No. 14 to the Software License Agreement dated April 17, 1987 (this "Amendment"), is entered into this 2nd day of May, 1994, by and between Intergraph Corporation ("Intergraph"), a Delaware corporation having its principal office and place of business at 1 Madison Industrial Park, Huntsville, Alabama 35894, and Bentley Systems, Incorporated ("BSI"), a Delaware corporation having its principal office and place of business at 690 Pennsylvania Drive, Exton, Pennsylvania 19431.


                      W I T N E S S E T H:

          WHEREAS, the parties hereto entered into a Software License Agreement dated April 17, 1987, and amended by prior Amendments No. 1 through No. 13;
          WHEREAS, the parties hereto are parties to a Settlement Agreement and Mutual General Release of even date herewith, which is one of several agreements that collectively comprise the definitive agreement among the parties in settlement of certain litigation and arbitration proceedings pending between and among them;

          WHEREAS, as part of the definitive agreement, the parties hereto have agreed to enter into this Amendment to further amend the terms of the Software License Agreement;

          WHEREAS, the parties now wish to establish the BSI
Comprehensive Support Plan as the basis for future MicroStation support for End Users; and

          WHEREAS, the parties desire to terminate the Software
License Agreement on December 31, 1994, after which time the Software License Agreement will be succeeded by a new
Distribution Agreement between the parties.

          NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:


                    ARTICLE I.  DEFINITIONS

          The following words, terms, and phrases shall in this Agreement have the following meaning:

          1.01 "Software Reissue" means the distribution or license of copies of the Licensed Programs by Intergraph for use by an existing End User on a different category of workstation architecture (as classified by Intergraph when the End User license was issued) than that originally used by such End User for the Licensed Programs, where such user has relinquished the original license and destroyed all copies of original documentation and original software, and where Intergraph has not previously paid to BSI a royalty for such transaction. The term Software Reissue shall not apply to upgrades to the Clipper workstation issued by Intergraph pursuant to Paragraph 6 of Amendment No. 1 to the Software License Agreement.


                           ARTICLE II

          2.01      Non-Exclusivity

               (a) Intergraph and BSI agree that the license granted to Intergraph in the April 17, 1987, Software License Agreement is non-exclusive as of the date hereof. This Amendment shall be effective on the date first set forth above, and shall expire with the termination of the Software License Agreement on December 31, 1994, to be succeeded January 1, 1995 by the Distribution Agreement between the parties.

               (b)  BSI agrees that through December 31, 1994,
BSI will not distribute end-user products other than MicroStation
Review (all platforms) and MicroStation Field under the terms set forth below:

                    (i)  BSI shall have the right to distribute
MicroStation Review (all platforms) and MicroStation Field only to existing CSP subscribers and only direct and without advertising such products;

                    (ii) BSI will provide for product
registration;

                    (iii)     the U.S. List price and royalty for
MicroStation Field shall be *** and ***, respectively; and

                    (iv)  BSI may compensate a CSP Partner in an
amount less than *** of the list price for sales of MicroStation Review and MicroStation Field to sites served by the CSP Partner.

               (c)  Notwithstanding subparagraph (b) above,
during 1994, BSI shall have the right to:

                    (i)  enter into agreements pursuant to which
it grants rights to distribute MicroStation "engine" software (which does not make available to users the MicroStation user interface as such) to developers for incorporation and bundled distribution with their applications for use by third parties; and

                    (ii) distribute software for educational purposes to training centers, schools and students at nominal cost, pursuant to Paragraph 6.08 of the Business Relations
Agreement of even date herewith.


          2.02 Alternate Platform Upgrades. Intergraph shall not market, advertise, offer for sale, sell, or renew existing agreements for (a) Alternate Platform Upgrades without charge or at a discount conditioned upon the purchase of maintenance services, or (b) maintenance services at a discount or without charge conditioned upon the purchase of Alternate Platform Upgrades. The term "Upgrades" in this paragraph shall mean enhancements, modifications, additions and substitutions to the Licensed Programs which are offered normally at additional charge. The term "Alternate Platforms" means platforms other than Intergraph Clipper Workstation or Sun Microsystems SPARC workstations sold or serviced by Intergraph Corporation.


          2.03  Reissue Royalties.

                 (a)  Within thirty (30) days of the date of
  this Agreement, Intergraph shall pay to BSI *** of the royalties payable by Intergraph to BSI pursuant to Section 5.1 for each copy of the Licensed Programs distributed by Intergraph as a Software Reissue from January 1, 1993, until March 31, 1994. Thereafter, Reissue Royalties shall be due and paid quarterly through December 31, 1994, at a rate of *** of the royalty rate specified in
  Section 5.1 for each copy.

               (b) Intergraph shall have no obligation to pay a royalty to BSI for a Software Reissue made by Intergraph pursuant to its existing "Phoenix program" (in which an existing Clipper workstation is physically upgraded by installing an Intel processor within such workstation), provided that the MicroStation License for the Intel processor is immediately placed under CSP Maintenance.

          2.04 Termination. The following provision shall replace the termination for cause provisions in Section 13:

          (a) This Agreement may be terminated for a material breach of this Agreement, but only pursuant to the procedures set forth in this Section 2.04. If either party believes that a material breach of this Agreement has occurred, that party (the "aggrieved party") must first give the other party written notice of termination specifically identifying the breach or breaches alleged to have occurred. The party receiving written notice shall then have thirty (30) days in which to cure such breach or breaches. If within the thirty (30) days the breach or breaches are not cured to the satisfaction of the aggrieved party, then the aggrieved party may file a Demand For Arbitration seeking a determination of whether a material breach has occurred. Such Demand for Arbitration shall be determined in accordance with the procedures set forth in Section 14.13 hereof. Except for claimed breaches involving payment obligations where the paying party has failed to make timely payment of at least fifty percent (50%) of the disputed amount to the other party, neither party may withhold its performance under this Agreement unless and until there has been a final determination pursuant to Section 14.13 that a material breach has occurred. The parties agree to take all reasonable steps necessary to expedite a final determination in accordance with Section 14.13.

          (b) The parties hereto specifically agree and acknowledge that subparagraph (a) sets forth an essential and unique provision of this Agreement and that the failure of either party strictly to adhere to the terms of subparagraph (a) above, including unilaterally withholding its performance under this Agreement, will cause irreparable harm to the other party. The parties further specifically agree and acknowledge that either party shall be entitled to injunctive relief to enforce strictly the terms of subparagraph (a).

          (c) If BSI has withheld performance by failing to provide to Intergraph any error correction change to the Licensed Programs, which change has been provided by BSI to any third party, then Intergraph shall have the right to withdraw and use source code under the terms of Section 10.6.

     Intergraph will continue to have the rights set forth in this Section 2.04(c) until either (1) BSI resumes performance in accordance with the terms of this Agreement or (2) there is a final determination pursuant to Section 2.04(a) that Intergraph has committed a material breach of this Agreement, whichever first occurs.

          2.05  Term.  Section 12.1 of the Software License
Agreement shall be amended to read as follows:

                         12.1  Duration -- Unless
               terminated as provided in Section
               13 as amended by Section 2.04 of
               Amendment No. 14, this Agreement
               shall remain in force until
               December 31, 1994, to be succeeded
               January 1, 1995, by the
               Distribution Agreement between BSI
               and Intergraph.

          2.06  CSP.  In furtherance of establishing the BSI
Comprehensive Support Program ("CSP") as the basis for future
MicroStation support for End Users:

               (a) There shall be no minimum contract value required for CSP after the date of this Agreement. The last sentence of Section 7.1 of the Software License Agreement is hereby deleted, and shall have no further force or effect.

               (b) BSI shall have the right to offer CSP to end users directly or indirectly.

          2.07  CSP Support CD's.

               (a) Intergraph shall have the right to distribute the quarterly CSP support CD's (including the foreign language translations of resources contained therein) as an upgrade to End Users that have not contracted for CSP maintenance services.

               (b) The parties agree that Section 5.1 is hereby revised to provide for a list price of *** for each quarterly
CSP CD and a royalty of *** payable by Intergraph to BSI for each such CD distributed by Intergraph to End Users.

          2.08  Time Extensions.

               (a) The parties agree that the April 30, 1994 date contained in Section 5.1(g) of the Software License
Agreement shall be revised to June 30, 1994.

               (b) The parties agree that the June 30, 1994 date set forth in Section 5.1(e) of the Software License Agreement shall be revised to December 31, 1994.

          2.09 Minimum Obligations for Certain Platforms. The following language shall be added to Section 5.1:

               Licensor and Licensee agree to offer MicroStation Version 5 on Dec Alpha NT, IBM RS 6000 and SGI platforms. Licensee guarantees to Licensor a Minimum Number of royalty unit sales on each of these platforms between the initial date of availability of each such version and December 31, 1994. To the extent that Intergraph has failed to fulfill the Minimum Number of sales with actual licenses, Intergraph shall remit to BSI the balance of its commitment hereunder with its fourth quarter 1994 royalty payment for the Licensed Programs. Such payment of the balance shall be treated as prepaid purchases as to such product. The term "Minimum Number" shall mean, with respect to each such version, the number of calendar days between the date of its initial availability from BSI and December 31, 1994, multiplied by 1.39.

          2.10 Superseded Provisions. The parties acknowledge and agree that Section 9.1 of the Software License Agreement shall not be construed to prohibit activities of BSI permitted under the Business Relations Agreement.

          2.11 Royalty Report. Intergraph shall include in the reports accompanying its quarterly royalty payments an itemization by platform and country for sales or licenses of each product (including Intergraph TD products separate from other PC's or Intergraph Clipper workstations). Intergraph shall itemize by product traded or migrated both trade-up and migration programs in such royalty reports.

          2.12 Migration. Licensees of MicroStation PC shall be entitled to migrate to the forthcoming "Chicago" (DOS 7/Windows
4) operating environment at *** charge. Licensees of MicroStation PC shall be entitled to migrate to the Windows NT platform at *** charge at any time after upgrading to Version 5. Licensees of MicroStation SPARC shall be entitled to migrate to Solaris 2 at *** charge at any time after upgrading to Version 5.

          2.13 Product Registration. Intergraph shall have the option to retain responsibility to register End Users of Version 5 of MicroStation or to assign this function in its entirety to BSI by furnishing written notice to BSI of such assignment.

                2.14  Product Kitting.  BSI may do product
kitting for BSI's CSP and ISD customers and other persons to whom BSI may distribute software under the terms of this Amendment.

          All other terms and conditions of the Software License
Agreement, as amended, shall remain unchanged.


                              BENTLEY SYSTEMS, INCORPORATED



ATTEST:                       BY:  _________________________


                              TITLE: _______________________



                              INTERGRAPH CORPORATION



ATTEST:                       BY:  _________________________


                              TITLE: _______________________



                            EXHIBIT F



                  BUSINESS RELATIONS AGREEMENT


                  BUSINESS RELATIONS AGREEMENT

          This Business Relations Agreement ("this Agreement") is made and entered into this 2nd day of May, 1994, by and between INTERGRAPH CORPORATION ("Intergraph"), a Delaware corporation having its principal office and place of business at One Madison Industrial Park, Huntsville, Alabama 35894, and BENTLEY SYSTEMS, INCORPORATED ("BSI"), a Delaware corporation having its principal office and place of business at 690 Pennsylvania Drive, Exton, Pennsylvania 19341.

                      W I T N E S S E T H:

          WHEREAS, the parties hereto are parties to a Settlement Agreement and Mutual General Release of even date herewith ("Settlement Agreement"), which is one of several agreements that collectively comprise the definitive agreement between and among the parties hereto and other parties in settlement of certain litigation and arbitration proceedings pending between and among them;

          WHEREAS, the parties will benefit from increased time and effort by Intergraph devoted to marketing BSI's MicroStation
Product; and

          WHEREAS, as part of the definitive agreement, the parties hereto have agreed to enter into this Agreement to set forth certain agreements and obligations with respect to their future business relationship.

          NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

                    ARTICLE I.  DEFINITIONS
                    -----------------------

          The following words, terms, and phrases shall in this Agreement have the following meanings:

          1.01 "BSI Software" means any computer software developed or distributed by BSI.

          1.02 "Channel Fee Product" means the computer programs entitled (a) *** and (b) in the event BSI discontinues the licensing of any of the foregoing programs, any successor program marketed by BSI as a substitute for such program.

          1.03 "Complementary Product" means a product that can be reasonably expected by reason of its availability and potential integration with another product to increase the sales or viability of the other product.

          1.04 "Distribution Agreement" means the written
Distribution Agreement of even date herewith between Intergraph and BSI.

          1.05 "*** Products" means computer aided design software that does not include any BSI software, that runs on the Windows (Windows 3.1, Windows NT, Windows 4 "Chicago") operating system, using ***.

          1.06 "MicroStation Field" means a computer software package which is designed for pen or laptop computers, which BSI may market for capture and/or annotation of graphical design data in the "field".

          1.07 "MicroStation Product Family" means the BSI software products entitled "MicroStation," "MicroStation Review,"
"MicroStation Draft" and "MicroStation Modeler."

          1.08  The terms "MicroStation," "MicroStation Review,"
"MicroStation Field," "MicroStation Modeler," "MicroStation
Draft" and their successor programs shall include updates and upgrades.

          1.09 "Confidential Information" means business and technical information of a party hereto that is treated as confidential by such party, and which may include computer programs, source code, algorithms, customer lists, price lists, and business plans, furnished in writing to the other party hereto, provided that such information is identified in writing to the other party hereto as confidential prior to the transmission of such information.

          1.10 "Translation" means a foreign language transla tion of the documentation and machine-readable information for MicroStation or MicroStation Review, or any portion thereof, prepared by Intergraph.

          1.11 "Localization Auxiliary Program" means auxiliary programs developed by Intergraph or third parties to facilitate
MicroStation usage for localization, such as keyboard input front-end processors for certain Asian languages.

              ARTICLE II. OBLIGATIONS DURING 1994
              -----------------------------------

          2.01  *** Products.

               (a) During 1994, Intergraph shall not announce, promote, advertise, offer for sale, or sell any ***
Products other than *** Products or *** Products.
Third parties and customers of Intergraph may use ***
Products and *** Products as a base for their *** and *** applications respectively.

               (b)  The term "*** Products" shall mean a
*** Product for *** applications, that is a Complementary Product to MicroStation and MicroStation Modeler.

               (c)  The term "*** Product" shall mean a
*** Product that is limited to the functions of the existing *** product described in the *** Product documentation, that is a Complementary Product to Intergraph's
MicroStation based *** products.

          2.02 BSI 1994 Goals. During 1994, BSI intends to work toward, inter alia, the following goals:

               (a) Establishing BSI's MicroStation engines as the premier CAD-Engine technology;

               (b) Promoting the MicroStation product family of end-user products; and

               (c) Establishing a corporate identity for BSI (to maximize IPO potential). Intergraph will not unreasonably withhold any required consent to use its name in such communications.

          2.03 Advertising. During 1994, Intergraph shall continue to advertise and promote MicroStation, and shall spend for such advertising and promotion no less than a sum substan tially in accordance with the sums Intergraph has spent on advertising and promotion in 1992 and 1993 or the sum originally budgeted by Intergraph for 1994, whichever is lower.

          2.04 MicroStation 32 V5 Royalties. The royalty paid by Intergraph to BSI for copies of MicroStation 32 shipped to new users after March 31, 1994 shall be at the *** rate. To the extent that Intergraph has shipped MicroStation 32 Version 5 and paid to BSI royalties for such new Version 5 copies of MicroStation 32 at the *** royalty rate, Intergraph shall pay the difference to BSI with its royalty payment for the second quarter of 1994.


             ARTICLE III.  TRANSITIONAL OBLIGATIONS
             --------------------------------------

          3.01  List of Resellers and Registration Database.

               (a) On or before September 30, 1994, Intergraph shall deliver to BSI a complete and accurate list on diskette and on paper setting forth the names, addresses and telephone and facsimile numbers of Intergraph's MicroStation distributors and resellers throughout the world updated as of that date, together with the quarterly volume of MicroStation products sold for each platform by each such distributor or reseller during the preceding twelve (12) months, and the discount levels granted by Intergraph to each such distributor and reseller. On December 31, 1994, Intergraph shall deliver to BSI on diskette and on paper the foregoing list updated as of December 15, 1994, and if Paragraph 6.12 applies to a particular reseller, the status of their outstanding indebtedness to Intergraph.

               (b) Intergraph shall enter into amendments of its written agreements with its distributors and resellers to reflect the changes to Intergraph's distribution rights with respect to MicroStation and MicroStation Review after December 31, 1994.

          3.02 List of Users. On December 31, 1994, Intergraph shall deliver to BSI on diskette and on paper a copy of the registration databases maintained by Intergraph and its subsidiaries and affiliates of end user registrations for BSI Software updated as of December 15, 1994. By January 30, 1995, Intergraph shall deliver to BSI on diskette and on paper the foregoing registration databases updated as of December 31, 1994. Intergraph shall provide such databases to BSI on an "as is" basis and without warranty; provided, however, Intergraph warrants that it has furnished to BSI the entirety of its end user registration databases.

          3.03  List of Suppliers.

               (a) Intergraph shall use its best efforts to, and cooperate with BSI in, transferring responsibility for manufacture of product kits for MicroStation and MicroStation
Review.

               (b)  Upon the execution of this Agreement,
Intergraph shall furnish to BSI a list of manufacturers and suppliers used by Intergraph to manufacture and assemble product kits for MicroStation and MicroStation Review.

               (c) Intergraph shall take no action to penalize, boycott, deter, interfere with or take any other action to retaliate against any manufacturer or supplier of product kits for MicroStation or MicroStation Review to deter such manufacturer or supplier from dealing with BSI. BSI shall take no action to penalize, boycott, deter, interfere with or take any other action to retaliate against any manufacturer or supplier of product kits for BSI products to deter such manufacturer or supplier from dealing with Intergraph. BSI agrees that it shall not deem Intergraph to have breached this provision by reason of a de minimus violation.

          3.04  Foreign Language Documentation Translations and
Localization Auxiliary Programs.

               (a) Exhibit B to this Agreement sets forth a currently available list as of the date of this Agreement of each of the Translations, together with an accounting in reasonable detail of the identifiable direct costs incurred by Intergraph for preparing each such Translation. Intergraph shall update Exhibit B within thirty (30) days following the date of this Agreement. By the end of 1994, Intergraph will provide to BSI a final update of Exhibit B. Exhibit B shall also contain the same information for Localization Auxiliary Programs that Intergraph wishes to offer to BSI under the terms herein.

               (b)  BSI shall have the option, which may be
exercised on the date of this Agreement or at any time thereafter (and on more than one occasion) by furnishing written notice to Intergraph, to purchase the entire right, title and interest of Intergraph to one or more of the Translations at a price of *** of the documented direct costs incurred by Intergraph to prepare such Translation. In the event that BSI elects to purchase one or more of the Translations, the parties agree to enter promptly into a written assignment providing for the transfer to BSI of Intergraph's entire right, title and interest to such Translations and containing such additional terms and conditions ancillary to such transfer, including the prompt delivery of electronic and paper copies of such Translations.

               (c)  BSI shall have the option, which may be
exercised on the date of this Agreement or at any time thereafter (and on more than one occasion) by furnishing written notice to Intergraph, to license from Intergraph one or more of the Localization Auxiliary Programs listed in Exhibit B at a price of *** of the documented direct costs incurred by Intergraph to prepare such Localization Auxiliary Program. In the event that BSI elects to license one or more of the Localization Auxiliary Programs, the parties agree to enter promptly into a written license agreement providing for the grant to BSI from Intergraph of a non-exclusive license to use, reproduce, modify, enhance and distribute such Localization Auxiliary Program and containing such additional conditions ancillary to such license, including the prompt delivery of electronic copies of the source code, object code, and documentation for the Localization Auxiliary Program.


               (d) BSI shall have the right to distribute to CSP subscribers the Translations and Localization Auxiliary Programs that it elects to purchase or license pursuant to this provision. At any time after exercising its purchase election for a particular Translation, BSI shall have the right to purchase kits which include such Translations (at Intergraph's cost of materials) for distribution to CSP subscribers. Delivery shall be to BSI's Exton headquarters unless otherwise mutually arranged.

               (e) Nothing in this Agreement shall be construed to prohibit BSI from developing at its own cost foreign language translations of documentation for BSI Software or from distributing or exercising any of its rights to such foreign language translations.

               (f)  Intergraph shall not penalize, boycott,
retaliate against, interfere with or take any other action to deter third parties from contracting with BSI to prepare foreign language translations of documentation for BSI Software.

          3.05  Restrictions on Hiring.

               (a) BSI and Intergraph agree not to recruit each others employees with the following exceptions:

                    i) Any employee that is terminated by one party may be offered employment by the other.

                    ii) Any employee that has not been employed by either party for a period of at least six (6) months may be hired by the other party.

                    iii) BSI will consider for employment any Intergraph employees *** who are displaced by this agreement.

               (b) BSI has furnished to Intergraph a memo dated April 14, 1994, containing a list of Intergraph employees for Intergraph's review and approval for hire by BSI. Intergraph shall review said list and approve *** such employees on or before May 15, 1994. In the event that Intergraph does not designate *** approved hire candidates from such list in writing to BSI on or before May 15, 1994, then all employees on the list shall be deemed approved by Intergraph and will be eligible for hire by BSI. BSI will have the right to select *** employees for hire from the list without the approval of Intergraph.

               (c)  Notwithstanding the provisions of
subparagraph (a) above, BSI may hire any person with the written consent of the Human Resources Director of Intergraph.

               (d)  BSI agrees that if it hires any persons
pursuant to subparagraphs (b) or (c) above, it shall make each such person reasonably available by telephone for a reasonable period of time at no charge to assist Intergraph with the transition.

               (e)  The restrictions set forth in this Paragraph
3.05 shall remain in effect until July 1, 1996.


3.06  Existing Commitments.

               (a)  Intergraph warrants that attached as Exhibit
C     hereto is a list of agreements ("Multi-Year Agreements"),
between Intergraph and certain end users (collectively "Multi-Year Purchasers"), with which Intergraph has entered into irrevocable written commitments for the sale or license of BSI Software on a multi-year basis, and that such list accurately sets forth for each such Multi-Year Agreement the following information:

                    (i)       the identity of the Multi-Year Purchaser;

                    (ii)      the expiration date of the
agreement, including any renewal periods exercisable at the sole option of the Purchaser;

                    (iii)  the BSI Software that is the
subject of the agreement;

                    (iv)  the number of copies (if known) to be
distributed by Intergraph in each year (or subdivision thereof, if specified) of the Multi-Year Agreement;

                    (v) the committed price or discounts offered by Intergraph.

               (b) BSI shall have the right to inspect each Multi-Year Agreement set forth in Exhibit C by furnishing ten
(10) days advance written notice to Intergraph.

               (c) Intergraph shall pay to BSI a special price set forth in Exhibit D hereto, for each Product Kit purchased by Intergraph from BSI pursuant to the Distribution Agreement for sale by Intergraph to a Multi-Year Purchaser pursuant to an irrevocable commitment set forth in a Multi-Year Agreement. The special prices granted in this subparagraph shall not apply to any renewals which would have the effect of extending such Agreements beyond the respective dates in Exhibit C, and shall terminate upon the termination of the Distribution Agreement.

               (d) Intergraph shall not enter into new Multi-Year
Agreements hereafter without the written permission of BSI.

          3.07 Bonus Pool.    Intergraph and BSI will adjust the
special bonus pool and royalty payments by equal amounts if both parties agree that the benefits for the IPO outweigh the costs thereof.

                 ARTICLE IV.  OBLIGATIONS DURING 1995
                 ------------------------------------

          4.01  Channel Compensation Fee.

               (a)  BSI shall pay to Intergraph a "Channel
Compensation Fee" of *** (which *** shall reflect *** promotional programs, including without limitation trade-up, migration, and seed programs), for each copy of a Channel Fee Product licensed by BSI to end users during the first six months of 1995 and *** (as described above) for each copy of a Channel Fee Product licensed by BSI to end users in the second six months of 1995. The Channel Compensation Fees paid by BSI to Intergraph hereunder shall not exceed ***. BSI shall not be obligated to pay a Channel Compensation Fee to Intergraph (i) for any revenue derived from maintenance, enhancements, technical support, or training fees relating to the Channel Fee Products, (ii) for the license of products other than Channel Fee Products, (iii) for internal use of the Channel Fee Products by BSI for any purpose, (iv) for copies of Channel Fee Products used for sales demonstrations, training, maintenance, evaluation, support or education, (v) for payments pursuant to the Distribution Agreement and OEM Software License Agreement for MicroStation V5 Runtime Engine between BSI and Intergraph, or
(vi) for MicroStation engines sold or licensed by BSI. BSI shall be granted a credit for any Channel Fee Product returned to it within ninety (90) days of initial product shipment.

               (b)  BSI shall compute and pay to Intergraph
within thirty (30) days after the conclusion of each calendar quarter during 1995 the Channel Compensation Fee payable hereunder based on the number of copies of Channel Fee Products licensed by BSI during such calendar quarter. In the event that payments due from Intergraph to BSI under the Distribution Agreement, the Software License Agreement dated April 17, 1987, the Intergraph CSP Agreement, or the OEM Software License Agreement For MicroStation V5 Runtime Engine are more than thirty
(30) days late, BSI shall have the right to withhold from payment of the Channel Compensation Fee an amount equal to such aggregate overdue payments until such time as Intergraph pays such overdue payment to BSI. In the event that payments due from BSI to Intergraph under this Paragraph 4.01 are more than thirty (30) days late, Intergraph shall have the right to withhold from payments under the Distribution Agreement the Intergraph CSP Agreement, or the OEM Software License Agreement For MicroStation V5 Runtime Engine an aggregate amount equal to such overdue payment until such time as BSI pays such overdue payment to Intergraph.

               (c) Intergraph shall be responsible for and shall pay any and all taxes that are due and payable with respect to the Channel Compensation Fee paid by BSI to Intergraph.


       ARTICLE V.  OBLIGATIONS DURING 1995 AND THEREAFTER
       --------------------------------------------------

          5.01 Distribution Restrictions. On January 1, 1995, and thereafter, there shall be no restrictions on the right of Intergraph or BSI to sell or distribute goods or services other than the restrictions set forth in this Agreement or in the other written Agreements entered into by BSI and Intergraph of even date herewith. As of January 1, 1995, the third sentence of
Section 11.10 of the Stock Purchase Agreement shall be of no further force or effect.

          5.02  ***.  After January 1, 1995, BSI and
Intergraph intend to explore a complementary approach to address
***, which can include:

               (a) The sale by BSI of MicroStation engines and of other end user products;

               (b)  The positioning of MicroStation ***
(and applications written in both environments) to optimize integration and competitive posture; and

               (c) Upon written request from BSI or Intergraph to the other, cooperation by BSI and Intergraph in specific marketing and sales situations to address ***.

          5.03 Initial Public Offering. BSI and Intergraph agree to consider from time to time the desirability of an initial public offering of common stock of BSI ("IPO") *** the realization by BSI of maximum value for its shares being the principal factor in such considerations.
The Board of Directors of BSI shall have sole responsibility for determining whether BSI should make such an IPO and the timing and terms of any such IPO.

          5.04 Technical Support For Intergraph Application
Development.

               (a) BSI will provide to Intergraph new releases of updates (fixes to intended functionality) and upgrades (significant new functionality, major new releases) to BSI Products prerequisited by Intergraph applications, to permit timely testing and certification by Intergraph of Intergraph application software. Such new releases will be sent to Intergraph at the earliest date they are sent to any member of the BSI Independent Software Developer ("ISD") Program.

               (b) BSI will offer to Intergraph all information and services offered to any member of the BSI ISD Program.

               (c) BSI will waive the BSI ISD Program fee for Intergraph.

          5.05 Support for MicroStation 32 for the Clipper
Platform running the CLIX Operating System.

          Effective as of January 1, 1995:

               (a) BSI shall make good faith efforts to continue providing second-line support to Intergraph for customers of MicroStation 32. In no event shall BSI be required to provide a higher level of service than that provided on the date hereof. BSI shall have the option to discontinue permanently such services upon *** notice to Intergraph at any time when there are fewer than *** new sales of MicroStation 32 platforms ***.

               (b) Intergraph may provide updates and upgrades to MicroStation BSM customers without royalty payment to BSI. For such upgrades, BSI will manufacture product kits and will provide them to Intergraph under the Distribution Agreement, at its full cost of materials and shipping. Customers not *** shall not be provided with the new release except as a paid upgrade.

               (c) BSI shall have the option to discontinue permanently (with one year's notice to Intergraph) the development and release of upgrades for MicroStation 32 if the new sales for MicroStation 32 platform are less than ***.

               (d) After the date of this Agreement, Intergraph shall maintain BSI's Clipper workstations at no charge to BSI.
Intergraph shall provide any Clipper workstations required by BSI to perform its obligations hereunder at no charge.

              ARTICLE VI.  CONTINUING OBLIGATIONS
              -----------------------------------

     6.01 Maintenance with Upgrades. Intergraph shall not market, advertise, offer for sale, sell or renew existing agreements for (a) Upgrades without charge or at a discount conditioned upon the purchase of maintenance services or (b) maintenance services without charge or at a discount conditioned upon the purchase of Upgrades, other than for Intergraph Clipper and SPARC workstations sold and serviced by Intergraph. In particular, Intergraph shall discontinue its MSP, SSP and similar maintenance programs for platforms other than Intergraph's Clipper workstations. Intergraph shall be permitted to discharge its obligations under support agreements for services as set forth in (a) and (b) above, with end users existing as of the date of this Agreement, for the duration of their terms, but shall not renew any such agreements upon their expiration. The term "Upgrades" shall mean enhancements, modifications, additions and substitutions to software developed or distributed by BSI and which are offered at additional charge (other than under BSI's MicroStationCSP service).

          6.02  Product Development.

               (a)  Neither Intergraph nor BSI shall be
constrained from creating or developing any technology of any nature whatsoever for the development of existing or future products.

               (b)  Neither Intergraph nor BSI shall be
constrained from purchasing technology, or from forming joint-development relationships with, making equity investments in, or entering into contracts with, third parties for the development of existing or future products.

               (c) This provision shall supersede the first sentence of Section 11.10 of the Stock Purchase Agreement, which shall have no further force or effect.

          6.03  Third-Party Agreements.

               (a) The management of BSI shall have the right to negotiate, enter into, and execute agreements with computer and workstation vendors, ***, for the development, distribution and maintenance of software and services, provision of hardware and software tools, marketing and technical support, Independent Software Developer ("ISD") status, and such other purposes as may be in furtherance of distribution and marketing of BSI Software as permitted herein.

               (b) This paragraph shall supersede the second sentence of Section 11.10 of the Stock Purchase Agreement to the extent that such provision of Section 11.10 is inconsistent with this paragraph.

          6.04 No Penalty for Direct Purchase from BSI. Inter graph shall not enter into or renew any agreements with users or resellers or permit its sub-distributors to enter into agreements with users or resellers that preclude such user or reseller from, or penalize or deter such user or reseller in any way from, purchasing any BSI products or service directly from BSI or from its distributors or resellers.

          6.05  BSI/Intergraph Meetings.

               (a) At the request of Intergraph or BSI furnished in writing to the other, Intergraph and BSI agree to conduct a meeting, which may be by telephone, not more frequently than once a month, to discuss technical and marketing issues relating to competition between the MicroStation Product Family and ***.
The foregoing meetings will be
contingent upon the availability of James W. Meadlock or Tommy D. Steele on behalf of Intergraph and of Keith Bentley, Barry Bentley or Greg Bentley on behalf of BSI. These meetings shall not address the governance of BSI, and neither party shall be under any obligation to divulge to the other any non-public business information.

               (b) Neither Intergraph nor BSI shall be obliged to schedule or attend the meetings described in this paragraph after the initial public offering of the common stock of BSI.

          6.06  MDL Consulting Services.  Effective immediately,
BSI may introduce a line of business offering MDL Consulting
Services to address individual client requirements.

          6.07  IGUG.

               (a) BSI and Intergraph agree that it is in their mutual interest to make the International Graphics Users Group
("IGUG") activities beneficial to both parties.

               (b)  BSI intends to demonstrate MicroStation
Modeler at the May 1994 IGUG conference. BSI intends to partic ipate during that conference in the MicroStation Marketplace Mall and to conduct its activities at such Mall in a professional manner that is, in its reasonable judgment, not calculated to be confrontational with Intergraph.

               (c) The October 1994 IGUG conference may include BSI's presentations of the MicroStation engine concept, and also MicroStation extensions utilizing object technology. At that conference or another event near its date, Intergraph may also choose to announce the ***, together with a complementary strategy for ***, if BSI and Intergraph have agreed upon such a strategy. BSI may publicly announce the forthcoming customer availability (after December 31, 1994) of MicroStation Draft and MicroStation Modeler at the October 1994 IGUG conference.

                       6.08  Education and Training

               (a) Upon the execution of this Agreement, BSI shall assume responsibility for marketing all MicroStation educational programs throughout the world. Intergraph and BSI shall each have rights and responsibilities for professional training programs and distribution of licensed products under educational and training programs until January 1, 1995. BSI will manufacture all educational kits and will offer same to Intergraph at BSI's cost of materials and shipping.

               (b) In furtherance of the foregoing transfer to BSI of responsibility for MicroStation educational and training programs, Intergraph shall, upon the execution of this Agreement, provide to BSI copies of all written agreements executed by Intergraph relating to each educational or training program listed below, as it pertains to MicroStation, including:

                    (i)  the Regular Educational Discount (RED)
program for support of educational programs at schools;

                    (ii) the Intergraph Education Centers (IEC) program for support of professional training programs by schools and training vendors;

                    (iii)  the Intergraph Educational Distributor
contract, and associated bookstore contracts, and the Intergraph
Educational Partner program (IEP) by which educational copies are made available to students through school bookstores; and

                    (iv) the Intergraph Training Partner (ITP) program for support of professional training programs.

               (c) BSI shall have the option, by furnishing written notice to Intergraph, of requesting the assignment of all of the agreements furnished by Intergraph above. Intergraph shall assign each such agreement requested by BSI and the other party to the extent that it relates to MicroStation education. BSI shall use reasonable efforts to minimize disruption to such other parties by reason of the assignment of the written agreements and the transfer to BSI of responsibility for MicroStation educational programs.

               (d) To the extent that it relates to MicroStation training, Intergraph will assign the renewal rights for the remaining contracts described in subparagraph (b) above to BSI on
January 1, 1995.   Intergraph retains the right to renew such
contracts so far as they relate to training in other Intergraph products. BSI shall use reasonable efforts to minimize disruption to such other parties by reason of the assignment of the written agreements and the transfer to BSI of responsibility for MicroStation training programs.

               (e) Intergraph shall retain responsibility for distribution of Intergraph copyrighted MicroStation training materials to IEC and ITP program members until January 1, 1995.
These materials include:

                    (i)  MicroStation 2D Level I Student Kit and
Instructor Kit

                    (ii) MicroStation 2D Level II Student Kit

                    (iii)  MicroStation 3D Student Kit and Instructor Kit

                    (iv) MicroStation Version 5.0 Update Course
Student and Instructor Kit

                    (v) MicroStation 2D Level I On-line Trainer. Intergraph will, at the option of BSI, provide BSI with the source data for the above-listed training materials for a fee of $100,000. In any case, Intergraph, will retain the right to reproduce, distribute, and sell these training materials to its customers, as well as for internal use.

               (f) In the event that BSI accepts assignment of IEC and ITP contracts or establishes a similar program for professional training, Intergraph at its option, will be eligible to participate in BSI's training programs on an equal basis with other training partners.

               (g)  Upon the execution of this Agreement,
Intergraph shall disclose to BSI the nature of its participation in and its rights and obligations with respect to various educational marketing activities, including:

                    (i)  student design contests;

                    (ii) the Vocational Skill Olympics and its membership on the VICA Technical Committee; and

                    (iii) the placement of advertising in The Journal. Intergraph will discontinue its activities described above and will use its best efforts to secure for BSI all of its rights and obligations in these activities. BSI shall use reasonable efforts to minimize the disruption on such third parties by reason of the transition.

               (h)  Upon the execution of this Agreement,
Intergraph will assign to BSI its entire right, title and interest to the source data for the brochure entitled
"MicroStation in Education."

               (i) Intergraph shall not take any actions to penalize, boycott, interfere with, deter or in any manner retaliate against any third parties for entering into agreements with BSI with respect to the educational and training program matters set forth in this paragraph; nor will BSI take any actions to penalize, boycott, interfere with, deter or in any manner retaliate against any third parties for entering into agreements with Intergraph with respect to education or training programs.

          6.09 MicroStation File Formats. BSI and Intergraph will continue to honor the joint commitment defined in the paragraph numbered 4 of the letter from J. Meadlock to the American Association of State Highway Transportation Officials (AASHTO) dated June 13, 1990 and attached as Exhibit E regarding the MicroStation format and underlying IGDS format being open and non-proprietary. In keeping with current practice, BSI will not provide libraries of routines that read/write MicroStation design files without requiring a MicroStation license. BSI will make available the source code header files that define the MicroStation graphics elements. These header files will be provided "as is" with no warranty of any kind to Intergraph and to licensees who agree to use them in conjunction with duly licensed BSI products only.

          6.10 IGDS File Formats. The IGDS base file format license dated April 17, 1987 will remain in effect in perpetuity rather than terminating when Intergraph no longer owns capital stock in BSI. For this right, BSI grants Intergraph the rights set forth in the Distribution Agreement and Intergraph CSP Agreement.

          6.11 Confidentiality

          (a) Each party may disclose to the other information concerning its Confidential Information as may be necessary to further the performance of this Agreement and the other written agreements between BSI and Intergraph of even date herewith (collectively "the Agreements"). The parties agree that neither party shall have any obligation of confidentiality as to, and shall have the right to use for any purpose or to disclose to third parties, any information received from the other party on or after the date of this Agreement unless the party disclosing such information furnishes advance written notice to the receiving party that such information is Confidential Information and the receiving party agrees in writing to accept such Confidential Information. Each party agrees to treat the other's Confidential Information in the manner prescribed herein.

          (b) Licensee and Licensor shall protect the other party's Confidential Information as follows:

               (i) Except as specifically provided herein or otherwise permitted by the other party in writing, Licensee may disclose Confidential Information of Licensor, and Licensor may disclose Confidential Information of Licensee, only to those employees and agents required to have knowledge of same to perform their duties pursuant to the Agreements. Each party shall protect the Confidential Information of the other party with the same degree of care as it protects its own Confidential Information, and in no case less than a reasonable degree of care.

               (ii) Except as may be permitted under any other agreement entered into by the parties or by the Agreements, upon the termination of the Agreements for any reason, each party shall return to the other, or if so requested, destroy all Confidential Information in the other's possession or control.

          (c) The foregoing obligations of confidentiality shall not apply with respect to either party's Confidential Information to the extent that such Information
               (i) is within or later falls within the public domain through no fault of the party receiving the Confidential Information; or

               (ii) is, or becomes, available to the receiving party from third parties who in making such disclosure have breached no written confidentiality agreement; or

               (iii)     is previously known by the receiving party; or

               (iv) is independently developed by the receiving party.

               (d) BSI and Intergraph acknowledge and agree that BSI may use for any purpose (but not disclose to third parties) any Proprietary Material (as defined in the Software License Agreement) furnished by Intergraph to BSI prior to the date of this Agreement reflecting customer identities, employee identities, reseller identities, business practices, pricing information, marketing studies, bug reports, crisis lists, certification reports, sales activities reports, trade show briefing books, sales marketing handouts, and user group presentations.

          6.12 Prior Debt. Until February 28, 1995, if a BSI reseller owes to Intergraph an overdue outstanding balance for sales of MicroStation products, BSI will withhold shipment of MicroStation products to such reseller until the outstanding balance is paid to Intergraph (or an accommodation is reached with Intergraph), except where such reseller gives BSI notice that said amount is the subject of a dispute with Intergraph.

          6.13 Support for the Intergraph ***

          Effective as of the date of this Agreement:

               (a) BSI shall have no further obligations to supply new versions of *** to Intergraph. BSI shall have no obligation with respect to testing or certification of ***.

               (b) Until January 1, 1996, BSI shall use good faith efforts to provide telephone support for *** development personnel only. Intergraph agrees to minimize any such support requirements. BSI's obligation to provide telephone support shall cease as of January 1, 1996.

               (c) Intergraph agrees that the source code provided to *** development personnel constitutes
Confidential Information of BSI. Intergraph will provide access to this Confidential Information only to personnel assigned the responsibility of developing and maintaining LStation and only for the purposes of developing and maintaining ***. In the event that Intergraph ceases to sell and maintain *** applications, Intergraph shall destroy all copies of such Confidential Information and forward to BSI written certification of such destruction.

               (d) Intergraph will sell *** only in
conjunction with *** applications that
prerequisite *** existing as of the date of this Agreement.
For shipments of ***, Intergraph shall pay BSI its purchase price of MicroStation *** as set forth in the Distribution
Agreement.

               (e) Intergraph acknowledges and agrees that BSI provides no Product Kit for *** purchases.


                   ARTICLE VII.  TERM; TERMINATION
                   -------------------------------

          7.01 Term. The term of this Agreement shall continue indefinitely, unless sooner terminated as provided herein.

          7.02 Termination for Material Breach. Either party may, at its option, terminate this Agreement in the event of a material breach by the other party. Such termination may be effected only through a written notice to the other party, specifically identifying the breach or breaches on which termina tion is based. Following receipt of such notice, the party in breach shall have thirty (30) days to cure such breach or breaches, and this Agreement shall terminate in the event that such cure is not made by the end of such period. The party terminating this Agreement pursuant to this provision shall have the right, at its option, also to terminate the Distribution Agreement and the Intergraph CSP Agreement. A material violation of Paragraph 2.01(a) of the Distribution Agreement shall constitute a breach of this Business Relations Agreement.


                  ARTICLE VIII.  MISCELLANEOUS
                  ----------------------------

          8.01 Entire Agreement. This Agreement, together with the Exhibits hereto, the Settlement Agreement and Mutual General Release, Amendment 14 to the Software License Agreement, the Distribution Agreement, the Intergraph CSP Agreement and the OEM Software License Agreement for MicroStation V5 Runtime Engine, collectively set forth the entire agreement and understanding between and among the parties and, supersede and merge all prior oral and written agreements, discussions and understandings between the parties, and neither of the parties shall be bound by any conditions, inducements or representations other than as expressly provided for herein or as fully set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized representative of the party to be bound hereby. Unless otherwise specified herein, this Agreement does not supersede or merge the Software License Agreement dated April 17, 1987, as amended, the Stock Purchase Agreement, the Stockholders' Agreement, the Software License Agreement For IGDS File Formats, or the Amended License Agreement dated January 28, 1993.

          8.02 Independent Contractors. In making and perform ing this Agreement, BSI and Intergraph act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between BSI and Intergraph. At no time shall either party make commitments or incur any charges or expenses for or in the name of the other party.

          8.03 Notices. Any notice required or permitted to be given hereunder shall, except where specifically provided other wise, be given in writing to the person listed below by regis tered mail or overnight delivery service, and the date upon which any such notice is received at the designated address shall be deemed to be the date of such notice. Any notice shall be delivered as follows:

      If to Intergraph:
                         Intergraph Corporation
                         One Madison Industrial Park
                         Huntsville, Alabama  35894
                         Attention:  James W. Meadlock, President

      If to BSI:

                         Bentley Systems, Incorporated
                         690 Pennsylvania Drive
                         Exton, Pennsylvania  19341
                         Attention:  Keith Bentley, President

or addressed to such other address as that party may have given by written notice in accordance with this provision.

          8.04 Amendments; Modifications. This Agreement may not be amended or modified except in a writing duly executed by the parties hereto.

          8.05 Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective successors and permitted assigns.

          8.06 Assignment. Neither party shall assign this Agreement, or any part thereof, without the prior written consent of the other party.

          8.07 Severability. The provisions of this Agreement shall be severable, and if any of them are held invalid or unenforceable for any reason, such provision shall be adjusted to the minimum extent necessary to cure such invalidity. The invalidity or unenforceability of one or more of the provisions contained in this Agreement shall not affect any other provisions of this Agreement.

          8.08 Waivers. Any delay or forbearance by either party in exercising any right hereunder shall not be deemed a waiver of that right.

          8.09 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of Delaware.

          8.10 Arbitration. In the event of a dispute between the parties arising under this Agreement, the parties shall submit to binding arbitration before a single arbitrator in Wilmington, Delaware, under the Commercial Arbitration Rules of the American Arbitration Association. The decision of the arbitrator shall be final and binding with respect to the dispute subject to the arbitration and shall be enforceable in any court of competent jurisdiction. Each party shall bear its own attorneys' fees, expenses and costs incurred in such arbitration.

          8.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one Agreement.

          8.12 Construction. This Agreement is the product of joint draftsmanship and shall not be construed against one party more strictly than against the other.

          8.13 Force Majeure. If performance of this Agreement by either party hereunder is prevented, hindered, or delayed by reason of an event of Force Majeure (as hereinafter defined), the party so affected shall be excused from such performance to the extent that and so long as performance is prevented, interrupted, or delayed thereby, provided that the party so affected shall promptly notify the other party of the occurrence of such event. For purposes of this Agreement, an event of Force Majeure shall be defined as (a) fire, flood, earthquake, explosion, or other similar or dissimilar act of God; (b) strikes, lockouts, picketing, and other labor disturbances not the fault of Supplier; (c) war (declared or undeclared) or other matter beyond the reasonable control of the party claiming the benefit of such event; (d) an act of governmental or quasi-governmental authorities in the United States or any political subdivision, department, or agency thereof; or (e) regulations or restrictions of law or of a court of competent jurisdiction.

          8.14 Headings. The headings in this Agreement are inserted merely for the purpose of convenience and shall not affect the meaning or interpretation of this Agreement.


                              BENTLEY SYSTEMS, INCORPORATED



ATTEST:                       BY:  _________________________


______________________        TITLE: _______________________




                              INTERGRAPH CORPORATION



ATTEST:                       BY:  _________________________


_____________________         TITLE: _______________________







                  EXHIBIT A (Purposely Omitted)





                  BUSINESS RELATIONS AGREEMENT


                            EXHIBIT B

                  FOREIGN LANGUAGE TRANSLATIONS


       Full Intergraph Costs (as known at April 30, 1995)



FRENCH

     MicroStation Resource Files (Intergraph internal)
                                                           ***
     MicroStation Documentation
     MicroStation Clipper-specific Documentation
     MicroStation  Windows NT-specific Documentation
          (Donnelley Language Solutions)             ***



GERMAN

     MicroStation Resource Files (Intergraph internal)
                                                            ***
     MicroStation Documentation
     MicroStation Clipper-specific Documentation
     MicroStation  Windows NT-specific Documentation
          (Donnelley Language Solutions)*            ***

ITALIAN

     MicroStation Resource Files (Intergraph internal)
                                                           ***
     MicroStation Documentation
     MicroStation Clipper-specific Documentation
     MicroStation  Windows NT-specific Documentation
          (Donnelley Language Solutions)*           ***



SPANISH
     MicroStation Resource Files (Intergraph internal)
                                                           ***
     MicroStation Documentation
     MicroStation Clipper-specific Documentation
     MicroStation  Windows NT-specific Documentation
          (Donnelley Language Solutions)*           ***

* calculated as 1/4 of the total reported in the April 14, 1994 letter from Milton Legg to Greg Bentley on this subject.



                  BUSINESS RELATIONS AGREEMENT

                            EXHBIT C

                      MULTI-YEAR AGREEMENTS

                           CATEGORY I


CUSTOMER            PRICE                 TERM        COUNTRY       QUANTITY

NAVAIR              ***               10/01/03         US
NAVFAC              ***               10/01/01         US
NAVSEA              ***               10/01/98         US

                           CATEGORY II

CUSTOMER             PRICE                TERM        COUNTRY       QUANTITY

DAIMLER BENZ        ***                 ***       GERMANY
SPANISH CADASTER    ***                 ***       SPAIN
TETRA PAK           ***                 ***       NORDIC
ARMEES              ***                 ***       FRANCE
CLECIM              ***                 ***       FRANCE
EDF/GDF             ***                 ***       FRANCE
FRANCE TELECOM      ***                 ***       FRANCE
GSA SCHEDULE        ***                 ***       US
GSA SCHEDULE        ***                 ***       US
GSA SCHEDULE        ***                 ***       US


                          CATEGORY III

CUSTOMER            PRICE                 TERM         COUNTRY    QUANTITY

LOGICA              ***                  ***          UK
CENTRAL GOVERNMENT  ***                  ***        SPAIN
  PURCHASE DEPARTMENT
CANADIAN FEDERAL
  GOVERNMENT        ***                  ***        CANADA
AECL LTD            ***                  ***        CANADA
CANADA POST         ***                  ***        CANADA
BOUYGUES            ***                  ***        FRANCE
CEA                 ***                  ***        FRANCE
CLECIM              ***                  ***        FRANCE
EDF/GDF             ***                  ***        FRANCE
ELF                 ***                  ***        FRANCE
RHONE POULENC       ***                  ***        FRANCE
SCETAUROUTE         ***                  ***        FRANCE



                  BUSINESS RELATIONS AGREEMENT

                            EXHIBIT D

           MULTI-YEAR AGREEMENTS - CATEGORY BREAKDOWN
           SPECIAL PRICES FOR PURCHASE OF PRODUCT KITS
                FOR SALE TO MULTI-YEAR PURCHASERS




     CATEGORY                 PAYMENT

        I                      ***

       II                      ***

       III                   NO SPECIAL PRICE (STANDARD PRICE APPLIES)






                            EXHIBIT E

                    IGDS FILE FORMAT LETTER
                            (attached)





June 13, 1990



Mr. Al Yocom
Computer Services Manager
Department of Transportation
700 Broadway Avenue, East
Pierre, South Dakota   57501

Dear Al:

Since I was involved in the previous generation of policy regarding MicroStation, I have chosen to answer your letter this time also. In giving you our position, I have coordinated it with Bentley Systems.

Since my letter of November 1988, I think the following significant events are worth noting:

1) MicroStation has been ported to the Macintosh and is deliverable.

2)   MicroStation Release 4.0 will be available later this year for the PC MS-DOS environment and will take advantage of the extended features of the 386 and 486 Intel processor. This
     product   will not be available on the lower level PC products.
     That same functionality level (Release 4.0) will be available on the Intergraph CLIPPER platform in the first quarter of 1991.

3)   MicroStation on CLIPPER has become the base product for our
     AEC and Mapping application   products.

4)   Intergraph has decided that MicroStation and the IGDS format
     are no longer to be considered     proprietary and we are in the
     process of making that announcement. As you know, there were previous restrictions regarding interfacing to that file format;
     all those restrictions are now     lifted.

5)   OS2 has failed to live up to its early promises and has not
     been a significant force in the    computer industry to date; and
     the new release of Windows for MS-DOS is probably going to result in that environment being the predominant PC environment for the next few years.

6)   UNIX has evolved into two fundamental camps with some
     differences even within the camps;      however, the application
     program interface standards make portability easier in the UNIX environment.

7)   There is an effort underway at Bentley Systems to convert
     MicroStation such that it is more easily     ported to the
     various UNIX platforms.  The status of that effort is that there
     is preliminary      release on the VAX-Station, but no production
     product is available now or in the near future.

Therefore, our commitment to JDTF is that Intergraph/Bentley Systems will keep MicroStation current as an open software platform on the CLIPPER-based Intergraph products and under MS-DOS on the PC for the indefinite future. We are approaching the time in which we must make a decision as to which other platform we will support in the summer of 1991. The three choices we are considering are: OS2. the Sun SPARC platform and the IBM 6000 platform. We would welcome a dialogue in the next six weeks that would participate in the decision regarding which of these three platforms we will offer. There is a commitment on our part to do this; it is merely a matter of deciding which of these comes first.

I value both my and Intergraph's relationship with the JDTF and look forward to being able to provide your MicroStation as a basis for your future development. If I can do anything to further clarify this position or adjust it to meet your requirements, please contact me.




Sincerely,



Jim Meadlock
CEO

JWM/jc
cc:  K. Bentley
     B. Bentley
     G. Nesin
     M. Bacon
     N. Baker
     G. Gingras
     T. Howell
     J.  Stanton









                            EXHIBIT G

                   INTERGRAPH CSP AGREEMENT





                   INTERGRAPH CSP AGREEMENT
                   ------------------------

                This AGREEMENT is entered into this 2nd day of May, 1994, by and between INTERGRAPH CORPORATION ("Intergraph") a Delaware corporation having its principal office and place of business at One Madison Industrial Park, Huntsville, Alabama
35894, and BENTLEY SYSTEMS, INCORPORATED ("BSI"), a Delaware corporation having its principal office and place of business at 690 Pennsylvania Drive, Exton, Pennsylvania 19341.

                      W I T N E S S E T H:

          WHEREAS, the parties hereto are parties to a Settlement Agreement and Mutual General Release of even date herewith, which is one of several agreements that collectively comprise the definitive agreement among the parties in settlement of certain litigation and arbitration proceedings pending between and among them;

          WHEREAS, BSI has developed and markets MicroStationCSP, which is a comprehensive support program of technical support and service to end users of BSI's software entitled MicroStation, MicroStation Review, and, in the future, MicroStation Modeler and MicroStation Draft ("MicroStation Products");

          WHEREAS, the parties now wish to establish Micro
StationCSP as the basis for future support of MicroStation
Products for such end user customers;

          WHEREAS, as part of the definitive agreement, the parties hereto have agreed to enter into this Agreement pursuant to which BSI shall give Intergraph certain rights to participate in BSI's MicroStationCSP.

          NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

                           ARTICLE I
                          APPOINTMENT
                          -----------

          1.01 Definitions.

The following words, terms and phrases shall in this Agreement have the following meaning:

               (a) The terms "Direct Account", "Agent",
"Intergraph-Manufactured Computer System", "Intergraph
Substantial Value Application", and "Product Kits" shall have the meanings set forth in the Distribution Agreement of even date herewith between BSI and Intergraph.

               (b) The term "Alternate Platform" shall mean a platform on which MicroStation operates other than an Intergraph
Clipper workstation running CLIX, or a Sun Microsystems SPARC workstation sold and serviced by Intergraph.

               (c) The term "Upgrades" shall mean enhancements, modifications, additions and substitutions to BSI software which BSI does not provide without charge to licensees.

               (d) The term "Updates" shall mean such
modifications of the Products as BSI may commercially release, from time to time, consisting only of fixes to existing documented product functionality, minor improvements and additions, and any changes necessary so that the products shall remain compatible with the evolution of the licensed platform's operating system, which BSI generally provides to licensees (beyond those covered by MicroStationCSP) without additional charge.

         1.02 Appointment. BSI hereby grants to Intergraph a non-exclusive perpetual worldwide right to distribute and sell BSI's MicroStationCSP only to MicroStation licensees and only in accordance with the terms of this Agreement to each category of MicroStation licensees below, (and subject to the restrictions in Paragraph 1.03):

               (a) Direct Accounts of Intergraph (provided that
Intergraph may not compensate an Agent in connection with such sales). Within Direct Accounts, Intergraph may sell
MicroStationCSP for all MicroStation Product licenses.

               (b) Other licensees, but as to such sales of contracts for inception after 1994, only for coverage of MicroStation product licenses which either run on Intergraph-
Manufactured Computer Systems or in conjunction with Intergraph
Substantial Value Applications.

          1.03 Existing BSI Accounts. Intergraph shall not offer to sell or sell MicroStationCSP or any Alternate Platform support service to an account that has, at such time, any existing agreement with BSI for MicroStationCSP support services and is named on the monthly report by BSI to Intergraph pursuant to Paragraph 4.01(g).


                           ARTICLE II
                           OBJECTIVES
                           ----------


          2.01  Basis for Support.  BSI and Intergraph
acknowledge and agree that MicroStationCSP shall henceforth serve as the primary basis for support for end users of MicroStation
Products on Alternate Platforms. Intergraph and BSI shall use their best efforts to accomplish this objective.

          2.02 Encouragement to Subscribe. In furtherance of the parties' mutual objective to establish MicroStationCSP as the primary support program for MicroStation Products, Intergraph shall use its best efforts to encourage end users of MicroStation Products that subscribe to any Alternate Platform support service offered by Intergraph to subscribe instead to MicroStationCSP.

          2.03 Promotion. Intergraph, upon depletion of current inventory of Product Kits, hereafter shall not include any information regarding any support programs for MicroStation
Products other than MicroStationCSP in Alternate Platform kits.

          2.04 License Grant. In furtherance of the parties' objective to promote the use of MicroStationCSP support service, Intergraph hereby grants to BSI a perpetual, world-wide, irrevo cable, non-exclusive right and license to use, display, repro duce, and distribute to existing and future MicroStation licensees, and grant licenses to existing and future MicroStation licensees to use and copy the "Value Added Pack" software contained in kits for MicroStation Version 5 kits manufactured or distributed by Intergraph. Upon written request by BSI, Intergraph shall deliver to BSI on diskette two (2) copies of all such software and documentation relating thereto.

          2.05  Restrictions on Alternate Platform Support
Service.

               (a) Intergraph shall not market, advertise, offer for sale or sell support service for Alternate Platforms (other than MicroStationCSP or Intergraph's Basic Support Plan ("BSP")) during the term of this Agreement.

               (b) Intergraph shall not market, advertise, offer for sale, sell, or renew existing agreements, as to Alternative Platforms, for (i) Upgrades without charge or at a discount conditioned upon the purchase of maintenance services, or (ii) maintenance services without charge or at a discount conditioned upon the purchase of Upgrades.

               (c) In the event that Intergraph has, prior to March 30, 1994, made any proposal to a third party account for support services which would be prohibited under sub-paragraph
2.05 (b) above and remained outstanding as of March 30, 1994, then Intergraph shall make best efforts to convert said account to MicroStationCSP; however, if this is not possible, Intergraph will be allowed to honor said quote.


                          ARTICLE III
                      RATES; COMPENSATION
                      -------------------

          3.01 BSI MicroStationCSP Rates. BSI will publish a schedule of its rates, terms and conditions for MicroStationCSP worldwide, by country. A copy of such schedule shall be furnished by BSI to Intergraph within thirty (30) days hereof. BSI shall have the right to revise the rates set forth in such rate schedule at any time after thirty (30) days prior written notice to Intergraph.


          3.02 Subscriber Billing. Intergraph shall be responsi ble for the invoicing and collection of all subscription fees from all Subscribers to which it has sold MicroStationCSP.

          3.03  Compensation to BSI for MicroStationCSP.
BSI's compensation for MicroStationCSP subscriptions contracted through Intergraph is earned in amounts calculated by applying the BSI rate schedule (in accordance with Paragraph 3.01 hereof) that was in effect as of the date of the contract inception or latest renewal, as to the applicable country of service, to each extant individual contract under which Intergraph has sold MicroStationCSP support service, pro-rated at one-twelfth of the annual rate per month, and then by multiplying the aggregate of such amounts, in the currency of each country, by BSI's compensation rate hereunder. Such BSI compensation rate shall be *** of such aggregate MicroStationCSP fees earned during 1994, and *** of such aggregate
MicroStationCSP fees earned thereafter. Intergraph shall remit such earned subscription fees to BSI in accordance with Paragraph
3.05 hereof.


          3.04 Compensation To BSI for Other Alternate Platform Support. Alternate Platform support fees are deemed to be earned based on proration of the periodic charges for contracts in effect thereunder, at one-twelfth of the annual rate per month. Intergraph shall pay to BSI *** of the Net
Revenues that it earns during 1994 and *** of the Net Revenues that it earns on or after January 1, 1995. The term "Net Revenues" shall mean the actual revenues earned by Intergraph pursuant to contracts for Alternate Platform support service (including BSP) other than MicroStationCSP, entered into or renewed after the date of this Agreement.

          3.05  Payment of Fees

               (a)  Intergraph shall compute and pay to BSI
within thirty (30) days after the conclusion of each calendar quarter the subscription fees and compensation earned by BSI pursuant to Paragraphs 3.03 and 3.04 hereof during such calendar quarter. Amounts due in currencies other than U.S. dollars will be converted and paid in U.S. dollars at the mid-market exchange rates published in the Wall Street Journal on the day before such payments are due. Intergraph bears all responsibility and risk for collections from end users.

               (b) Intergraph shall submit with each royalty payment a full report setting forth the identity of each Sub scriber and each site, the contract number, the type of support service, the period of coverage, and the fees earned from such subscriber.

          3.06 Records; Audit. Intergraph shall maintain sufficient and accurate records of all revenues and deductions relating to its furnishing of MicroStationCSP and Alternate Platform support service to permit the computation of the sums due hereunder to BSI. Intergraph shall, upon ten (10) days advance written notice by BSI, but not more frequently than once each calendar year, permit reasonable inspection of such records by BSI or its accountants at the offices of Intergraph during normal working hours.

          3.07 Taxes. Each party shall be responsible and shall pay any and all taxes that are due and payable with respect to fees or compensation received by such party hereunder.

                           ARTICLE IV
                     INTERGRAPH OBLIGATIONS
                     ----------------------


          4.01 Intergraph Sale of MicroStationCSP.

               (a) In each instance in which Intergraph sells MicroStationCSP support service, then Intergraph shall enter into a written "Intergraph Software Service Contract, CSP Software Service Appendix" (to be created, in a form approved by BSI) with the Subscriber.

               (b)  After 1994, Intergraph shall sell new
MicroStationCSP subscriptions, other than to Direct Accounts, only for those seats which run on an Intergraph-Manufactured Computer System or in conjunction with an Intergraph Substantial Value Application (in such instances, BSI agrees to waive the requirement that all licensed users of MicroStation Products at the same site be covered by MicroStationCSP).

               (c) For sales of MicroStationCSP on behalf of Intergraph to other than its Direct Accounts, Intergraph may compensate resellers as Agents *** to the extent they have sold the MicroStation Product licenses to be covered.

               (d) Intergraph shall perform each of the following services for Subscribers to which it has sold MicroStationCSP:

                    (i)  provide technical support to
Subscribers, by, among other things: answering all telephone inquiries from Subscribers promptly during regular business hours and responding with either a solution to the Subscriber's issue, or eliciting active assistance from BSI with an objective of achieving a solution for the Subscriber within one (1) day of the initial contact;

                    (ii)  determine the MicroStation revision
level of Subscribers, and conduct BSI-approved seminars dealing with installation and use of Upgrades;

                    (iii) send its certified support specialists to attend BSI's technical training programs, courses and seminars for CSP Partners, as specified by BSI; or at Intergraph's option, with reasonable notice to BSI, BSI will schedule an annual "Train The Trainer" CSP seminar, at BSI's headquarters, (which seminar content will be defined by BSI) for Intergraph's certified support specialists;

                    (iv) utilize the database of resolution
techniques and approaches for technical and support problems established by BSI, promptly cause to be entered both general and Subscriber specific data to keep the database current, and provide monthly to BSI on diskette and on paper the same reports (as to MicroStationCSP service) of outstanding and resolved problems that Intergraph uses for measurement and performance of its own maintenance services; and

                    (v)  afford Subscribers the opportunity to
participate in releases of "beta" versions of new or upgraded
MicroStation Products.

               (e)  Intergraph shall not delegate to third
parties, except for subcontractors working at Intergraph's offices, any of its obligations set forth in subparagraph (d);

               (f)  Intergraph shall require the Subscriber to:

                    (i)  provide Intergraph with prompt written
notice of any changes in the numbers of licenses at covered sites. Subscribers may not mix BSP and MicroStationCSP coverage for MicroStation Products at such sites;

                    (ii)  only request technical support for
licenses of MicroStation Products covered under MicroStationCSP;

                    (iii) use best efforts to direct inquiries or requests for technical support through the Subscriber's designated contact person.

               (g) Intergraph shall furnish to BSI monthly a report specifying all newMicroStationCSP sites covered, including the identity and location of the sites, the serial numbers of licenses covered, confirmation of the unit and total pricing, subject to audit pursuant to Paragraph 3.06. BSI shall furnish to Intergraph monthly a report in which it may (at BSI's sole election) list certain then-existing BSI MicroStationCSP accounts,

          4.02  Minimum Term.  Intergraph shall require
 that MicroStationCSP Subscribers subscribe to a minimum term of twelve (12) months of MicroStationCSP service.


          4.03 Decompilation. Intergraph shall not in any way translate, copy, disassemble, reverse engineer, or decompile any MicroStation Products, nor shall Intergraph make copies of media translations of any MicroStation Product documentation without the prior written consent of BSI. This provision shall survive termination of this Agreement.

          4.04 Notification of Infringement. Intergraph shall promptly notify BSI of any actual or suspected infringement of patents, copyrights, trade secrets, trademarks, or other intel lectual property rights owned by BSI in MicroStation Products, including without limitation breach of MicroStation Software License Agreements by Subscribers.

          4.05  Advertising; Service Mark.

               Intergraph acknowledges and agrees that
"MicroStationCSP" is a service mark of BSI, which BSI intends to register. Intergraph shall use only the "MicroStationCSP" service mark in referring to this support service in all adver tising, promotional and printed materials, and shall acknowledge therein that "MicroStationCSP" is a service mark owned by BSI.


                   ARTICLE V.  BSI OBLIGATIONS
                   ---------------------------

          5.01 Shipment of Software, etc.

               (a) BSI will be solely responsible for shipping quarterly MicroStationCSP support CD's, upgrades, newsletters and all other materials to all MicroStationCSP Subscriber sites. BSI shall have the option, with respect to any shipment of the foregoing materials or any portion thereof or any Subscriber site, to deliver such materials directly to the Subscriber site or to an Intergraph office furnishing first-line technical support for MicroStationCSP. Intergraph shall notify BSI of any changes in the identities of contact persons or addresses of any Subscribers.

               (b) BSI shall, contemporaneously with delivery to Subscribers, deliver copies of the materials set forth in subparagraph (a) to those offices of Intergraph performing first-
line technical support services for MicroStationCSP.   BSI will
deliver to Intergraph all language translations of such materials that BSI translates.

               (c) Intergraph shall have the right to prepare foreign language translations of the materials that it receives from BSI pursuant to subparagraph (b) and to reproduce and distribute such translations to MicroStationCSP Subscribers to which Intergraph has sold such service. Intergraph shall promptly notify BSI of the availability of such materials and, as requested by BSI, will furnish to BSI electronic or paper copies, (at its actual cost of materials plus ***) of such foreign language translations. BSI shall have the right to reproduce, prepare derivative works of, and distribute such foreign language translations to any MicroStationCSP Subscribers.

               (d) BSI shall have the right to send invitations, advertisements, promotional materials, seminar announcements and other like such materials directly to any MicroStationCSP
Subscribers.

          5.02 BSI Obligations.

               (a) During the term of this Agreement BSI shall make available to MicroStationCSP subscribers any Updates or Upgrades to the Products covered by MicroStationCSP that are commercially released by BSI to end users of the Products. During such term, BSI shall make Product Updates available to Intergraph for its distribution to end users covered under BSP;

               (b) During the term of this Agreement, BSI shall furnish second-line technical support to Intergraph in the English language. At its option, BSI may also elect to furnish such support in other languages. This support shall include (i) BSI's best efforts to resolve trouble reports forwarded from Intergraph to BSI, with a solutions status report within twenty-four (24) hours of each new trouble report; (ii) unlimited telephone consulting during normal business hours concerning the use of, and problems with, the products covered under MicroStationCSP or BSP; (iii) a weekly status report (the format of BSI's "TR database" report or electronic transmission thereof, by mutual agreement, will be acceptable) to Intergraph summarizing all known problems with products covered by MicroStationCSP or BSP and providing suggested work around options; (d) providing one copy of each Update or Upgrade to the products covered by MicroStationCSP or BSP and related material;
(e) providing one copy of any new or updated manual released for any product covered by MicroStationCSP or BSP, or any new Documentation produced by BSI for any product covered by MicroStationCSP or BSP. BSI and Intergraph shall each identify designated maintenance representatives to be responsible for receiving and sending all documents, reports, and telephone communications regarding the maintenance of the products covered by MicroStationCSP.

               (c) In any instance where Intergraph seeks second-line technical support, BSI shall not be obligated to furnish such support unless Intergraph identifies the particular
MicroStationCSP Subscriber or end user covered under BSP for which such support is sought.

               (d) Nothing in this Agreement shall obligate BSI to furnish first-line support directly to Subscribers of MicrostationCSP or end users with BSP contracts. At its option, BSI may request to be put in to direct contact with any Subscribers to resolve problems. In such instances, at the request of Intergraph, BSI will furnish to it periodic status reports of such problems.

          5.03  Subscriber Request for Transfer of Technical
Support.

               (a) In the event that BSI receives a written request from any Subscriber to which Intergraph has sold MicroStationCSP or for which Intergraph otherwise furnishes first-line technical support for a transfer to BSI of the responsibility for furnishing such first-line technical support, then BSI shall have the right to accept such request. BSI shall furnish a copy of such written request to Intergraph. Intergraph shall not impede or interfere with such transfer, and shall cooperate in and take all actions required for the orderly transition of first-line support responsibility. Upon such request by a subscriber for transfer to BSI MicroStationCSP support, the contract with Intergraph shall be cancelled by Intergraph and BSI will contract directly with the subscriber for MicroStationCSP support. BSI shall not solicit from Subscribers such written requests for transfer of MicroStationCSP contracts.

          5.04  Support for MicroStation 32.  Nothing in this
Agreement shall be construed to impose upon BSI an obligation to furnish any support service to any End User that has entered into an Agreement with Intergraph for support services for MicroStation 32.


ARTICLE VI.  LIMITED WARRANTY; LIMITATION OF LIABILITY; INDEMNIFICATION

          6.01 Warranty to Subscribers. Intergraph acknowledges that BSI warrants MicroStationCSP only to Subscribers, and that, except as provided in Paragraph 6.02 hereof, no warranties of any kind are extended by BSI to Intergraph.

          6.02  Limited Warranty to Intergraph; Exclusive Remedy.

               (a) BSI represents and warrants to Intergraph that for ninety (90) days following shipment, the products and materials delivered by BSI pursuant to this Agreement shall be free from physical defects in materials and workmanship. BSI shall repair or, at its option, replace such defective materials that are returned to BSI's point of shipment, freight pre-paid, and this shall be the sole and exclusive remedy of Intergraph.

               (b) EXCEPT AS EXPRESSLY STATED IN THIS PARAGRAPH 6.02, BSI MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE WITH RESPECT TO ALL SOFTWARE, SERVICES AND RELATED MATERIALS TO BE SUPPLIED UNDER THIS AGREE MENT, AND BSI DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION THE WARRANTY OF MERCHANTABILITY AND WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

          6.03 Indemnification. BSI shall defend, indemnify and hold Intergraph harmless from all claims, damages and expenses (including attorney's fees) which are based upon claims that any MicroStation Product, properly used, infringes a United States patent, copyright or trademark, provided that BSI receives prompt written notice of any such claim, and BSI is afforded the oppor tunity to exercise sole control of the defense and all negotia tions pertaining to such claim. BSI has no liability for, and makes no representation or warranty with respect to, any in fringement claims based upon the use of products, software, data or systems not supplied by BSI, or which were modified after initial delivery by BSI to the end user customer.

          6.04  Limitation of Liability.

                    (a) IN NO EVENT SHALL BSI BE LIABLE FOR ANY
INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF USE, REVENUE OR PROFIT, INTERRUPTION OF BUSINESS, LOSS OF DATA OR CLAIMS AGAINST INTERGRAPH OR SUBSCRIBER BY ANY THIRD PARTY, REGARDLESS OF THE NATURE OF THE CLAIM RAISED, EVEN IF BSI HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES OR CLAIMS.

                    (b) IN THE EVENT THAT, NOTWITHSTANDING
PARAGRAPH 6.02 HEREOF, BSI IS FOUND LIABLE FOR DAMAGES BASED ON
ANY DEFECTIVE MATERIAL DELIVERED BY BSI PURSUANT TO THIS
AGREEMENT, ITS TOTAL LIABILITY SHALL NOT EXCEED THE PRICE PAID BY
INTERGRAPH FOR SUCH MATERIALS.

          6.05 Indemnification of BSI. Intergraph shall defend, indemnify and hold BSI harmless from all claims, damages and expenses (including attorney's fees) which arise out of Inter graph's actions or omissions hereunder, or Intergraph's relations with Subscribers or other third parties with whom it deals in connection with this Agreement.


                ARTICLE VII.  TERM; TERMINATION
                -------------------------------

          7.01 Term. The term of this Agreement shall continue indefinitely, unless sooner terminated as provided herein.

          7.02 Termination of Distribution Agreement. Upon the termination of the Distribution Agreement dated of even date herewith between BSI and Intergraph, Intergraph shall no longer have the right to distribute and sell new subscriptions to MicroStationCSP.

          7.03  Termination for Material Breach.

               (a) Either party may, at its option, terminate this Agreement in the event of a material breach by the other party. Such termination may be effected only through a written notice to the other party, specifically identifying the breach or breaches on which termination is based. Following receipt of such notice, the party in breach shall have thirty (30) days to cure such breach or breaches, and this Agreement shall terminate in the event that such cure is not made by the end of such period.

          7.04 Bankruptcy. If either party shall file or have filed against it any bankruptcy or similar proceeding, or enter into any formal arrangement with its creditors, or demonstrate a financial condition of such nature that the other party may reasonably believe that such party may not be capable of performing all of its obligations under this Agreement, or cease doing business in the ordinary course, then the other party shall have the right to terminate this Agreement upon thirty (30) days written notice.

          7.05  Consequences of Termination.

               Upon termination of this Agreement pursuant to paragraphs 7.03 or 7.04 hereof, Intergraph shall continue to discharge its obligations to Subscribers and to BSI under existing agreements for MicroStationCSP; provided, however, BSI shall have the option, which it may exercise by written notice to Intergraph, to receive an assignment from Intergraph of its obligations to MicroStationCSP Subscribers pursuant to its written agreements with such Subscribers in accordance with Paragraph 4.01 hereof.
In the event that BSI exercises the foregoing option, BSI shall credit Intergraph for royalties pre-paid by such Subscribers with respect to the remaining terms of their support agreements.

          7.06 Survival. Articles III, IV, VI, VII and VIII shall survive the termination of this Agreement.


                  ARTICLE VIII.  MISCELLANEOUS
                  ----------------------------

          8.01 Entire Agreement. This Agreement, together with the Exhibits hereto, the Settlement Agreement and Mutual Special Release, Amendment 14 to the Software License Agreement, the Distribution Agreement, the Intergraph CSP Agreement and the OEM Software License Agreement for MicroStation V5 Runtime Engine, collectively set forth the entire agreement and understanding between and among the parties and, except as specifically provided in that paragraph, supersede and merge all prior oral and written agreements, discussions and understandings between the parties, and neither of the parties shall be bound by any conditions, inducements or representations other than as expressly provided for herein or as fully set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized representative of the party to be bound hereby. Unless otherwise specified herein, this Agreement does not supersede or merge the Software License Agreement dated April 17, 1987, the Stock Purchase Agreement, the Stockholders' Agreement, or the Software License Agreement for IGDS File Formats, or the Amended License Agreement dated January 28, 1993.

          8.02 Independent Contractors. In making and perform ing this Agreement, BSI and Intergraph act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between BSI and Intergraph. At no time shall either party make commitments or incur any charges or expenses for or in the name of the other party.

          8.03 Notices. Any notice required or permitted to be given hereunder shall, except where specifically provided other wise, be given in writing to the person listed below by regis tered mail or overnight delivery service, and the date upon which any such notice is received at the designated address shall be deemed to be the date of such notice. Any notice shall be delivered as follows:

      If to Intergraph:
                         Intergraph Corporation
                         One Madison Industrial Park
                         Huntsville, Alabama  35894
                         Attention:  James W. Meadlock, President


      If to BSI:

                         Bentley Systems, Incorporated
                         690 Pennsylvania Drive
                         Exton, Pennsylvania  19341
                         Attention:  Keith Bentley, President


or addressed to such other address as that party may have given by written notice in accordance with this provision.

          8.04 Amendments; Modifications. This Agreement may not be amended or modified except in a writing duly executed by the parties hereto.

          8.05 Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective successors and permitted assigns.

          8.06 Assignment. Neither party may assign this Agreement, or any part thereof, without the prior written consent of the other party.

          8.07 Severability. The provisions of this Agreement shall be severable, and if any of them are held invalid or unenforceable for any reason, such provision shall be adjusted to the minimum extent necessary to cure such invalidity. The invalidity or unenforceability of one or more of the provisions contained in this Agreement shall not affect any other provisions of this Agreement.

          8.08 Waivers. Any delay or forbearance by either party in exercising any right hereunder shall not be deemed a waiver of that right.

          8.09 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of Delaware.

          8.10 Arbitration. In the event of a dispute between the parties arising under this Agreement, the parties shall submit to binding arbitration before a single arbitrator in Wilmington, Delaware, under the Commercial Arbitration Rules of the American Arbitration Association. The decision of the arbitrator shall be final and binding with respect to the dispute subject to the arbitration and shall be enforceable in any court of competent jurisdiction. Each party shall bear its own attorneys' fees, expenses and costs incurred in such arbitration.

          8.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one Agreement.

          8.12 Construction. This Agreement is the product of joint draftsmanship and shall not be construed against one party more strictly than against the other.

          8.13   Force Majeure.    If performance of this
Agreement by either party hereunder is prevented, hindered, or delayed by reason of an event of Force Majeure (as hereinafter defined), the party so affected shall be excused from such performance to the extent that and so long as performance is prevented, interrupted, or delayed thereby, provided that the party so affected shall promptly notify the other party of the occurrence of such event. For purposes of this Agreement, an event of Force Majeure shall be defined as (a) fire, flood, earthquake, explosion, or other similar or dissimilar act of God;
(b) strikes, lockouts, picketing, and other labor disturbances not the fault of Supplier; (c) war (declared or undeclared) or other matter beyond the reasonable control of the party claiming the benefit of such event; (d) an act of governmental or quasi-governmental authorities in the United States or any political subdivision, department, or agency thereof; or (e) regulations or restrictions of law or of a court of competent jurisdiction.

          8.14 Headings. The headings in this Agreement are inserted merely for the purpose of convenience and shall not affect the meaning or interpretation of this Agreement.


                              BENTLEY SYSTEMS, INCORPORATED


ATTEST:                       BY:  _________________________


_________________             TITLE: _______________________


                              INTERGRAPH CORPORATION

ATTEST:                       BY:  _________________________


______________________        TITLE: _______________________






                            EXHIBIT H

               OEM SOFTWARE LICENSE AGREEMENT FOR
                 MICROSTATION V5 RUNTIME ENGINE




                OEM SOFTWARE LICENSE AGREEMENT
               FOR MICROSTATION V5 RUNTIME ENGINE

               -------------------------------

          AGREEMENT made this 2nd day of May, 1994, by and between BENTLEY SYSTEMS, INCORPORATED, 690 Pennsylvania Drive, Exton, PA 19341 ("BSI") and INTERGRAPH CORPORATION, One Madison Industrial Park, Huntsville, AL 35894 ("Licensee"), as follow:

          Subject to the Terms and Conditions attached hereto and made part hereof, and in accordance with the attached Exhibits identified below, BSI hereby grants to Licensee a license to use the Licensed Programs.


              Exhibit A--End User License Agreement
              Exhibit B--License and Other Fees
              Exhibit C--Trademarks, Trade Names and Copyrights
              Exhibit D--Product Support
              Exhibit E--Escrow Agreement
              Exhibit F--Licensed Programs Product Specification
              Exhibit G--Development Plan, Acceptance and Remedy
              Exhibit H  "MicroStation Draft" Command Set

          IN WITNESS WHEREOF, in consideration of the mutual covenants and promises contained herein, and intending to be legally bound hereby, the undersigned have caused their duly authorized representatives to execute this Agreement as of the Date written above.

INTERGRAPH CORPORATION             BENTLEY SYSTEMS, INCORPORATED

By __________________________      By_________________________________

Title _________________________    Title_______________________________




                 BENTLEY SYSTEMS, INCORPORATED
                      OEM SOFTWARE LICENSE

                      TERMS AND CONDITIONS
                      --------------------

I.   DEFINITIONS.


In this Agreement, the terms:

     (a) "Source Code" means a human readable form of computer program showing the computer language instructions comprising the program, from which Object Code can be produced, in which the program logic may be deduced by a human being, and from which a printed listing can be made by processing it with a computer.

     (b) "Object Code" means a form of computer program resulting from the compilation or other processing of Source Code by a computer into machine language or intermediate code, and thus is a form that would not be convenient to human understanding of the program logic, but which is appropriate for the construction and linking of binary executable modules, as well as for the execution by a computer.

     (c) "Licensed Programs" or "Run Time Engine"  means
MicroStation Version 5 Runtime Engine software in Object Code only as specified in Exhibit F, and all modifications and enhancements thereof, if any.

     (d) "Use" means copying any portion of the Licensed Programs into a computer and/or transmitting it to a computer for processing of the machine instructions or statements contained in the Licensed Programs.

     (e) "License" means the non-exclusive, non-transferable right of Licensee to use, reproduce and distribute the Licensed
Programs integrated with a Licensee Accepted Application and subject to the provisions of this Agreement.

     (f) "Supported Environments" shall mean those set forth in Exhibit F.

     (g) "Derivative Work" means a revision, modification, translation, abridgement, condensation or expansion of a computer program, or any other form in which such program may be recast, transferred or adapted, which if prepared without the consent of BSI would constitute a copyright infringement.

     (h) "Intergraph PointStation Application" shall mean an Intergraph product in which the Licensed Programs, or any part thereof, are integrated with an Accepted Application for execution by an End User on a Supported Environment. Intergraph PointStation Applications may only run other applications that are themselves "Accepted Applications" and then only if they are invoked at the beginning of the session. Intergraph PointStation Applications may not be used on a server to run other applications.

     (i) "End User License Agreement" means the standard Intergraph written End User License Agreement, in the form attached hereto as Exhibit A, which will be entered into between Licensee and an End User to enable the End User to lawfully use Licensee's Intergraph PointStation Application on the platform specified in the Agreement.

     (j) "Intellectual Property Rights" means all rights held by any Party to any item of Intellectual Property.

     (k) "Significant Value Added" means vertical application software that provides significant functions not available through the Licensed Programs alone. Such application software should combine the functionality of the Licensed Programs in novel ways, enhance the basic Licensed Program's capabilities, and otherwise provide "higher" level functions.

     (l) An "Accepted Application" shall mean an application that (except to the extent that BSI and Intergraph mutually agree in writing) meet the criteria in subparagraphs (i), (ii), and
(iii) below, and meet the criteria in  either of subparagraphs
(iv) or (v) below:

          (i) It must have been developed by Intergraph (but may contain third-party content comprising less than 50% of the object code), or Intergraph must be in possession of the exclusive distribution license for the United States.

          (ii) It must prerequisite (that is, technically require for its operation) MicroStation V5.

          (iii) It must have been, and must continue to be, actively marketed and sold as a product to End Users and Resellers for operation with MicroStation V5 (even if also available in the form of an Intergraph PointStation Application).

          (iv) It must be or must have been actively marketed and sold by Intergraph as of March 30, 1994 at a U.S. list price exceeding One Thousand Dollars ($1,000.00). Notwithstanding the foregoing sentence, the *** are deemed to meet the criterion in this section (iv). In no event will any member of the existing *** family of products be considered an Accepted Application.

          (v) BSI and Intergraph must agree that it demonstrates "Significant Value Added", as to its Intergraph value content, to an extent at least on the order of existing Intergraph applications meeting the criteria (i) through (iv) above. For products solely developed by Intergraph (or for which Intergraph has the exclusive worldwide distribution license), the bona fide
U. S. list price shall be considered to measure the Intergraph value content.


II.  OWNERSHIP OF LICENSED PROGRAMS.

Licensee acknowledges and agrees that:

     (a) Title to and all rights of ownership in the Licensed
Programs, and all copies of all or any part thereof, are and remain with BSI;

     (b) The Licensed Programs contain and are comprised of BSI's trade secrets and other proprietary, confidential information;
and

     (c) Licensee will not sell, lease, lend, transfer, assign, hypothecate, or otherwise distribute the Licensed Programs except as expressly authorized in this Agreement.



III. LICENSE.

     (a) BSI grants to Licensee a non-exclusive, non-transferable, world-wide license to use the Licensed Programs solely for the purpose of creating Intergraph PointStation Applications, as defined herein, and to distribute Intergraph PointStation Applications, subject to the condition that in order to qualify for integration with the Licensed Programs to create an Intergraph PointStation Application, the application must be an Accepted Application hereunder.

     (b) Title to the Licensed Programs shall remain in BSI at all times. Licensee does not have, and shall not attempt to obtain, any title to BSI's Licensed Programs or Intellectual
Property.

     (c) Licensee is acquiring an Object Code Version of the Licensed Programs, and thus shall not have the right to modify or adapt the Licensed Programs for incorporation into Intergraph
PointStation Applications.

     (d) Certain Transactions. For any Intergraph PointStation Application as to which the list price is at any time less than BSI's list price for MicroStation Draft, then notwithstanding the terms of Section IV and Exhibit B hereto, the royalty payable to BSI for distribution of each copy of such Intergraph PointStation Application during such time shall be equal to the purchase price which Intergraph at such time pays to BSI for Product Kits of MicroStation Draft pursuant to the Distribution Agreement of even date herewith or, if lapsed, the final such price payable thereunder at the time of such lapse. Intergraph's discount schedules and policies (for end users, resellers, and distributors) for Intergraph PointStation applications, shall be consistent with its then-existing discount schedules and policies for its other software products.

     (e) Internal Use. BSI hereby grants to Licensee a personal, non-exclusive, and non-transferable license to use the Licensed Programs on any of its internal systems for the sole purpose of creating Intergraph PointStation Applications, without payment of any royalty.

     (f) Demonstrations. BSI hereby grants to Licensee a personal, non-exclusive, and non-transferable license to use the Licensed Programs without fee or royalty solely for demonstrations of Intergraph PointStation Applications to existing or potential end-users, and for training and support.

     (g) Loan Copies. As part of the demonstration to potential end-users, Licensee shall be allowed to loan copies of Intergraph PointStation Applications without the payment of a royalty or fee under this Agreement. All such loans will be limited to evaluation purposes, and copies used for productive purposes shall be specifically excluded from this provision. Licensee agrees to use its best judgment in the loaning of copies of Intergraph PointStation Applications.

IV.  LICENSE FEE, PAYMENT AND TAXES.

     (a) As compensation for the license to use the Licensed Programs as set forth in this Agreement, Licensee shall pay to BSI the royalties and other fees set forth in Exhibit B. Royalty payments required as documented in Licensee's records and maintained in accordance with Section V hereof, shall be due within thirty (30) days after the end of each calendar quarter for copies of any Intergraph PointStation Application distributed by Licensee during such calendar quarter. In no event shall Licensee be entitled to a refund of any License Fees or prepaid royalties, except in the case of return by End Users within 90 days.

     (b) All payments provided for in this Agreement are exclusive of, and Licensee shall pay, all taxes, customs duties, insurance, shipping and other charges. Payments made to BSI shall be in U.S. Dollars.

     (c) If any payment, or any other sum due from Licensee under this Agreement, should become overdue, a late payment charge of one and one-half percent (1.5%) per month on the overdue balance shall be paid to BSI by Licensee. Such late payment charge shall be due and payable upon request from BSI.

V.   RECORD KEEPING AND REPORTS.

     (a) Licensee agrees to maintain reasonable royalty records relating to all Intergraph PointStation Applications licensed hereunder. Licensee shall prepare and submit summary quarterly reports to BSI no later than thirty (30) days following the last business day of each calendar quarter, which reports must specify the name, and quantities of all Intergraph PointStation Applications licensed to End Users, distributors, or resellers during such quarter.

     (b) Licensee agrees to allow an independent certified public accountant, or other audit professional, selected by BSI and acceptable to the Licensee to audit and analyze appropriate accounting records of Licensee, including the Registration database described in Section VII(b) hereof, to ensure compliance with all terms of this Agreement. Any such audit shall be permitted by Licensee within ten (10) days of Licensee's receipt of a written request of BSI to audit, during normal business hours. The cost of such an audit will be borne by BSI unless a material discrepancy indicating inadequate record keeping or that additional license or royalty fees are due to BSI is discovered, in which case the cost of the audit shall be borne by Licensee.
A discrepancy shall be deemed material if it involves an adjustment of more than Five Thousand Dollars ($5,000.00) in favor of BSI. Audits shall not interfere unreasonably with Licensee's business activities.

VI.  TRADEMARKS AND COPYRIGHT NOTICES.

     (a) The trademarks and trade names under which BSI markets any of its products are the property of BSI. This Agreement gives Licensee no rights therein, except the restricted license to reproduce such trademarks and trade names in any authorized reproduction of an Intergraph PointStation Application, provided that BSI is referenced as the owner of the trade name or trademark, as specified in EXHIBIT C. Licensee may not market the Licensed Programs alone or in any form other than in an Intergraph PointStation Application, as defined herein. Licensee's Intergraph PointStation Applications may be marketed under any name of Licensee's choosing, however, such Intergraph PointStation Application shall be designated as containing BSI's Licensed Programs, which shall be acknowledged in accordance with EXHIBIT C attached hereto. Intergraph may refer to Intergraph PointStation Applications as "MicroStation Engine Powered" or "MicroStation Engine Based" but may not use the word "MicroStation" in any other reference to Intergraph PointStation Applications (e.g. "MicroStation Powered" or "MicroStation Based") or in any manner that otherwise implies that a license for MicroStation is provided with the Intergraph PointStation Application.


     (b) Licensee agrees to use the trademark, trade name and copyright notices of the Licensed Programs and any documentation in connection with its advertisement and distribution of any Intergraph PointStation Application. Licensee shall request and use reasonable diligence to ensure compliance hereto by all Licensee's distributors and dealers. Trademark, trade name and copyright notices placed by Licensee shall read as specified in EXHIBIT C, attached hereto. BSI retains the right to specify the reasonable quality and standards of all materials upon which a BSI trademark or trade name is used. In the case of a failure by Licensee to adhere to such standards of quality such failure shall be grounds for BSI to terminate Licensee's right to the use of such trademark or trade name in such cases.

VII. LICENSED PROGRAM REPRODUCTION AND SERIALIZATION.

     (a) Licensee is authorized to reproduce the Licensed Programs for inclusion in an Intergraph PointStation Application only at the location of its principal office specified on the first page of this Agreement. A subsidiary or affiliate of Licensee, which has been authorized by Licensee to reproduce its Intergraph PointStation Applications, shall have the right to reproduce the Licensed Programs only under the condition that any reproduction site other than Licensee's principal office must be specifically authorized by BSI to reproduce the Licensed Programs for inclusion in Intergraph PointStation Applications, which authorization shall not be unreasonably withheld.

     (b) Licensee will assign a unique serial number to each copy
of an Intergraph PointStation Application.   Licensee will also
require each End User of an Intergraph PointStation Application to agree to an End User Software License Agreement in the form attached hereto as Exhibit A and to register with Licensee, and Licensee will maintain a Registration database showing the serial number, registered owner, and date of acquisition of each copy of an Intergraph PointStation Application.

VIII.     DISTRIBUTION AND EXPORT RESTRICTIONS.

     (a) Licensee shall include an End-User License Agreement in the form attached hereto as Exhibit A with each copy of an Intergraph PointStation Application distributed to End Users. Licensee shall use its best efforts to obtain either directly or through its distribution channels, the signature of the end user on such End User License Agreement. Breaking a shrink wrap seal will be considered equivalent to an end user signature.

     (b) Licensee shall take reasonable steps to ensure that each intermediate entity in its chain of distribution to the final end user respects BSI's copyrights, trade names and trademarks, complies with the licensing and reporting requirements of this Agreement, and makes no unauthorized copies of the Licensed Programs or Intergraph PointStation Application.

     (c) End Users may use Intergraph PointStation Applications for the term and in the manner provided for in the End User License Agreement. End User rights and obligations set forth therein will survive any termination of the relationship between Licensee and BSI.

     (d) Licensee warrants and hereby gives written assurance to BSI that it will do all things necessary to comply with the current United States Export Administration and any other United States laws and regulations as they apply to the Licensed Programs, Intergraph PointStation Application, and all other things delivered to, or derived from things delivered to, Licensee under this Agreement (all and any part of such things collectively referred to as "Technical Data"). Licensee agrees to comply with these laws and regulations as they apply at the time of exporting said Technical Data, as they may be revised and modified at various times.


IX.  PATENTS AND COPYRIGHTS.

     (a) BSI warrants

          (i)  that it is the owner of the Licensed
               Programs, including all intellectual property rights therein under copyright, patent, trademark, trade secret, and other applicable law;

         (ii)  that the Licensed Programs do not
               infringe or otherwise violate any copyright, patent, or trade secret of any third-party; and

        (iii)  that as of the date hereof it has not
               received notice of any claim from a third-party that the Licensed Programs infringe intellectual property rights of any third-party.

     (b) BSI will defend any action brought against Licensee to the extent that it is based upon a claim that the unmodified Licensed Programs furnished hereunder and used within the scope of the license granted hereunder, infringe a patent or copyright or misappropriate a trade secret. BSI will pay resulting costs, damages and legal fees finally awarded against Licensee in any such action, which are attributable to such claim provided that
(i) the Licensee notifies BSI promptly in writing of any such claim and (ii) BSI has sole control of the defense of any such claim and all related settlement negotiations.

     (c) Should the Licensed Programs become, or be likely to become, in BSI's opinion, the subject of a third-party claim of infringement of copyright or patent, BSI may procure for Licensee the right to continue using the Licensed Programs, or replace or modify them to make them non-infringing and functionally equivalent to the Licensed Programs. BSI shall have no liability for, and Licensee shall indemnify and hold BSI harmless from and against any claim based upon (i) use of other than a unaltered release of the Licensed Programs or (ii) use, operation or combination of the Licensed Programs with non-BSI programs or data if such infringement would have been avoided but for such use, operation or combination.

     (d) This Section IX states the entire liability of BSI with respect to infringement of copyrights, patents, or other intellectual property rights.

X.   WARRANTY, SUPPORT AND MAINTENANCE.

     (a) If Licensee finds what it believes to be a Deficiency per Exhibit G, which materially affects performance, and provides BSI with a written report, BSI will either use reasonable efforts to promptly correct, at no cost to Licensee, any such errors or failures, or at its discretion, allow Licensee to loan copies of MicroStation Version 5 for a particular application, solely in accordance with the procedure set forth in Exhibit G hereof.
This is Licensee's sole and exclusive remedy for breach of any express or implied warranties hereunder, other than the warranty against infringement specified in Section IX hereof. BSI's warranty and obligations shall extend so long as Licensee is current on its support payment obligations specified in Exhibit
D. BSI's warranty and obligation is solely for the benefit of Licensee, which has no authority to extend this warranty to any other person or entity. BSI MAKES NO WARRANTY THAT ALL ERRORS OR FAILURES WILL BE CORRECTED.

     (b) BSI agrees to provide to Licensee the support defined in Exhibit D attached hereto, and Licensee agrees to pay for such support as specified therein.

     (c) Licensee is solely responsible for all magnetic media and other program materials provided to End Users and for passing on to its distributors, dealers and End Users all maintenance material. These responsibilities may be performed at Licensee's discretion, but in no event shall BSI provide any of these services. Licensee is solely responsible for all verbal and written contact with the End Users of its Intergraph PointStation Applications including (a) software maintenance including patches and updates; and (b) software support including operational instruction, problem reporting and technical advice.

     (d) EXCEPT AS PROVIDED IN SECTION (a) HEREIN, ALL WARRANTIES
(INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) AND
REPRESENTATIONS EXPRESSED OR IMPLIED BY STATUTE, COMMON LAW, OR
OTHERWISE ARE HEREBY EXCLUDED.

XI.  CONFIDENTIAL INFORMATION.

     (a) The Licensed Programs, and all information which is provided to Licensee hereunder is confidential, including without limitation, drawings, Object Code, Source Code, computer program listings, techniques, algorithms and processes and technical and marketing information ("Confidential Information") and shall be treated confidentially by Licensee, its employees and representatives and shall not be disclosed by Licensee without BSI's prior written consent. Information shall not be considered to be Confidential Information if it (a) is already or otherwise becomes publicly known through no act of the receiving party; (b) is lawfully received from third-parties subject to no restriction of confidentiality; or (c) can be shown by the receiving party to have been independently developed by it prior to such disclosure.

     (b) Licensee shall not copy, reproduce, remanufacture, or disassemble the Object Code or in any way duplicate all or any part of the Confidential Information, including translating it into another software language, except in accordance with the terms and conditions of this Agreement.

XII. LIMITATION OF LIABILITY.

     (a) In no event shall BSI be liable for any loss of profits, loss of business, loss of use or of data, interruption of business, or for indirect, special, incidental or consequential damage or injury, direct or indirect, of any kind, whether under this Agreement or otherwise. In no case will BSI be liable for any representation or warranty made to any third party by Licensee, any agent for Licensee, or any distributor or dealer or other person or entity in the distribution chain.

     (b) Notwithstanding anything in this Agreement to the contrary, the entire liability of BSI to Licensee for damages concerning performance or nonperformance by BSI or in any way related to the subject matter of this Agreement and regardless of whether the claim for such damages is based in contract or in tort, shall not exceed the amount of payments made hereunder by Licensee to BSI.

XIII.     TERM OF AGREEMENT AND TERMINATION.

     (a) The term of this Agreement shall commence on the date executed by BSI and shall continue unless earlier terminated as provided in this section or otherwise rightfully terminated. Notwithstanding the foregoing, Licensee may not distribute Intergraph PointStation Applications before January 1, 1995.
     (b) BSI may terminate this Agreement forthwith and all rights and licenses granted hereunder if Licensee materially breaches this Agreement, and if such breach is not cured within thirty (30) days after written notice of the breach.

     (c) Notwithstanding any other provision of this Agreement, the occurrence of any of the following events shall, at the option of BSI, constitute an event of material breach under this Agreement entitling BSI to terminate this Agreement forthwith:

          (i)  If a petition or action shall be filed
               or taken by or against Licensee under any law dealing with insolvency, bankruptcy or suspension of payment;

         (ii)  If a Receiver is appointed over the
               assets or undertaking of Licensee (or any part thereof);

        (iii)  If Licensee enters into a deed or
               arrangement or makes an assignment for the benefit of creditors; or

         (iv)  If Licensee ceases to function as a
               going concern or an order is made or a resolution passed to that effect except for the purposes of amalgamation or reorganization.

Licensee shall notify BSI immediately upon the occurrence of any of the foregoing events.

     (d) The obligations of Licensee in Section XI hereunder
shall survive termination of this Agreement.   Upon termination
of this Agreement, Licensee shall immediately cease marketing Intergraph PointStation Applications and shall promptly return to BSI and make no further use of the Licensed Programs and other materials provided to Licensee under this Agreement.

     (e) This Agreement is executory in nature and so long as Licensee has any continuing obligations hereunder, BSI shall be entitled to protect the Licensed Programs and master reproduction sets of the Licensed Programs from breaches of this Agreement. BSI reserves the right to repossess, after a thirty (30) day notice period in which Licensee fails to cure any such material breach, the Licensed Programs and master reproduction sets. This right shall continue to subsist notwithstanding the termination of this Agreement and is without prejudice to any accrued rights of BSI hereunder.

XIV. GENERAL.

     (a) In the event that any one or more of the provisions of this Agreement shall be found to be illegal or unenforceable, then notwithstanding, this Agreement shall remain in full force and effect, and such term or provision shall be deemed severed.

     (b) Neither party's right to require performance of the other party's obligations hereunder shall be affected by any previous waiver, forbearance, or course of dealing.

     (c) This is a License Agreement. No agency, partnership, joint venture or other joint relationship is created hereby and neither Licensee nor Licensee's agents have any authority of any kind to bind BSI in any respect whatsoever.

     (d) Notwithstanding anything in this Agreement to the contrary, no default, delay or failure to perform on the part of either party shall be considered a breach of this Agreement if such default, delay or failure to perform is shown to be due entirely to causes beyond the reasonable control of the party charged with a default, including, but not limited to, causes such as strikes or other labor disputes, riots, civil disturbances, actions of governmental authorities, epidemics, war, embargoes, severe weather, fire, earthquakes, acts of God or the public enemy, nuclear disasters, or default of a common carrier.

     (e) Wherever in this Agreement either party's consent is required, such consent shall not unreasonably be withheld or delayed.

     (f) This Agreement, together with the Exhibits hereto, the Settlement Agreement and Mutual General Release, Amendment 14 to the Software License Agreement, the Business Relations Agreement, the Intergraph CSP Agreement and the Distribution Agreement, collectively set forth the entire agreement and understanding between and among the parties and, except as specifically provided herein, supersede and merge all prior oral and written agreements, discussions and understandings between the parties, and neither of the parties shall be bound by any conditions, inducements or representations other than as expressly provided for herein or as fully set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized representative of the party to be bound hereby. Unless otherwise specified herein, this Agreement does not supersede or merge the Software License Agreement dated April 17, 1987, as amended, the Stock Purchase Agreement, the Stockholders' Agreement, or the Software License Agreement For IGDS File Formats, or the Amended License Agreement dated January 28, 1993.

     (g) The terms and conditions of this Agreement shall prevail, notwithstanding any variance with any purchase order or other written instrument submitted by Licensee, whether formally rejected by BSI or not. This Agreement may be amended or modified only in a writing, signed by each party.

     (h) Notices under this Agreement shall be sufficient only if mailed postage prepaid by certified or registered mail, return receipt requested. Notices by mail shall be deemed received three business days after deposit. Notices to BSI or Licensee as appropriate, shall be sent to the address of such party specified on the first page of this Agreement.

     (i) All disputes arising out of this Agreement shall be settled by binding arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration will be conducted in Wilmington, Delaware and the decision of the Arbitrator will be final, and may be reduced to judgment in any court of competent jurisdiction. Each party shall bear its own costs and expenses in connection with an arbitration proceeding.

     (j) This Agreement shall be interpreted and governed by the substantive law of the State of Delaware.

     (k) BSI agrees to deposit a copy of the Source Code of the Licensed Programs, including all software materials necessary for a successful build of the Licensed Programs, with an independent Escrow Agent under an Escrow Agreement in the form attached hereto as Exhibit E.


     (l) Licensee may not distribute with Intergraph PointStation App lications any BSI documentation, printed or on-line, other than the Permitted Documentation provided pursuant to Exhibit G, and then only with BSI's prior written consent. The criteria for such consent by BSI (which will not be unreasonably withheld) will be its determination that the full documentation for the Intergraph PointStation Application sufficiently emphasizes its Significant Value Added, rather than the functions of the Licensed Programs



                           EXHIBIT A
                           ---------

        POINTSTATION END-USER SOFTWARE LICENSE AGREEMENT


You should carefully read the following terms and conditions before opening this program package. To the extent permitted by law, opening this package indicates your acceptance of these terms and conditions. If you do not agree with them, you should promptly return this media package unopened for a full refund.


                  LICENSE AND LIMITED WARRANTY
                  ----------------------------

Intergraph Corporation provides this program and licenses its use to you. You assume responsibility for the selection of this program to achieve your intended results, and for the installation, use and results obtained from this program. THIS PROGRAM IS A PROPRIETARY PRODUCT OF INTERGRAPH CORPORATION AND BENTLEY SYSTEMS, INC., AND IS PROTECTED BY COPYRIGHT LAWS. TITLE TO THIS PROGRAM, OR ANY COPY, MODIFICATION OR MERGED PORTION OF THIS PROGRAM SHALL AT ALL TIMES REMAIN WITH INTERGRAPH CORPORATION AND BENTLEY SYSTEMS, INC.


(a)  Single-use software.
          The programs licensed herein constitute single-use software. Each license for single-use software permits a single copy to be stored on hard disk and loaded for execution on a single designated type of workstation and operating system (platform). It is the responsibility of the licensee to assure that single-use software is not moved to a second workstation until it has been completely removed from the first.
(b)  Home use.
          If the software is permanently stored on the hard disk of a workstation and one person uses that workstation more than 80% of the time it is in use, then that person may also use the software either on a portable computer or on a home computer.

You may:

1. Copy this program into any machine readable form for backup purposes in support of your licensed use of the program.
2. Transfer this program and license to another party if the other party agrees to accept the terms of this Agreement. If you transfer this program, you must at the same time either transfer all copies, modifications or merged portions, in whatever form, to the same party, or destroy those not transferred. You may not decompile, disassemble or otherwise reverse engineer this program.
You may not use, copy, modify, or transfer this program, in whole or in part, except as expressly provided for in this Agreement. If you do transfer possession of any copy of the program to another party except as expressly provided, your license is automatically terminated.


Term
The license is effective until terminated. You may terminate it at any time by destroying this program together with all copies.
It will also terminate upon conditions set forth elsewhere in this Agreement or if you fail to comply with any term or condition of this Agreement, or if you fail to pay the appropriate license fee(s). You agree upon termination to destroy this program together with all copies.
Intergraph's Warranties and Your Remedies
a. Intergraph warrants for a period of thirty (30) days from the date of shipment that, under normal use, software delivery media will be free of defects in material and workmanship. You acknowledge and agree that Intergraph will satisfy this warranty it if corrects errors which appear in this program or in the user manuals, reported to Intergraph during the warranty period. INTERGRAPH DOES NOT WARRANT
     THAT ANY INTERGRAPH PRODUCT WILL MEET YOUR REQUIREMENTS, AND UNDER NO CIRCUMSTANCES DOES INTERGRAPH WARRANT THAT ANY INTERGRAPH PRODUCT WILL OPERATE UNINTERRUPTED OR ERROR FREE. Intergraph warrants and represents that it has the right to grant this license.
     The foregoing warranties are void if failure of a warranted item results, directly or indirectly, from an unauthorized modification to a warranted item; an unauthorized attempt to repair a warranted item; or misuse of a warranted item, including without limitation use of warranted item under abnormal operating conditions or without routinely maintaining a warranted item. You agree to promptly notify Intergraph of any suspected defects in software delivery media or this program.
     THE FOREGOING WARRANTIES ARE GIVEN IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR
     A PARTICULAR PURPOSE.
b. Intergraph's entire liability and your exclusive remedy shall be, in Intergraph's sole and absolute discretion, either (i) the repair or replacement of any warranted item which does not meet the respective warranties given above, or (ii) a refund of the purpose price of the warranted item.
c. The above warranties and limitations give you specific legal rights, and you may also have other rights which vary from jurisdiction to jurisdiction. Certain limitations set forth in this section may not apply in some jurisdictions.
Limitation of Damages
In no event will Intergraph be liable to you for any damages, including but not limited to any incidental, special or consequential damages, arising out of or in connection with this Agreement may be brought by you more than two (2) years after the cause of action has accrued.
General
If this program is acquired directly or indirectly on behalf of a unit or agency of the United States Government, this provision applies. For civilian agencies: This program was developed at private expense and is "restricted computer software" submitted with restricted rights in accordance with subparagraphs (a) through (d) of the Commercial Computer Software - Restricted
Rights clause at 52.227-19 of the Federal Acquisition Regulations ("FAR") and its successors, and is unpublished and all rights are reserved under the copyright laws of the United States. For units of the Department of Defense ("DoD"): This program is licensed only with "Restricted Rights" as that term is defined in the DoD Supplement to the FAR, clause 252.227-7024(c)(1)(ii), Rights in Technical Data and Computer Software and its successors, and use, duplication or disclosure is subject to the restrictions set forth therein.
Any attempt to sublicense, assign or transfer the license or the program except as expressly provided in this Agreement is void.
If a portion of this Agreement is held unenforceable, the rest of this Agreement shall remain enforceable.
This Agreement will be governed by the laws of the State of Alabama. Should you have any questions concerning this Agreement, you may contact your local Intergraph Corporation by calling 1-800-345-4856 or writing Intergraph Corporation, Huntsville, AL 35894-0001.

You acknowledge that you have read this Agreement, understand it and agree to be bound by its terms and conditions. You further agree that it is the complete and exclusive statement of the agreement between us which supersedes any proposal or prior agreement, oral or written, and any other communications between us relating to the subject matter of this Agreement.

SUPPORT SERVICES:

Intergraph will provide free telephone support during the warranty period. Free support will be limited to bug reports, installation , and basic operation. These questions can be logged through Intergraph's standard support number 1-800-633-7248. Intergraph will accept customer reports of problems found, but after the warranty period you will be required to purchase updated or corrected software. If you obtained this program from an authorized dealer you should contact the dealer for support.

UPDATES:

Upgrades, when and as available, will be provided at a separate charge. In order to receive notices of upgrades and enhancements, you must complete and return the enclosed registration form.
Intergraph (TM) is a registered trademark and Solutions for the Technical Desktop is a trademark of Intergraph Corporation. MicroStation is a registered trademark of Bentley Systems, Inc., an Intergraph affiliate.



                           EXHIBIT B
                           ---------

License Fees

     Licensee shall pay to BSI for each Intergraph PointStation
Application licensed to an End User:

          *** of the then current U.S. list price of the most current version of MicroStation, but not more than ***, and in any event:

          Most Favored Nation Rights - If BSI enters into any contract with a third party developer pursuant to which the third-party developer acquires rights to a MicroStation engine , then BSI will promptly provide to Licensee a written notice of the terms, conditions, delivery dates, and specifications for such MicroStation engine. Intergraph will thereafter have the option to enter into a contract with BSI for the same engine deliverable upon the same terms, conditions, and delivery schedules.

          With respect to such engine, Licensee will be entitled to use any applications for use with such new engine that are the substantial equivalent of an application permitted to the third party developer under such contract.

          Audit Rights - solely for the purpose of enforcing its Most Favored Nation Rights herein, Licensee will have the right to conduct an audit, no more frequently than twice per year, of BSI's records relating to contracts with third party developers for MicroStation engines. Such audit will be conducted by an independent accounting firm, acceptable to BSI, who will sign a non-disclosure agreement with respect to any information reviewed in connection with the audit. It is understood that the independent accounting firm retained for this purpose will report to Licensee only such information necessary to enable it to determine whether or not its most favored nation rights are being honored. Under no circumstances, will the independent accounting firm reveal to Licensee the identities of the third party developers involved in such contracts.


                           EXHIBIT C
                           ---------

BENTLEY SYSTEMS, INCORPORATED trademarks and trade names shall be used as follows:

               MicroStation (TM)

When the Company name is used with the Company logo, it must always be in FULL CAPITALS, bold italic, Swiss san serif type as follows:

               BENTLEY SYSTEMS, INCORPORATED


When the Company name is used without the Company logo, it must always be in FULL CAPITALS, standard type as follows:

               BENTLEY SYSTEMS, INCORPORATED


Trademark acknowledgement for MicroStation shall be provided as follows:

"MicroStation is the registered trademark of Bentley Systems, Incorporated"


Licensee must acknowledge the use of BSI's Licensed Programs in Licensee's Intergraph PointStation Applications by including the following statement on the Kit Box, the program documentation, the software media, and the opening screen:

     MicroStation Engine Copyrightc Bentley Systems, Incorporated 1994

     "MicroStation Engine" is a registered* trademark of Bentley
       Systems, Incorporated

     * (to be added at such time as BSI receives registration for this trademark)

In connection with its distribution of Intergraph PointStation
Applications, Licensee will comply in all respects with a certain
Amended License Agreement between the parties dated January 28,
1993 relating to the trademark "MICROSTATION."



                           EXHIBIT D
                           ---------

                        PRODUCT SUPPORT
                        ---------------

          BSI will make available to Licensee a program to support the MicroStation V5 Runtime Engine on an annual basis. The support program is intended to provide professional technical support services to Licensee in order to assist Licensee in maintaining the Licensed Programs component of its Intergraph PointStation Applications. This support program is not intended to support End Users of Intergraph PointStation Applications.

     A. The MicroStation V5 Runtime Engine Support Program will provide to Licensee the following services:

     (i) During the term of Support coverage, BSI shall furnish second-line technical support to Intergraph in the English language. This support shall include (a) BSI's best efforts to resolve trouble reports forwarded from Intergraph to BSI; (b) unlimited telephone consulting during normal business hours concerning the use of, and problems with the Licensed Programs;
(c) a periodic status report to Intergraph summarizing all known problems with Licensed Programs; (d) providing one copy of each update to the Licensed Programs. BSI and Intergraph shall each identify designated maintenance representatives to be responsible for receiving and sending all documents, reports, and telephone communications regarding the maintenance of the Licensed Programs.

     (ii) During the term of support coverage, BSI will provide new Object Code modules for each new Windows NT processor implementation on which MicroStation Version 5 is supported by BSI.

     (iii) During the term of support coverage, BSI will provide updates as necessary to maintain compatibility with changes in the Supported Environment operating systems.

     (iv) For each language translation of MicroStation V5
offered by BSI, BSI will supply to Intergraph, within sixty (60) days of commercial availability of such V5 translation, a corresponding resource file compatible with the Licensed
Programs,

     B. The quarterly payment to be paid by Licensee to BSI for the MicroStation V5 Runtime Engine Support Program shall be based on an annual rate of:

     (a) ***  of the royalties paid for the most recent 12 month period, plus
     (b) *** of the royalties paid for the 12 months preceding the period in
         (a) plus
     (c) *** of the royalties paid for the 12 months preceding the 12 month period in (b).



     C. BSI shall have the right to terminate the MicroStation V5 Runtime Engine Support Program with 6 months notice to Intergraph at such time as the support payments hereunder aggregate less than *** for the preceding 12 month period. If the support payments calculated according to Section (ii) are less than ***, Intergraph shall have the right to additionally pay a sum which will meet the *** minimum.




                           EXHIBIT E
                           ---------

                  SOURCE CODE ESCROW AGREEMENT


          THIS IS AN AGREEMENT, dated                   , 1994 by
and among Intergraph Corporation ("Licensee"), a Delaware corpora tion having a mailing address of One Madison Industrial Park, Huntsville, Alabama 35894, Bentley Systems, Incorporated ("Licensor"), a Delaware corporation having a mailing address of 690 Pennsylvania Drive, Exton, Pennsylvania 19341 and
("Escrow Agent"), having a mailing address of
.


                      W I T N E S S E T H:


          WHEREAS, Licensor and Licensee have entered into an OEM Software License Agreement for MicroStation V5 Runtime Engine
(the "License Agreement") dated                   , pursuant to
which Licensor has licensed to Licensee certain computer software, including updates thereof from time to time developed by Licensor (collectively, the "Product"); and


          WHEREAS, Licensor desires not to disclose the source code for the Product to Licensee except as provided in this Escrow Agreement; and


          WHEREAS, Licensor and Licensee desire that upon the occurrence of a "Default" as defined in Paragraph 6 hereof, Licensee shall obtain the source code and all revisions thereof, and accordingly, Licensor agrees to deliver said source code to the Escrow Agent;


          NOW, THEREFORE, each intending to be legally bound hereby, Licensor, Licensee and Escrow Agent agree as follows:


          1. Source Code. As used herein, "Source Code" means a human readable form of the Product showing the computer language instructions comprising the program, from which Object Code can be produced, in which the program logic may be deduced by a human being, and from which a printed listing can be made by processing it with a computer.


          2. Engagement of Escrow Agent. Licensor hereby engages Escrow Agent and Escrow Agent hereby accepts such engagement subject to the terms and conditions of this Agreement. The Escrow Agent, acting as the agent of Licensor, shall accept and hold the Source Code in a fireproof safe at its offices at the address indicated above until the Escrow Agent receives notice pursuant to the terms of this Agreement that the Escrow Agent is to deliver the Source Code to Licensor or Licensee.


          3. Deposit of Source Code. Licensor shall deposit the Source Code with the Escrow Agent on or before January 15, 1995. Licensor shall deposit with the Escrow Agent Source Code for modifications and enhancements, if any, to the Product within ten (10) days of delivery of such modification or enhancements by Licensor to Licensee. Upon receipt of the Source Code and each modification to the Source Code, the Escrow Agent shall send to Licensee, with a copy to Licensor, a written confirmation that the Source Code or additions thereto have been delivered to it. The confirmation shall contain a list of the items which Licensor has delivered to the Escrow Agent, and the date of such delivery.


          4. Ownership. The Source Code held by the Escrow Agent shall remain the exclusive property of the Licensor, and the Escrow Agent shall not use the Source Code or disclose the same to any third party except as specifically provided for herein.


          5. Representations of Licensor to Licensee. Licensor represents and warrants to Licensee that (i) the Source Code delivered to the Escrow Agent constitutes the source code for the Product licensed to the Licensee pursuant to the License Agreement; and (ii) the Source Code delivered to the Escrow Agent is in a form suitable for reproduction by computer and photocopy equipment, and consists of a source language statement of the program or programs comprising the Product in sufficient detail to allow a reasonably skilled third-party programmer or analyst to modify, maintain or enhance the Product.


          6. Default. Licensor shall be deemed to be in default of this Agreement upon the occurrence of any one of the following events (each of which is called a "Default"):
               a. if the Licensor fails to discharge any of its maintenance obligations pursuant to the Product Support Program for the Product in accordance with the written agreement between the Licensor and Licensee, and such failure continues for thirty
(30) days after Licensee's notification to Licensor specifying in detail in which respects the Product is not properly being supported; or
               b. if the Licensor become insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, or suffers or permits the appointment of a receiver for its business or assets; or
               c. if the License Agreement is terminated by reason of a material uncured breach by Licensee.




          7.   Release of Source Code.
               a. Upon the occurrence of a "Default" as defined above, Licensee shall give written notice (the "Notice of Default") to Escrow Agent and Licensor of the occurrence of Default. The Notice of Default shall, at minimum, (i) be labelled "Notice of Default", (ii) identify the License Agreement and this Escrow Agreement, (iii) specify the nature of the default, (iv) identify the Source Code with specificity, and (v) instruct the Escrow Agent to transfer the Source Code to Licensee.
               b. Upon receipt of the Notice of Default, the Escrow Agent shall send a copy thereof to the Licensor by certified or registered mail, postage prepaid, return receipt requested. If the Licensor desires to dispute the Notice of Default, the Licensor shall, within fourteen (14) days after the receipt of the copy of the Notice of Default from the Escrow Agent, deliver to the Escrow Agent a statement (the "Dispute Statement") stating that no Default has occurred, whereupon the provisions of Paragraph 11 below will become applicable. If the Escrow Agent receives the Dispute Statement within said fourteen
(14) days, the Escrow Agent shall send a copy thereof to Licensee by certified or registered mail, return receipt requested, and the Escrow Agent shall continue to hold the Source Code in accordance with this Escrow Agreement. If the Escrow Agent does not receive a Dispute Statement within said fourteen (14) days, the Escrow Agent is authorized and directed to deliver the Source Code to the Licensee.


          8.   Use of Source Code; Confidentiality.
               a. Upon the occurrence of a Default and receipt by the Licensee of the Source Code, Licensee may use the Source Code solely to modify, enhance and support the Product, and to make a reasonable number of copies of the Source Code to assist in the performance of such tasks;
               b. Licensee acknowledges and agrees that the Source Code constitutes confidential proprietary information of the Licensor. Licensee may disclose the Source Code only to those employees required to have knowledge of such information to perform their duties. Licensee shall protect the Source Code with the same degree of care as it protects its own confidential information, and in no event less than a reasonable degree of care.


          9.   Deposit with Escrow Agent After Default.  If a
Default occurs and is later cured, Licensee shall promptly return the Source Code to the Escrow Agent.


          10. Termination. If the License Agreement terminates pursuant to its expiration or a breach by Licensee, Licensor shall give notice of such termination to the Escrow Agent and Licensee. The Escrow Agent shall then transfer the Source Code to Licensor and the Escrow Agreement will terminate.


          11.  Disputes.
               a. In the event that Licensor files a Dispute Statement with the Escrow Agent in the manner and within the time period set forth in Paragraph 7(b) hereof, the Escrow Agent shall not release the Source Code to Licensee except in accordance with
(i) a final decision of the arbitration panel as hereinafter provided, or (ii) receipt of an agreement with authorized and notarized signatures of both Licensor and Licensee, authorizing the release of the Source Code to Licensee.
               b. Disputes arising under this Agreement shall be referred immediately to, and settled by, binding arbitration. The arbitration panel shall consist of one person. The arbitration shall be conducted in Wilmington, Delaware in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The Escrow Agent shall give prompt effect to any authenticated arbitration award.


          12. Payment to Escrow Agent. As compensation for the services performed by the Escrow Agent hereunder, the Escrow
Agent shall receive a fee of                        ($
) per year, which fee may be reasonably increased by Escrow Agent from time to time. Licensor shall bear all fees charged by Escrow Agent.


          13. Termination. This Escrow Agreement shall terminate upon the delivery of the Source Code by Escrow Agent to Licensor or Licensee in accordance with the terms of this Agreement; provided, however, if Licensor cures a Default after delivery of the Source Code to Licensee, this Agreement shall be reinstated.


          14.  Obligations and Liabilities of Escrow Agent.
               a. The Escrow Agent shall have no obligation or responsibility whatsoever to determine (i) the existence, rele vance, completeness, currency, accuracy, or any other aspects of the Source Code or (ii) whether what is deposited by Licensor is the Source Code as defined herein.
               b. The Escrow Agent shall exercise a high degree of care for the Source Code. The level of care exercised shall be at least as high as the Escrow Agent would use to protect its own valuable documents.
               c. The Escrow Agent shall not be responsible for the genuineness of any affidavit or signature and may rely conclusively upon and shall be protected when acting upon any notice, affidavit, or other document believed by it in good faith to be genuine and properly made.
               d. The Escrow Agent shall not be responsible or liable for any act or omission on its part in the performance of its duties as Escrow Agent under this Agreement, except as such act or omission constitutes gross negligence, willful misconduct or fraud, or violates the Escrow Agent's obligation under subpara graph (b) above.
               e. The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of Licensor or Licensee to deliver the Source Code to Escrow Agent or otherwise honor any of the provisions of this Agreement.
               f. Licensee and Licensor, jointly and severally, shall reimburse and indemnify the Escrow Agent for, and hold it harmless against any loss, liability or expense, including counsel fees, incurred without bad faith, willful misconduct or gross negligence on the part of the Escrow Agent, arising out of or in connection with its acceptance of, or performance of, its duties and obligations under this Agreement, except the Escrow Agent's obligations under subparagraph (b) above.
               g. Escrow Agent shall not divulge, disclose, use or otherwise make available to third parties the Source Code except as provided in this Agreement.


          15. Modifications and Amendments. This Agreement shall not be amended or modified except by a written agreement signed by all of the parties hereto.


          16. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the escrow of the Source Code, and there are no other terms or conditions, express or implied, written or oral. This Agreement supersedes and merges all prior oral and written agreements, discussions and understandings between the parties with respect to the escrow of the Source Code.


          17. Notices. Any notice required under this Agreement shall be given in writing and delivered personally or sent by certified or registered mail, postage prepaid, to all the parties at their addresses noted above or such other addresses as shall have been designated to each other in writing.


          18. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware.


          19. Construction. This Agreement is the product of joint draftsmanship and shall not be construed against any party more strictly than against the other parties.


          20. Headings. The headings are for convenience only and do not affect the meaning of this Agreement.


          IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.


                              LICENSEE:


                              By:________________________________


                              LICENSOR:


                              By:________________________________


                              ESCROW AGENT:


                              By:________________________________




                            EXHIBIT F
                            ---------

             LICENSED PROGRAM PRODUCT SPECIFICATION
             --------------------------------------

The Runtime Engine will be based on MicroStation Version 5, and will not be upgraded or enhanced for future MicroStation versions
(such as Version 6).

1.0  Supported Functionality:

     A. Licensed Programs will contain only a subset of the existing functionality of MicroStation V5 (except that there may be additional code required to implement the mechanisms for limiting the functionality of the Licensed Programs to less than the functionality of MicroStation V5, and to limit the MicroCSL and MDL applications that the Licensed Programs will execute to the set of Accepted Applications). To the extent that the functionality of MicroStation V5 on a particular Supported Environment is less than its functionality on any other Supported Environment, the functionality of the Licensed Programs on the first such Supported Environment may contain only a subset of the functionality of Licensed Programs on such other Supported Environment.

     B.   Licensed Programs will contain the following
MicroStation V5 functionality:

          (i) MicroCSL Runtime Support

               (a) The Licensed Programs will support the
MicroCSL function set of V5.

               (b) The Licensed Programs will include the ability to start MicroCSL Programs from among the set of MicroCSL executables required for the operation of the Accepted
Applications only. Such MicroCSL executables must be started at program startup time through the Licensed Programs' "-a" command line switch facility.

               (c) The MicroCSL development environment for the Licensed Programs will consist of the MicroCSL development environment as delivered to accompany MicroStation V5. The MicroCSL library itself may be different to accomodate the changes required to restrict the MicroCSL programs that the Licensed Programs will execute.

               (d) The MicroCSL runtime environment will include the routines necessary to support the Intergraph-developed "AS" library. Intergraph is responsible for support of the "AS" library.

          (ii)   MicroStation Development Language (MDL) Runtime
Support

               (a) The Licensed Programs will support the MDL built-in function set of V5.

               (b) The Licensed Programs will include the ability to start MDL programs from among the set MDL programs required for the operation of the Accepted Applications only. Such MDL programs must be started at program startup through the License Programs "MS_INITAPP" and/or "MS_DGNAPP" facility.

               (c) The Licensed Programs will include the ability to start the MDL utilities mentioned in Paragraph 1(b)(vi) of this Exhibit F during the program session.

               (d) The MDL development environment for the Licensed Programs will consist of the MDL development environment as delivered to accompany MicroStation V5. Certain libraries may be added or modified from those in the MicroStation V5 environment to accomodate the changes required to restrict the MDL programs that the Licensed Programs will execute.

               (e) The Licensed Programs will include support for MDL functions including, but not limited to, ***


BUT only, as to each Supported Environment, to the extent that such functions are available in MicroStation V5 for such Supported Environment.


          (iii)   Dynamic Link Module (DLM) Runtime Support

               (a) The Licensed Programs will support DLM's and such DLM's will have the functionality available to DLM's in MicroStation V5. For a particular DLM to be supported, it must be built with the compiler and linker used to build the Licensed Programs on the Supported Environment.

               (b) The Licensed Programs will include the ability to load DLM's from among the set of DLM's required for the operation of the Accepted Applications.

          (iv) To the extent that such support is included in MicroStation V5, the Licensed Programs shall provide a tool kit and hooks to extend element types and manipulations.

          (v) Database Support. To the extent that the databases listed below are supported in MicroStation V5, they shall be supported in the Licensed Programs.
            RIS
            Oracle
            Informix
            Xbase
            ODBC

          (vi) The Licensed Programs shall provide the following utility programs with the functionality of MicroStation V5:
            EDG
            T23/T32
            DWG/DXF
            CGM
            Font Installer

          (vii) The Licensed Programs shall display 3D files including any Open/GL functionality included in MicroStation V5 for a particular Supported Environment. In any event, the Licensed Programs shall include support for the programming interface known as "MOGLE" to the extent support is included in MicroStation V5 for a particular Supported Environment.

          (viii) The Licensed Programs shall include ONLY the rendering functionality included in MicroStation Draft, including wiremesh display
            raster hidden line display
            smooth shading display
             and
            global lighting display

          (ix) The Licensed Programs shall be constructed such that an Accepted Application that runs on Licensed Programs can be run on MicroStation V5 for the same Supported Environment. Some source code modifications to the Accepted Application will be required to accomodate the changes required to restrict the MicroCSL, MDL, and DLM applications that the Licensed Programs will execute, but those changes will not prevent the Accepted Application so modified from running on MicroStation V5.

          (x) The Licensed Program shall provide a minimal 2D/3D drafting Graphics User Interface that consists ONLY of:

               (a) A command window with functionality similar to the functionality of MicroStation V5's command window.

               (b) Command Palettes to access supported commands.

               (c) Dialog Boxes and Settings Boxes required to set user-adjustable parameters used by the supported commands.

          (xi) The Licensed Programs shall use the Intergraph licensing API.

          (xii) The Licensed Programs shall support European localization to the extent same is supported by MicroStation V5 for a particular Supported Environment.

          (xiii) The Licensed Programs shall support internationalization for Asian languages to the extent supported by MicroStation V5 for a particular Supported Environment.

     C. Licensed Programs will include ONLY the subset of MicroStation V5 commands that are included in Microstation Draft, a copy of the preliminary specification for which shall be supplied by BSI within thirty (30) days of the date hereof and attached to this Agreement as Exhibit H, and shall at a minimum include the following:

     ***

     D.   Commands and features that are included in MicroStation
Draft but are not included in MicroStation V5 will NOT be supported in the Licensed Programs. Additionally, the following commands and features will NOT be supported in the Licensed
Programs regardless of whether or not they are included in MicroStation Draft:

            Tutorials
            Cursor Alignments
            Constraint placement
            Advanced rendering options (except as noted above)
            Assigning materials, defining materials
            Lighting control panels
            Solar study
            IGES
            Movie production
            3D Boolean operations



2.0  "Supported Environments" :

     (a) Licensed Programs will support the following operating environments:

          (i) Intel System-Microsoft DOS and Microsoft Windows releases on which MicroStation V5 runs, with the same level of integration with Microsoft Windows offered in MicroStation V5;

          (ii) Microsoft Windows NT platforms on which versions of MicroStation V5 run;

          (iii) Platforms supported by the next major release of Microsoft Windows, which is presently in development and code-named "CHICAGO" for which BSI develops and releases any version of MicroStation.


                            EXHIBIT G
                            ---------

            DEVELOPMENT PLAN, ACCEPTANCE AND REMEDY

1. Intergraph shall provide to BSI no later than May 16, 1994 a list and price-book descriptions (including the U.S. list prices as of March 30, 1994) of all products existing at March 30, 1994 which it believes meet the criteria set forth in sub-paragraphs
(i) through (iv) of the definition of "Accepted Application" in
Section I(l) ("the Criteria"), and which it desires to integrate with the Licensed Programs to create Intergraph PointStation
Applications.  No   Intergraph products existing at March 30,
1994 other than those listed therein will be considered to meet the Criteria, and BSI shall have no obligations hereunder with respect to such other Intergraph products existing at March 30, 1994. Subsequent Intergraph applications, upon Intergraph's written request, will ultimately be considered as candidates for Accepted Applications with respect to the criteria in subparagraphs (i), (ii), (iii), and (v) in Section I(l), but will not be a condition for determination of initial Deficiencies pursuant to Paragraph 4 below.

2. Intergraph shall, no later than July 1, 1994, supply to BSI the MicroCSL executable names, MDL application names, and DLM names required for operation of each Accepted Application.

3. BSI shall use best efforts to implement the Runtime Engine as set forth in Exhibit F, test it and deliver it to Licensee on or before August 30, 1994. BSI will extract a subset of the MicroStation Version 5 Reference Manual that addresses the end user command subset available in the Licensed Programs and provide it in machine-readable form as Permitted Documentation for inclusion in Intergraph PointStation documentation. BSI will provide this material in "as is" condition.

4. Licensee shall, no later than November 15, 1994, specifically identify in writing to BSI any Deficiencies in the Runtime Engine. As used in this paragraph, a "Deficiency" means an instance in which an Accepted Application successfully executes on MicroStation V5, but fails to execute substantially the same functions on the Runtime Engine, where such failure is due to causes other than differences between MicroStation V5 and the Runtime Engine defined in Exhibit F sections B(vii), B(viii), B(x), C and D.

5. In the event that BSI fails to correct on or before December 31, 1994, a Deficiency reported to it by Licensee before November 15, 1994 (unless the Runtime Engine was delivered to Licensee after August 30, 1994, in which case Licensee shall notify BSI of any Deficiency no later than ninety (90) days after the Runtime Engine is delivered to Licensee, and BSI shall have until thirty (30) days thereafter to correct it), Licensee shall be entitled to temporarily loan copies of MicroStation V5, to End Users at the royalty rate provided herein for such Accepted Applications only. BSI shall furnish such loan copies to Licensee. At such time as BSI has corrected such Deficiency, Licensee shall furnish the applicable Intergraph PointStation Application to the End Users, retrieve from the End Users the loaned copies of MicroStation V5 and return such copies to BSI.


                                EXHIBIT H
                                ---------




June 14, 1994



Mr. James W. Meadlock
Intergraph Corporation
One Madison Industrial Park
Huntsville, AL  35894



Dear Jim:

The enclosed document supplies Exhibit H pursuant to Exhibit F, Paragraph C of the OEM SOFTWARE LICENSE AGREEMENT FOR MICROSTATION V5 RUNTIME ENGINE dated May 2, 1994 between Intergraph and Bentley Systems. Please countersign below and return this letter by return mail to indicate your receipt of this information.




Sincerely,


\s\ Barry J. Bentley


Barry J. Bentley
Executive Vice President
Bentley Systems, Inc.







By:  \s\ J.W. Meadlock   6-20-94
     -----------------   -------
     James W. Meadlock   Date



cc:  Tommy D. Steele, Intergraph
     Keith A. Bentley, BSI
     Gregory S. Bentley, BSI





                          Exhibit H
                          ---------

              "MicroStation Draft" Command Set
                             and
              MicroStation Engine Specification




This document provide specification for the MicroStation Runtime Engine (MRTE) to be developed by Bentley Systems, Inc. for use by Intergraph Corporation in accordance with the provisions of the OEM SOFTWARE LICENSE AGREEMENT FOR MICROSTATION V5 RUNTIME ENGINE dated May 2, 1994. This document is supplied as Appendix H of the abovementioned agreement, but it includes not only the "MicroStation Draft" (Note 1) Command set but additional specifications which will be helpful to Intergraph to begin planning for the MRTE.

Exhibit H.1 lists the MDL applications that are included in the MRTE, although in some cases the functionality of these MDL applications is limited compared to their functionality in MicroStation Version 5 as documented herein. Exhibit H.2 lists the standalone utility programs included with the MRTE. The database servers from MicroStation Version 5 are included unmodified in the MRTE, and are not listed since they vary from one platform to another.

The MicroStation Draft command set is documented in a spreadsheet in Exhibit H.3. The first column contains every command that is contained in the core of MicroStation Version 5.0 and additionally those in the MDL applications that are included with MicroStation Draft. MicroStation Draft includes some additional commands that are not listed because they were not supported in MicroStation Version 5, and are thus explicitly excluded from the MRTE in the OEM Agreement. The second column lists whether the command is supported in Draft. Blank entries are interpreted as "YES". The third column lists whether the command is supported is MRTE. Again, blank entries are interpreted as YES. If the command IS NOT supported in MicroStation Draft but IS supported in MRTE, the column has YES explicitly for contrast. The fourth column indicates whether a user interface is provided for the command in the MRTE. The fifth column consists of some comments for commands for which clarification is necessary.




- ------------------------------------
Note 1: The final product may be called something other than MicroStation Draft.





Exhibit H.1:   MicroStation Runtime Engine MDL Applications

3dtools
adm
cgmin
cgmout
clipbrd
cnvdgm
cutter
dimset
dimtool
dwgin
dwgout
fontinst
lstyle
match
measure
modify
pattern
region
scrncapt



Exhibit H.2:   MicroStation Runtime Engine Utilities

edg.exe
plotutil.exe


Exhibit H.3:  MicroStation Draft/MicroStation Runtime Engine Command List

Command Name                  Supported  Supported   User interface    Comment
                              in Draft   in Engine    in Engine

ACTIVE_ANGLE_PT2                   NO      NO
ACTIVE_ANGLE_PT3                   NO      NO
ACTIVE_AREA_HOLE
ACTIVE_AREA_SOLID
ACTIVE_AREA_TOGGLE                                      NO
ACTIVE_AXIS
ACTIVE_AXORIGIN
ACTIVE_BACKGROUND                                       NO
ACTIVE_BSPLINE_CLOSED              NO      YES
ACTIVE_BSPLINE_OPEN                NO      YES
ACTIVE_BSPLINE_ORDER               NO      YES
ACTIVE_BSPLINE_PERIODIC_OFF        NO      NO
ACTIVE_BSPLINE_PERIODIC_ON         NO      NO
ACTIVE_BSPLINE_PERIODIC_TOGGLE     NO      NO
ACTIVE_BSPLINE_POLE                NO      NO
ACTIVE_BSPLINE_POLYGON_OFF         NO      YES
ACTIVE_BSPLINE_POLYGON_ON          NO      YES
ACTIVE_BSPLINE_POLYGON_TOGGLE      NO      YES          NO
ACTIVE_BSPLINE_RHO                 NO      NO
ACTIVE_BSPLINE_TOLERANCE           NO      NO
ACTIVE_BSPLINE_UCLOSED             NO      NO
ACTIVE_BSPLINE_UOPEN               NO      NO
ACTIVE_BSPLINE_UORDER              NO      NO
ACTIVE_BSPLINE_UPOLE               NO      NO
ACTIVE_BSPLINE_URULES              NO      NO
ACTIVE_BSPLINE_VCLOSED             NO      NO
ACTIVE_BSPLINE_VOPEN               NO      NO
ACTIVE_BSPLINE_VORDER              NO      NO
ACTIVE_BSPLINE_VPOLE               NO      NO
ACTIVE_BSPLINE_VRULES              NO      NO
ACTIVE_CAPMODE_OFF
ACTIVE_CAPMODE_ON
ACTIVE_CAPMODE_TOGGLE                                   NO
ACTIVE_CELL
ACTIVE_CLASS_CONSTRUCTION
ACTIVE_CLASS_PRIMARY
ACTIVE_COLOR_XX
ACTIVE_DATABASE                    NO      YES          NO
ACTIVE_DATYPE                      NO      YES          NO
ACTIVE_ENTITY                      NO      YES          NO
ACTIVE_FILL_OFF
ACTIVE_FILL_ON
ACTIVE_FILL_TOGGLE                                      NO
ACTIVE_FILLCOLOR_XX
ACTIVE_FONT
ACTIVE_GRIDMODE_ISOMETRIC
ACTIVE_GRIDMODE_OFFSET             NO      NO
ACTIVE_GRIDMODE_ORTHOGONAL
ACTIVE_GRIDMODE_TOGGLE                                  NO
ACTIVE_GRIDRATIO                   NO      NO
ACTIVE_GRIDREF
ACTIVE_GRIDUNIT
ACTIVE_INDEX                       NO      YES          NO        User command
                                                                    index file
ACTIVE_KEYPNT                                           NO        #keypoints
                                                                  per element
ACTIVE_LEVEL
ACTIVE_LINE_LENGTH                                      NO        text node
                                                                  setting
ACTIVE_LINE_SPACE                                       NO        text node
                                                                   setting
ACTIVE_LINEWIDTH                   NO      YES          NO        old line
                                                                  width stuff
ACTIVE_LINKAGE                     NO      YES          NO
ACTIVE_NODE                                             NO        updates
                                                                  active
                                                                  node number
ACTIVE_ORIGIN                                           NO
ACTIVE_PATTERN_ANGLE
ACTIVE_PATTERN_CELL
ACTIVE_PATTERN_DELTA
ACTIVE_PATTERN_MATCH                                    NO
ACTIVE_PATTERN_SCALE
ACTIVE_PATTERN_TOLERANCE
ACTIVE_POINT
ACTIVE_RCELL                                            NO
ACTIVE_REPORT                      NO      YES          NO
ACTIVE_REVIEW                      NO      YES          NO
ACTIVE_SCALE_DISTANCE              NO      NO
ACTIVE_STREAM_ANGLE
ACTIVE_STREAM_AREA
ACTIVE_STREAM_DELTA
ACTIVE_STREAM_TOLERANCE
ACTIVE_STYLE_CSELECT                                             Changes style
                                                                 of selected
                                                                 elements
ACTIVE_TAB                                              NO       tab width for
                                                                 "include"
                                                                 command
ACTIVE_TAG
ACTIVE_TERMINATOR
ACTIVE_TEXT                                             NO       match text
ACTIVE_TNJ
ACTIVE_TSCALE                                           NO       active
                                                                 terminator
                                                                 size
ACTIVE_TXHEIGHT_PT2                NO      NO
ACTIVE_TXJ
ACTIVE_TXSIZE
ACTIVE_TXWIDTH_PT2                 NO      NO
ACTIVE_UNITROUND                   NO      NO
ACTIVE_WEIGHT_CSELECT                                             Changes
                                                                  weight of
                                                                  selected
                                                                  elements
ACTIVE_XSCALE
ACTIVE_YSCALE
ACTIVE_ZDEPTH_ABSOLUTE                                  NO
ACTIVE_ZDEPTH_RELATIVE                                  NO
ACTIVE_ZSCALE
ALIGN                              NO      NO                     Align view
ANALYZE
ARRAY_ICON
ARRAY_POLAR                                             NO
ARRAY_RECTANGULAR                                       NO
ATTACH_ACS
ATTACH_AE                          NO      YES          NO
ATTACH_COLORTABLE_BOTH                                  NO
ATTACH_COLORTABLE_CREATE                                NO
ATTACH_COLORTABLE_LEFT                                  NO
ATTACH_COLORTABLE_RIGHT                                 NO
ATTACH_COLORTABLE_WRITE                                 NO
ATTACH_DA                          NO      YES          NO
ATTACH_LIBRARY
ATTACH_MENU                        NO      NO                       No tablet
                                                                    support
ATTACH_REFERENCE
ATTACH_TAGS
BACKUP                                                  NO
BEEP                                                    NO
BLEND_BSPLINE_CURVE                NO      NO
BLEND_BSLINE_RAILS                 NO      NO
BLEND_BSLINE_SURFACE               NO      NO
BLEND_CURVE                        NO      NO
BLEND_RAILS                        NO      NO
BLEND_SURFACE_EDGE                 NO      NO
BOOLEAN_SURFACE_DIFFERENCE         NO      NO
BOOLEAN_SURFACE_INTERSECTION       NO      NO
BOOLEAN_SURFACE_UNION              NO      NO
CACHE_RELOAD                                            NO
CAPTURE_CLOSE
CAPTURE_DIALOG                                          NO
CAPTURE_FILEDIALOG
CAPTURE_FOCUS                                           NO
CAPTURE_PALETTE                                         NO
CAPTURE_RECTANGLE
CAPTURE_SCREEN
CAPTURE_VIEW_CONTENTS
CAPTURE_VIEW_WINDOW
CGM_INPUT_CONVERT
CGM_INPUT_DIALOG
CGM_INPUT_FILE
CGM_INPUT_FONTS_ATTACH
CGM_INPUT_FONTS_SAVE
CGM_INPUT_FONTS_SAVEAS
CGM_INPUT_LEVELS_ATTACH
CGM_INPUT_LEVELS_SAVE
CGM_INPUT_LEVELS_SAVEAS
CGM_INPUT_LINESTYLES_ATTACH
CGN_INPUT_LINESTYLES_SAVE
CGM_INPUT_LINESTYLES_SAVEAS
CGM_INPUT_LOG
CGM_INPUT_SETTINGS_ATTACH
CGM_INPUT_SETTINGS_FONTS
CGM_INPUT_SETTINGS_LEVELS
CGM_INPUT_SETTINGS_LINESTYLES
CGM_INPUT_SETTINGS_OPTIONS
CGM_INPUT_SETTINGS_SAVE
CGM_INPUT_SETTINGS_SAVEAS
CGM_INPUT_SETTINGS_WEIGHTS
CGM_INPUT_SHEET
CGM_INPUT_WEIGHTS_ATTACH
CGM_INPUT_WEIGHTS_SAVE
CGM_INPUT_WEIGHTS_SAVEAS
CGM_OUTPUT_CONVERT
CGM_OUTPUT_DIALOG
CGM_OUTPUT_FILE
CGM_OUTPUT_LOG
CGM_OUTPUT_SETTINGS_ATTACH
CGM_OUTPUT_SETTINGS_FONTS
CGM_OUTPUT_SETTINGS_LEVELS
CGM_OUTPUT_SETTINGS_LINESTYLES
CGM_OUTPUT_SETTINGS_OPTIONS
CGM_OUTPUT_SETTINGS_REFERENCE
CGM_OUTPUT_SETTINGS_SAVE
CGM_OUTPUT_SETTINGS_SAVEAS
CGM_OUTPUT_SETTINGS_WEIGHTS
CGM_OUTPUT_SHEET
CGM_OUTPUT_TABLE_ATTACH
CGM_OUTPUT_TABLE_SAVE
CGM_OUTPUT_TABLE_SAVEAS
CGM_OUTPUT_WEIGHTS_ATTACH
CGM_OUTPUT_WEIGHTS_SAVE
CGM_OUTPUT_WEIGHTS_SAVEAS
CHAMFER
CHAMFER_SURFACE                    NO      NO
CHANGE_AREA                                             NO
CHANGE_BSPLINE_BOUNDARY            NO      NO
CHANGE_BSPLINE_CLOSE               NO      NO
CHANGE_BSPLINE_CURVE               NO      NO
CHANGE_BSPLINE_DIRECTION           NO      NO
CHANGE_BSPLINE_NORMAL              NO      NO
CHANGE_BSPLINE_OPEN                NO      NO
CHANGE_BSPLINE_ORDER               NO      NO
CHANGE_BSPLINE_POLE                NO      NO
CHANGE_BSPLINE_POLYGON             NO      NO
CHANGE_BSPLINE_RULES               NO      NO
CHANGE_BSPLINE_UORDER              NO      NO
CHANGE_BSPLINE_URULES              NO      NO
CHANGE_BSPLINE_VORDER              NO      NO
CHANGE_BSPLINE_VRULES              NO      NO
CHANGE_CLASS                                            NO
CHANGE_COLOR_ELEMENT
CHANGE_COLOR_FILL
CHANGE_COLOROUTLINE
CHANGE_CURVE                       NO      NO
CHANGE_DIMENSION_EXTENSION_OFF     NO      NO
CHANGE_DIMENSION_EXTENSION_ON      NO      NO
CHANGE_DIMENSION_EXTENSION_TOGGLE  NO      NO           NO
CHANGE_DIMENSION_SYMBOLOGY_ALTERNATE       NO           NO
CHANGE_DIMENSION_SYMBOLOGY_STANDARD        NO           NO
CHANGE_DIMENSION_VIEW              NO      NO
CHANGE_DIMENSION_WITNESS_OFF       NO      NO
CHANGE_DIMENSION_WITNESS_ON        NO      NO
CHANGE_DIMENSION_WITNESS_TOGGLE    NO      NO           NO
CHANGE_DIRECTION                   NO      NO
CHANGE_FILL                                             NO
CHANGE_ICON
CHANGE_LEVEL
CHANGE_LOCK
CHANGE_MLINE
CHANGE_STYLE
CHANGE_SURFACE_BOUNDARY            NO      NO
CHANGE_SURFACE_CAP                 NO      NO
CHANGE_SURFACE_NORMAL              NO      NO
CHANGE_SURFACE_SETTINGS            NO      NO
CHANGE_SYMBOLOGY                                        NO
CHANGE_TAGS
CHANGE_UNLOCK                                           NO
CHANGE_WEIGHT
CHOOSE_ALL                                              NO
CHOOSE_ELEMENT
CLIPBOARD_COPY
CLIPBOARD_CUT
CLIPBOARD_HIDE
CLIPBOARD_PASTE
CLIPBOARD_SHOW
CLOSE_DESIGN                       NO      YES
CLOSE_ELEMENT                                          NO
COLORTABLE_DEFAULT                                     NO
COLORTABLE_DUMP                    NO      NO
COLORTABLE_FILE                    NO      NO
COMPRESS_DESIGN_CONFIRM
COMPRESS_LIBRARY
CONSTRUCT_BISECTOR_ANGLE
CONSTRUCT_BISECTOR_LINE
CONSTRUCT_BSPLINE_CONVERT_COPY     NO      NO
CONSTRUCT_BSPLINE_CONVERT_ORIGINAL NO      NO
CONSTRUCT_BSPLINE_CURVE_CATMULLROM NO      NO
CONSTRUCT_BSPLINE_CURVE_EXTEND     NO      NO
CONSTRUCT_BSPLINE_CURVE
  _LEASTSQUARES                    NO      NO
CONSTRUCT_BSPLINE_CURVE_OFFSET
  _DISTANCE                        NO      NO
CONSTRUCT_BSPLINE_CURVE_POINTS     NO      NO
CONSTRUCT_BSPLINE_CURVE_POLES      NO      NO
CONSTRUCT_BSPLINE_CURVE_PROJECTION NO      NO
CONSTRUCT_BSPLINE_CURVE_REDUCE     NO      NO
CONSTRUCT_BSPLINE_SURFACE_CAP      NO      NO
CONSTRUCT_BSPLINE_SURFACE
  _CATMULLROM                      NO      NO
CONSTRUCT_BSPLINE_SURFACE_CROSS    NO      NO
CONSTRUCT_BSPLINE_SURFACE_EDGE     NO      NO
CONSTRUCT_BSPLINE_SURFACE_EXTEND   NO      NO
CONSTRUCT_BSPLINE_SURFACE
  _LEASTSQUARES                    NO      NO
CONSTRUCT_BSPLINE_SURFACE_NET      NO      NO
CONSTRUCT_BSPLINE_SURFACE_OFFSET   NO      NO
CONSTRUCT_BSPLINE_SURFACE_POINTS   NO      NO
CONSTRUCT_BSPLINE_SURFACE_POLES    NO      NO
CONSTRUCT_BSPLINE_SURFACE
  _PROJECTION                      NO      NO
CONSTRUCT_BSPLINE_SURFACE
  _REVOLUTION                      NO      NO
CONSTRUCT_BSPLINE_SURFACE_SKIN     NO      NO
CONSTRUCT_BSPLINE_SURFACE_TUBE     NO      NO
CONSTRUCT_CURVE_OFFSET             NO      NO
CONSTRUCT_CURVE_REDUCE             NO      NO
CONSTRUCT_LINE_AA_1
CONSTRUCT_LINE_AA_2_DEFAULT
CONSTRUCT_LINE_AA_3                NO      NO
CONSTRUCT_LINE_AA_4_DEFAULT        NO      NO
CONSTRUCT_LINE_AA_ICON
CONSTRUCT_LINE_MINIMUM
CONSTRUCT_PERPENDICULAR_FROM       NO      NO
CONSTRUCT_PERPENDICULAR_TO         NO      NO
CONSTRUCT_POINT_ALONG_DEFAULT      NO      NO
CONSTRUCT_POING_BETWEEN_DEFAULT    NO      NO
CONSTRUCT_POINT_DISTANCE_DEFAULT   NO      NO
CONSTRUCT_POINT_INTERSECTION       NO      NO
CONSTRUCT_POINT_PROJECT            NO      NO
CONSTRUCT_SURFACE_CROSSECTION      NO      NO
CONSTRUCT_SURFACE_EDGE             NO      NO
CONSTRUCT_SURFACE_NETWORK          NO      NO
CONSTRUCT_SURFACE_OFFSET           NO      NO
CONSTRUCT_SURFACE_PROJECTION
CONSTRUCT_SURFACE_REVOLUTION
CONSTRUCT_SURFACE_SWEEP            NO      NO
CONSTRUCT_SURFACE_TUBE             NO      NO
CONSTRUCT_TANGENT_ARC_1            NO      NO
CONSTRUCT_TANGENT_ARC_3            NO      NO
CONSTRUCT_TANGENT_BETWEEN          NO      NO
CONSTRUCT_TANGENT_CIRCLE_1         NO      NO
CONSTRUCT_TANGENT_CIRCLE_3         NO      NO
CONSTRUCT_TANGENT_FROM             NO      NO
CONSTRUCT_TANGENT_PERPENDICULAR    NO      NO
CONSTRUCT_TANGENT_TO               NO      NO
CONVERT_BSPLINE                    NO      NO
COPY_ED
COPY_ELEMENT
COPY_ICON
COPY_PARALLEL_DISTANCE
COPY_PARALLEL_KEYIN
COPY_VIEW
CREATE_CELL
CREATE_CHAIN_AUTOMATIC
CREATE_CHAIN_EOF                   NO      NO
CREATE_CHAIN_ICON
CREATE_CHAIN_MANUAL
CREATE_DRAWING
CREATE_ENTITY                      NO      YES          NO
CREATE_LIBRARY
CREATE_REGION_DIFFERENCE
CREATE_REGION_FENCE                NO      NO                   Not implemented
                                                                in 5.0
CREATE_REGION_FLOOD                NO      NO
CREATE_REGION_ICON                                      NO
CREATE_REGION_INTERSECTION
CREATE_REGION_UNION
CREATE_SHAPE_AUTOMATIC_DEFAULT                          NO
CREATE_SHAPE_EOF                   NO      NO
CREATE_SHAPE_ICON
CREATE_SHAPE_MANUAL
CREATE_SYMBOL                                                     Linestyle app
CROSSHATCH_DIFFERENCE
CROSSHATCH_ELEMENT
CROSSHATCH_FENCE                                        NO
CROSSHATCH_FLOOD                   NO      NO
CROSSHATCH_ICON                                         NO
CROSSHATCH_INTERSECTION
CROSSHATCH_POINTS
CROSSHATCH_UNION
CUT_ALL                                                 NO
CUT_SINGLE                                              NO
DEFINE_ACS_ELEMENT_CYLINDRICAL
DEFINE_ACS_ELEMENT_DEFAULT                              NO
DEFINE_ACS_ELEMENT_RECTANGULAR
DEFINE_ACS_ELEMENT_SPHERICAL
DEFINE_ACS_POINTS_CYLINDRICAL
DEFINE_ACS_POINTS_DEFAULT                               NO
DEFINE_ACS_POINTS_RECTANGULAR
DEFINE_ACS_POINTS_SPHERICAL
DEFINE_ACS_VIEW_CYLINDRICAL
DEFINE_ACS_VIEW_DEFAULT
DEFINE_ACS_VIEW_RECTANGULAR
DEFINE_ACS_VIEW_SPHERICAL
DEFINE_AE                          NO      YES          NO
DEFINE_CELL_ATTRIBUTES             NO      NO
DEFINE_CELL_ORIGIN
DEFINE_LIGHTS                      NO      NO
DEFINE_MATERIALS                   NO      NO
DEFINE_NORTH                                            NO
DEFINE_SEARCH                      NO      YES          NO
DELETE_66ELEMENTS_ALL                                   NO
DELETE_66ELEMENTS_LEVELNAME                             NO
DELETE_66ELEMENTS_MS                                    NO
DELETE_66ELEMENTS_REFERENCE                             NO
DELETE_66ELEMENTS_START                                 NO
DELETE_66ELEMENTS_TCB                                   NO
DELETE_66ELEMENTS_VIEW                                  NO
DELETE_ACS
DELETE_CELL
DELETE_ELEMENT
DELETE_PARTIAL
DELETE_PATTERN
DELETE_SURFACE_BOUNDARY            NO      NO
DELETE_VERTEX
DELETE_VIEW
DEPTH_ACTIVE_INTERACTIVE
DEPTH_ACTIVE_PRIMITIVE                                 NO
DEPTH_DISPLAY_INTERACTIVE
DEPTH_DISPLAY_PRIMITIVE                                NO
DESIGN                             NO      NO                     Starts design
                                                                  option
DETACH                             NO      YES         NO
DIALOG_ABOUTUSTN
DIALOG_ABOUTWORKSPACE                      NO
DIALOG_ACTIVEANGLE
DIALOG_ACTIVESCALE
DIALOG_ATTRIBUTES
DIALOG_BUTTONMAP
DIALOG_CAMERA
DIALOG_CELLMAINTENANCE
DIALOG_CMDBROWSE
DIALOG_COLOR
DIALOG_COMMAND                                         NO
DIALOG_COORDSYS
DIALOG_DATABASE                    NO      YES         NO
DIALOG_DGNOPTS                     NO      NO                         Obsolete
DIALOG_DIGITIZING                  NO      NO
DIALOG_DIMATTRIB_OPEN
DIALOG_DIMATTRIB_SYNCHRONIZE                           NO
DIALOG_DIMBEOM_OPEN
DIALOG_DIMGEOM_SYNCHRONIZE                             NO
DIALOG_DIMPLACE_OPEN
DIALOG_DIMPLACE_SYNCHRONIZE                            NO
DIALOG_DIMSETTINGS_OPEN
DIALOG_DIMSETTINGS_SYNCHRONIZE                         NO
DIALOG_DIMSYMBOL_OPEN
DIALOG_DIMSYMBOL_SYNCHRONIZE                           NO
DIALOG_DIMTEMPLATE_OPEN
DIALOG_DIMTEMPLATE_SYNCHRONIZE                         NO
DIALOG_DIMTERMINATORS_OPEN
DIALOG_DIMTERMINATORS_SYNCHRONIZE                      NO
DIALOG_DIMTEXT_OPEN
DIALOG_DIMTEXT_SYNCHRONIZE                             NO
DIALOG_DIMTOLERANCE_OPEN
DIALOG_DIMTOLERANCE_SYNCHRONIZE                        NO
DIALOG_DISPLAY
DIALOG_FENCEFRAME
DIALOG_FONT
DIALOG_FUNCKEYS
DIALOG_GRID
DIALOG_IMAGE
DIALOG_LEVELSYMB
DIALOG_LOCKS
DIALOG_LOCKTOGGLES                         NO
DIALOG_LSTYLEEDIT
DIALOG_LSTYLESETUP
DIALOG_MAINFRAME
DIALOG_MDL                                 NO
DIALOG_NAMEDLEVELS
DIALOG_NAMEDVIEWS
DIALOG_OPENFILE
DIALOG_PALETTE_CUTTER
DIALOG_PALETTE_TAGS
DIALOG_PALETTE_xxx                 NO      NO
DIALOG_PLOT
DIALOG_PRECISION                   NO      NO
DIALOG_READOUT
DIALOG_REFERENCE
DIALOG_REFERENCE_ATTACH
DIALOG_REFERENCEATTACH
DIALOG_REFERENCEROTATE
DIALOG_REFERENCESCALE
DIALOG_RENDER
DIALOG_REVIEWQUERY                 NO      NO               MicroStation Review
                                                                    only
DIALOG_ROTATEACS
DIALOG_SAVEAS
DIALOG_SAVEIMAGE
DIALOG_SETTINGS-SPLINES            NO      NO
DIALOG_SNAPBUTTONS
DIALOG_SNAPTWOROW                          NO                       Not needed
DIALOG_SNAPVERTICAL                        NO                       Not needed
DIALOG_STANDARDALERT                                   NO
DIALOG_TAGS_REPORT
DIALOG_TAGS_SETS
DIALOG_TAGS_TEMPLATE
DIALOG_TEXTEDIT
DIALOG_TEXTSETTINGS
DIALOG_TOOLBOX_TEST                NO      NO                     testing only
DIALOG_TOOLSETTINGS
DIALOG_UNITS
DIALOG_VIEWLEVELS
DIALOG_VIEWRENDERSET                                               Limited to
                                                                   appropriate
                                                                   selections
DIALOG_VIEWROTATION
DIALOG_VIEWSETTINGS
DIALOG_VIEWTOGGLES                         NO                      Not needed
DIGITIZER_DOWNLOAD                 NO      NO                      Obsolete
DIGITIZER_PARTITION                NO      NO
DIGITIZER_SETUP                    NO      NO
DIMENSION_ANGLE_LINES
DIMENSION_ANGLE_LOCATION
DIMENSION_ANGLE_SIZE
DIMENSION_ANGLE_X
DIMENSION_ANGLE_Y
DIMENSION_ARC_LOCATION
DIMENSION_ARC_SIZE
DIMENSION_ARCLENGTH_OFF
DIMENSION_ARCLENGTH_ON
DIMENSION_ARCLENGTH_TOGGLE                              NO
DIMENSION_AXIS_ARBITRARY
DIMENSION_AXIS_DRAWING
DIMENSION_AXIS_TRUE
DIMENSION_AXIS_VIEW
DIMENSION_CENTER_MARK
DIMENSION_CENTER_OFF
DIMENSION_CENTER_ON
DIMENSION_CENTER_SIZE
DIMENSION_COLOR_XX
DIMENSION_DIAMETER_EXTENDED
DIMENSION_DIAMETER_PARALLEL
DIMENSION_DIAMETER_PERPENDICULAR
DIMENSION_DIAMETER_POINT
DIMENSION_ELEMENT
DIMENSION_EXTENSION_BOTTOM_OFF
DIMENSION_EXTENSION_BOTTOM_ON
DIMENSION_EXTENSION_BOTTOM_TOGGLE                       NO
DIMENSION_EXTENSION_LEFT_OFF
DIMENSION_EXTENSION_LEFT_ON
DIMENSION_EXTENSION_LEFT_TOGGLE                         NO
DIMENSION_EXTENSION_OFF
DIMENSION_EXTENSION_ON
DIMENSION_EXTENSION_RIGHT_OFF
DIMENSION_EXTENSION_RIGHT_ON
DIMENSION_EXTENSION_RIGHT_TOGGLE                        NO
DIMENSION_EXTENSION_TOGGLE                              NO
DIMENSION_EXTENSION_TOP_OFF
DIMENSION_EXTENSION_TOP_ON
DIMENSION_EXTENSION_TOP_TOGGLE                          NO
DIMENSION_FILE_ACTIVE                                   NO
DIMENSION_FILE_REFERENCE                                NO
DIMENSION_FONT_ACTIVE
DIMENSION_JUSTIFICATION_CENTER
DIMENSION_JUSTIFICATION_LEFT
DIMENSION_JUSTIFICATION_RIGHT
DIMENSION_LEVEL_ACTIVE
DIMENSION_LINEAR
DIMENSION_LOCATION_SINGLE
DIMENSION_LOCATION_STACKED
DIMENSION_NEXT
DIMENSION_ORDINATE
DIMENSION_PLACEMENT_AUTO
DIMENSION_PLACEMENT_MANUAL
DIMENSION_PLACEMENT_SEMIAUTO
DIMENSION_POST_DIAMETER
DIMENSION_POST_OFF
DIMENSION_POST_RADIUS
DIMENSION_POST_SQUARE
DIMENSION_PRE_DIAMETER
DIMENSION_PRE_OFF
DIMENSION_PRE_RADIUS
DIMENSION_PRE_SQUARE
DIMENSION_RADIUS_EXTENDED
DIMENSION_RADIUS_POINT
DIMENSION_SCALE_RESET
DIMENSION_SIZE_ARROW
DIMENSION_SIZE_PERPENDICULAR_ELEMENT
DIMENSION_SIZE_PERPENDICULAR_LINE
DIMENSION_SIZE_PERPENDICULAR_POINTS
DIMENSION_SIZE_STROKE
DIMENSION_STACKED_OFF
DIMENSION_STACKED_ON
DIMENSION_STACKED_TOGGLE                                NO
DIMENSION_TERMINATOR_FIRST_ARROW
DIMENSION_TERMINATOR_FIRST_OFF
DIMENSION_TERMINATOR_FIRST_ORIGIN
DIMENSION_TERMINATOR_FIRST_STROKE
DIMENSION_TERMINATOR_LEFT_ARROW
DIMENSION_TERMINATOR_LEFT_OFF
DIMENSION_TERMINATOR_LEFT_ORIGIN
DIMENSION_TERMINATOR_LEFT_STROKE
DIMENSION_TERMINATOR_RIGHT_ARROW
DIMENSION_TERMINATOR_RIGHT_OFF
DIMENSION_TERMINATOR_RIGHT_ORIGIN
DIMENSION_TERMINATOR_RIGHT_STROKE
DIMENSION_TEXT_BOX_OFF
DIMENSION_TEXT_BOX_ON
DIMENSION_TEXT_BOX_TOGGLE                               NO
DIMENSION_TEXT_CAPSULE_OFF
DIMENSION_TEXT_CAPSULE_ON
DIMENSION_TEXT_CAPSULE_TOGGLE                           NO
DIMENSION_TEXT_COLOR_CSELECT
DIMENSION_TEXT_COLOR_XX
DIMENSION_TEXT_COLOR_COLOROUTLINE
DIMENSION_TEXT_WEIGHT_ACTIVE
DIMENSION_TOLERANCE_LOWER
DIMENSION_TOLERANCE_SCALE
DIMENSION_TOLERANCE_UPPER
DIMENSION_TUTORIAL                 NO      NO
DIMENSION_UNITS_DEGREES
DIMENSION_UNITS_LENGTH
DIMENSION_UPDATE
DIMENSION_VERTICAL_MIXED
DIMENSION_VERTICAL_OFF
DIMENSION_VERTICAL_ON
DIMENSION_WEIGHT_ACTIVE
DIMENSION_WITNESS_BOTTOM_OFF
DIMENSION_WITNESS_BOTTOM_ON
DIMENSION_WITNESS_BOTTOM_TOGGLE                         NO
DIMENSION_WITNESS_LEFT_OFF
DIMENSION_WITNESS_LEFT_ON
DIMENSION_WITNESS_LEFT_TOGGLE                           NO
DIMENSION_WITNESS_OFF
DIMENSION_WITNESS_ON
DIMENSION_WITNESS_RIGHT_OFF
DIMENSION_WITNESS_RIGHT_ON
DIMENSION_WITNESS_RIGHT_TOGGLE                          NO
DIMENSION_WITNESS_TOGGLE                                NO
DIMENSION_WITNESS_TOP_OFF
DIMENSION_WITNESS_TOP_ON
DIMENSION_WITNESS_TOP_TOGGLE                            NO
DISPLAY_ERASE                      NO      NO
DISPLAY_HILITE                     NO      NO
DISPLAY_SET                        NO      NO
DMSG_xxx                                                NO       Debugging only
DNLCLT                             NO      NO                        Obsolete
DNLLVS                             NO      NO                        Obsolete
DROP_ASSOCIATION
DROP_COMPLEX
DROP_DIMENSION
DROP_LINESTYLE
DROP_MLINE
DROP_PATTERN
DROP_SHARECELL                                          NO
DROP_STRING
DROP_TEXT
DUPLICATE
DWG_INPUT_CONVERT
DWG_INPUT_DIALOG
DWG_INPUT_FILE
DWG_INPUT_FONTS_ATTACH
DWG_INPUT_FONTS_SAVE
DWG_INPUT_FONTS_SAVEAS
DWG_INPUT_LEVELS_ATTACH
DWG_INPUT_LEVELS_SAVE
DWG_INPUT_LEVELS_SAVEAS
DWG_INPUT_LINESTYLES_ATTACH
DWG_INPUT_LINESTYLES_SAVE
DWG_INPUT_LINESTYLES_SAVEAS
DWG_INPUT_LOG
DWG_INPUT_SETTINGS_ATTACH
DWG_INPUT_SETTINGS_FONT
DWG_INPUT_SETTINGS_LEVELS
DWG_INPUT_SETTINGS_LINESTYLES
DWG_INPUT_SETTINGS_OPTIONS
DWG_INPUT_SETTINGS_SAVE
DWG_INPUT_SETTINGS_SAVEAS
DWG_INPUT_SETTINGS_WEIGHTCOLOR
DWG_INPUT_SETTINGS_WEIGHTS
DWG_INPUT_SHEET
DWG_INPUT_WEIGHTCOLOR_ATTACH
DWG_INPUT_WEIGHTCOLOR_SAVE
DWG_INPUT_WEIGHTCOLOR_SAVEAS
DWG_INPUT_WEIGHTS_ATTACH
DWG_INPUT_WEIGHTS_SAVE
DWG_INPUT_WEIGHTS_SAVEAS


DWG_MAPTBL_DBLMAP_ATTACH
DWG_MAPTBL_DBLMAP_SAVE
DWG_MAPTBL_DBLMAP_SAVEAS
DWG_MAPTBL_DBLMAP_WEIGHTWIDTH
DWG_MAPTBL_DBLMAP_WIDTHWEIGHT
DWG_MAPTBL_INTMAP_ATTACH
DWG_MAPTBL_INTMAP_CHAR
DWG_MAPTBL_INTMAP_COLOR
DWG_MAPTBL_INTMAP_SAVE
DWG_MAPTBL_INTMAP_SAVEAS
DWG_MAPTBL_INTMAP_WEIGHTCOLOR
DWG_MAPTBL_NAMEMAP_ATTACH
DWG_MAPTBL_NAMEMAP_FONTS
DWG_MAPTBL_NAMEMAP_LEVEL
DWG_MAPTBL_NAMEMAP_LINESTYLE
DWG_MAPTBL_NAMEMAP_SAVE
DWG_MAPTBL_NAMEMAP_SAVEAS
DWG_OUTPUT_LOG
DWG_OUTPUT_SETTINGS_ATTACH
DWG_OUTPUT_SETTINGS_COLORS
DWG_OUTPUT_SETTINGS _FONTS
DWG_OUTPUT_SETTINGS_INTMAP
DWG_OUTPUT_SETTINGS_LEVELS
DWG_OUTPUT_SETTINGS_LINESTYLES
DWG_OUTPUT_SETTINGS_OPTIONS
DWG_OUTPUT_SETTINGS_SAVE
DWG_OUTPUT_SETTINGS_SAVEAS
DWG_OUTPUT_SETTINGS_WEIGHTS
DWG_SETTINGS_ATTACH
DWG_SETTINGS_SAVE
DWG_SETTINGS_SAVEAS
DXF_IN
DXFOUT
ECHO                                                    NO             UC only
EDIT_AE                            NO      YES          NO
EDIT_AUTO_DIALOG
EDIT_DIALOGTEXT
EDIT_SINGLE_DIALOG
EDIT_TAGS
EDIT_TEXT
ELEMENT_LIST                                            NO
EXCHANGEFILE
EXIT_NOUC                          NO      YES          NO    user command only
EXIT_QUERY
EXIT_RESTART                       NO      NO                   Never supported
EXTEND_CURVE                       NO      NO
EXTEND_ELEMENT_2
EXTEND_ELEMENT_INTERSECTION
EXTEND_LINE_2
EXTEND_LINE_DISTANCE
EXTEND_LINE_ICON
EXTEND_LINE_INTERSECTION
EXTEND_LINE_KEYIN
EXTEND_SURFACE                     NO      NO
EXTRACT_BSPLINE_BOUNDARY           NO      NO
EXTRACT_BSPLINE_SURFACE_BOUNDARY   NO      NO
EXTRACT_BSPLINE_SURFACE_ISOU       NO      NO
EXTRACT_BSPLINE_SURFACE_ISOV       NO      NO
EXTRACT_CURVE                      NO      NO
EXTRACT_SILHOUETTE_CURVE           NO      NO
EXTRUDE_SURFACE_REGION             NO      NO
FENCE_ARRAY_POLAR_DEFAULT
FENCE_ARRAY_RECTANGULAR_DEFAULT
FENCE_ATTACH                       NO      YES          NO
FENCE_CHANGE_CLASS
FENCE_CHANGE_COLOR
FENCE_CHANGE_LEVEL
FENCE_CHANGE_LOCK
FENCE_CHANGE_STYLE
FENCE_CHANGE_SYMBOLOGY
FENCE_ CHANGE_UNLOCK                                    NO
FENCE_CHANGE_WEIGHT
FENCE_COPY
FENCE_DELETE
FENCE_DETACH
FENCE_DROP_ASSOCIATION
FENCE_DROP_COMPLEX
FENCE_DROP_DIMENSION
FENCE_DROP_MLINE
FENCE_FILE                                              NO
FENCE_FREEZE                                            NO
FENCE_LOAD                         NO      YES          NO
FENCE_LOCATE                                            NO
FENCE_MIRROR_COPY_HORIZONTAL
FENCE_MIRROR_COPY_LINE
FENCE_MIRROR_COPY_VERTICAL
FENCE_MIRROR_ORIGINAL_HORIZONTAL
FENCE_MIRROR_ORIGINAL_LINE
FENCE_MIRROR_ORIGINAL_VERICAL
FENCE_MOVE
FENCE_REPORT
FENCE_ROTATE_COPY
FENCE_ROTATE_ORIGINAL
FENCE_SCALE_COPY
FENCE_SCALE_ORIGINAL
FENCE_SEPERATE
FENCE_SPIN_COPY
FENCE_SPIN _ORIGINAL
FENCE_STRETCH
FENCE_SURFACE_PROJECTION                                NO
FENCE_SURFACE_REVOLUTION_DEFAULT                        NO
FENCE_THAW                                              NO
FENCE-TRANSFORM                    NO      NO
FENCE_WSET_ADD                     NO      YES          NO
FENCE_WSET_COPY                    NO      YES          NO
FILEDESIGN
FILLET_BSPLINE_SURFACE_MODIFY      NO      NO
FILLET_BSPLINE_SURFACE_NOMODIFY    NO      NO
FILLET_BSPLINE_SURFACE_SINGLE      NO      NO
FILLET_CURVE                       NO      NO
FILLET_ICON
FILLET_MODIFY
FILLET_NOMODIFY
FILLET_SINGLE
FILLET_SURFACE                     NO      NO
FIND                               NO      YES          NO
FIT_ACTIVE
FIT_ALL                                                 NO
FIT_REFERANCE                                           NO
FLUSH                                                   NO
FORMS_DISPLAY                      NO      YES          NO
FORMS_MODE_DIALOG                  NO      YES          NO
FORMS_MODE_NONE                    NO      YES          NO
FORMS_MODE_TEXT                    NO      YES          NO
FORMS_OFF                          NO      YES          NO
FORMS_ON                           NO      YES          NO
FREE                               NO      NO                        Shows free
                                                                     disk space
FREEZE                                                  NO
GENERATE                           NO      NO                        Not really
                                                                     a command
GETCLR                             NO      NO                     User commands
                                                                        only
GROUP_ADD                                               NO
GROUP_DROP                                              NO
GROUP_HOLES                                             NO
GROUP_SELECTION
HATCH_DIFFERENCE
HATCH_ELEMENT
HATCH_FENCE
HATCH_FLOOD                        NO      NO
HATCH_ICON                                              NO
HATCH_INTERSECTION
HATCH_POINTS
HATCH_UNION
HELP_CONTEXT
IDENTIFY_CELL                                           NO
IDENTIFY_TEXT                                           NO
IGEN_LOAD                                  NO                       needed only
                                                                 for constraint
                                                                     placement
IMPOSE_BSPLINE_BOUNDARY            NO      NO
IMPOSE_BSPLINE_SURFACE_BOUNDARY_NOPROJECTNO             NO
IMPOSE_BSPLINE_SURFACE_BOUNDARY_PROJECT    NO           NO
INCLUDE                                                 NO
INCREMENT_ED                                            NO
INCREMENT_TEXT                                          NO
INDEX                                                   NO
INSERT_VERTEX
INTERSECT_BSPLINE_SURFACE_MODIFY   NO      NO
INTERSECT_BSPLINE_SURFACE_NOMODIFY NO      NO
INTERSECT_BSPLINE_SURFACE_SINGLE   NO      NO
IUPDATE                                                 NO
IUPDATE_ALL                                             NO
IUPDATE_BOTH                                            NO
IUPDATE_FENCE_INSIDE                                    NO
IUPDATE_FENCE_OUTSIDE                                   NO
IUPDATE_FILE                                            NO
IUPDATE_GRID                       NO      NO
IUPDATE_LEFT                                            NO
IUPDATE_REFERENCE                                       NO
IUPDATE_RIGHT                                           NO
IUPDATE_TUTORIAL                   NO      NO
IUPDATE_VIEW                                            NO
JOIN_CORNER
JOIN_CROSS_CLOSED
JOIN_CROSS_MERGE
JOIN_CROSS_OPEN
JOIN_TEE_CLOSED
JOIN_TEE_MERGE
JOIN_TEE_OPEN
JUSTIFY_CENTER                                          NO
JUSTIFY_LEFT                                            NO
JUSTIFY_RIGHT                                           NO
LABEL_LINE
LIGHT_APPLY                        NO      NO
LIGHT_CLEAR                        NO      NO
LIGHT_DELETE                       NO      NO
LIGHT_EDIT                         NO      NO
LIGHT_MOVE                         NO      NO
LIGHT_PLACE                        NO      NO
LIGHT_SCAN                         NO      NO
LIGHT_TARGET                       NO      NO
LINESTYLE_EDIT
LINESTYLE_LIBRARY
LINESTYLE_SETTINGS
LISTEN                             NO      NO                         DOS only
LOAD_DA                            NO      YES          NO
LOCELE                                                  NO
LOCK_ACS_OFF
LOCK_ACS_ON
LOCK_ACS_TOGGLE                                         NO
LOCK_ANGLE_OFF
LOCK_ANGLE_ON
LOCK_ANGLE_TOGGLE                                       NO
LOCK_ASSOCIATION_OFF
LOCK_ASSOCIATION_ON
LOCK_ASSOCIATION_TOGGLE                                 NO
LOCK_AXIS_OFF
LOCK_AXIS_ON
LOCK_AXIS_TOGGLE                                        NO
LOCK_BORESITE_OFF
LOCK_BORESITE_ON
LOCK_BORESITE_TOGGLE                                    NO
LOCK_CELLSTRETCH_OFF                                    NO
LOCK_CELLSTRETCH_ON                                     NO
LOCK_CELLSTRETCH_TOGGLE                                 NO
LOCK_CONSTRUCTION_OFF
LOCK_CONSTRUCTION_ON
LOCK_CONSTRUCTION_TOGGLE                                NO
LOCK_DEPTH_OFF
LOCK_DEPTH_ON
LOCK_DEPTH_TOGGLE                                       NO
LOCK_FENCE_CLIP
LOCK_FENCE_INSIDE
LOCK_FENCE_OVERLAP
LOCK_FENCE_VOID_CLIP
LOCK_FENCE_VOID_OUTSIDE
LOCK_FENCE_VOID_OVERLAP
LOCK_GGROUP_OFF
LOCK_GGROUP_ON
LOCK_GGROUP_TOGGLE                                      NO
LOCK_GRID_OFF
LOCK_GRID_ON
LOCK_GRID_TOGGLE                                        NO
LOCK_ISOMETRIC_OFF
LOCK_ISOMETRIC_ON
LOCK_ISOMETRIC_TOGGLE                                   NO
LOCK_LEVEL_OFF
LOCK_LEVEL_ON
LOCK_LEVEL_TOGGLE                                       NO
LOCK_SCALE_OFF
LOCK_SCALE_ON
LOCK_SCALE_TOGGLE                                       NO
LOCK_SELECTION_OFF
LOCK_SELECTION_ON
LOCK_SELECTION_TOGGLE                                   NO
LOCK_SNAP_ACS_OFF                                       NO
LOCK_SNAP_ACS_ON                                        NO
LOCK_SNAP_ACS_TOGGLE                                    NO
LOCK_SNAP_BISECTOR
LOCK_SNAP_CENTER
LOCK_SNAP_CONSTRUCTION_OFF                              NO
LOCK_SNAP_CONSTRUCTION_ON                               NO
LOCK_SNAP_CONSTRUCTION_TOGGLE                           NO
LOCK_SNAP_INTERSECTION
LOCK_SNAP_KEYPOINT
LOCK_SNAP_MIDPOINT
LOCK_SNAP_MODE
LOCK_SNAP_NEAREST
LOCK_SNAP_OFF
LOCK_SNAP_ON
LOCK_SNAP_ORIGIN
LOCK_SNAP_PROJECT
LOCK_TEXTNODE_OFF                  NO      NO
LOCK_TEXTNODE_ON                   NO      NO
LOCK_TEXTNODE_TOGGLE               NO      NO
LOCK_UNIT_OFF                      NO      NO
LOCK_UNIT_ON                       NO      NO
LOCK_UNIT_TOGGLE                   NO      NO
MARK
MATCH_COLOR                                             NO
MATCH_CURVE                        NO      NO
MATCH_DIMENSION                                         NO
MATCH_ICON                                              NO
MATCH_LEVEL                                             NO
MATCH_MLINE                                             NO
MATCH_PALETTE                                           NO
MATCH_PATTERN                                           NO
MATCH_SMART                                             NO
MATCH_STYLE                                             NO
MATCH_SURFACE                      NO      NO
MATCH_SYMBOLOGY                                         NO
MATCH_TEXT                                              NO
MATCH_UNLOAD                                            NO
MATCH_WEIGHT                                            NO
MATRIX_CELL_DEFAULT                                     NO
MC                                                      NO
MDL_BASICENTRY                                          NO
MDL_COMMAND                                             NO
MDL_DEBUG                                               NO
MDL_DLOGLOAD                               NO
MDL_HEAP                                                NO
MDL_KEYIN                                               NO
MDL_LOAD                                   NO
MDL_SILENTLOAD                             NO
MDL_SILENTUNLOAD                           NO
MDL_UNLOAD                                 NO
MEASURE_ANGLE
MEASURE_AREA_DIFFERENCE
MEASURE_AREA_ELEMENT
MEASURE_AREA_FENCE                                      NO
MEASURE_AREA_FLOOD                 NO      NO
MEASURE_AREA_ICON
MEASURE_AREA_INTERSECTION
MEASURE_AREA_POINTS
MEASURE_AREA_UNION
MEASURE_DISPLAY_CENTROID           NO      NO
MEASURE_DISPLAY_MOMENTS            NO      NO
MEASURE_DISPLAY_PRINCIPALS         NO      NO
MEASURE_DISPLAY_RADII              NO      NO
MEASURE_DISTANCE_ALONG
MEASURE_DISTANCE_ICON
MEASURE_DISTANCE_MINIMUM
MEASURE_DISTANCE_PERPENDICULAR
MEASURE_DISTANCE_POINTS
MEASURE_LENGTH
MEASURE_PALETTE
MEASURE_RADIUS
MEASURE_SAVE                                            NO
MEASURE_VOLUME
MIRROR_COPY_HORIZONTAL
MIRROR_COPY_LINE
MIRROR_COPY_VERTICAL
MIRROR_ICON
MIRROR_ORIGINAL_HORIZONTAL
MIRROR_ORIGINAL_LINE
MIRROR_ORIGINAL_VERTICAL
MODIFY_ARC_ANGLE
MODIFY_ARC_AXIS
MODIFY_ARC_RADIUS
MODIFY_ELEMENT
MODIFY_FENCE
MODIFY_LINESTYLE
MODIFY_LINESTYLE_DASHSCALE
MODIFY_LINESTYLE_ENDWIDTH
MODIFY_LINESTYLE_GAPSCALE
MODIFY_LINESTYLE_SCALE
MODIFY_LINESTYLE_SHIFT
MODIFY_LINESTYLE_STARTWIDTH
MODIFY_LINESTYLE_WIDTH
MODIFY_OLDELEMENT                                       NO
MODIFY_TEXT
MOVE_ACS
MOVE_DOWN                                               NO
MOVE_ELEMENT
MOVE_FENCE
MOVE_ICON                                               NO
MOVE_LEFT                                               NO
MOVE_PARALLEL_DISTANCE
MOVE_PARALLEL_ICON
MOVE_PARALLEL_KEYIN
MOVE_RIGHT                                              NO
MOVE_UP                                                 NO
NEWFILE
NOECHO                                                  NO             UC only
NOTRANS                                                 NO
NULL                                                    NO
ORIENT_SURFACES                    NO      NO
PAGE_SETUP
PALETTE_2DSPLINES_SPLINES          NO      NO
PALETTE_CHANGESURFACE_SPLINES      NO      NO
PALETTE_DERIVED_SPLINES            NO      NO
PALETTE_FRAME_SPLINES              NO      NO
PALETTE_SPACECURVE_SPLINES         NO      NO
PALETTE_SURFACE_SPLINES            NO      NO
PATTERN_AREA_DIFFERENCE            NO      NO
PATTERN_AREA_ELEMENT
PATTERN_AREA_FENCE
PATTERN_AREA_FLOOD                 NO      NO
PATTERN_AREA_ICON
PATTERN_AREA_INTERSECTION
PATTERN_AREA_POINTS
PATTERN_AREA_UNION
PATTERN_LINE_ELEMENT               NO      NO
PATTERN_LINE_ICON                  NO      NO
PATTERN_LINE_MULTIPLE              NO      NO
PATTERN_LINE_SCALE                 NO      NO
PATTERN_LINE_SINGLE                NO      NO
PATTERN_MODE_DIFFERENCE                                 NO
PATTERN_MODE_ELEMENT                                    NO
PATTERN_MODE_FENCE                                      NO
PATTERN_MODE_FLOOD                 NO      NO           NO
PATTERN_MODE_INTERSECTION                               NO
PATTERN_MODE_POINTS                                     NO
PATTERN_MODE_UNION                                      NO
PATTERN_PALETTE                                         NO
PAUSE                                                   NO
PLACE_ARC_CENTER
PLACE_ARC_EDGE
PLACE_ARC_RADIUS
PLACE_ARC_TANGENT                  NO      NO
PLACE_BLOCK_ICON
PLACE_BLOCK_ISOMETRIC
PLACE_BLOCK_ORTHOGONAL
PLACE_BLOCK_ROTATED
PLACE_BSPLINE_CURVE_CATMULLROM     NO      NO
PLACE_BSPLINE_CURVE_LEASTSQUARES   NO      NO
PLACE_BSPLINE_CURVE_POINTS         NO      NO
PLACE_BSPLINE_CURVE_POLES          NO      YES
PLACE_BSPLINE_CURVE_SURFACE        NO      NO
PLACE_BSPLINE_RHO                  NO      NO
PLACE_BSPLINE_SURFACE_CATMULLROM   NO      NO
PLACE_BSPLINE_SURFACE_LEASTSQUARES NO      NO
PLACE_BSPLINE_SURFACE_POINTS       NO      NO
PLACE_BSPLINE_SURFACE_POLES        NO      NO
PLACE_CELL_ABSOLUTE_TMATRX                              NO
PLACE_CELL_ICON
PLACE_CELL_INTERACTIVE_ABSOLUTE
PLACE_CELL_INTERCTIVE_RELATIVE
PLACE_CELL_RELATIVE_TMATRX                              NO
PLACE_CIRCLE_CENTER
PLACE_CIRCLE_DIAMETER
PLACE_CIRCLE_EDGE
PLACE_CIRCLE_ISOMETRIC                                  NO
PLACE_CIRCLE_RADIUS
PLACE_CONE_ICON
PLACE_CONE_RADIUS
PLACE_CONE_RIGHT
PLACE_CONE_SKEWED                  NO      NO
PLACE_CONIC                        NO      NO
PLACE_CURVE_ICON
PLACE_CURVE_PICON
PLACE_CURVE_POINT
PLACE_CURVE_SPACE                  NO      NO
PLACE_CURVE_STREAM
PLACE_CYLINDER_CAPPED
PLACE_CYLINDER_ICON
PLACE_CYLINDER_RADIUS
PLACE_CYLINDER_RIGHT
PLACE_CYLINDER_SKEWED              NO      NO
PLACE_CYLINDER_UNCAPPED
PLACE_DIALOGTEXT_ABOVE
PLACE_DIALOGTEXT_ALONG
PLACE_DIALOGTEXT_BELOW
PLACE_DIALOGTEXT_FITTED
PLACE_DIALOGTEXT_FVI
PLACE_DIALOGTEXT_ICON
PLACE_DIALOGTEXT_ON
PLACE_DIALOGTEXT_TMATRIX           NO      NO
PLACE_DIALOGTEXT_VI
PLACE_ELLIPSE_CENTER
PLACE_ELLIPSE_EDGE
PLACE_ELLIPSE_FOURTH               NO      NO
PLACE_ELLIPSE_HALF                 NO      NO
PLACE_ELLIPSE_QUARTER              NO      NO
PLACE_FENCE_BLOCK
PLACE_FENCE_SHAPE
PLACE_HELIX                        NO      NO
PLACE_HELIX3DT                     NO      NO
PLACE_LINE_ANGLE
PLACE_LSTRING_POINT
PLACE_LSTRING_SPACE                NO      NO
PLACE_LSTRING_STREAM
PLACE_MLINE
PLACE_NODE_ICON
PLACE_NODE_TMATRIX                                      NO
PLACE_NODE_VIEW
PLACE_NOTE_DIALOG
PLACE_PARABOLA_ENDPOINTS           NO      NO
PLACE_PARABOLA_HORIZONTAL_MODIFY   NO      NO
PLACE_PARABOLA_HORIZONTAL_NOMODIFY NO      NO
PLACE_PARABOLA_ICON                NO      NO
PLACE_PARABOLA_MODIFY              NO      NO
PLACE_PARABOLA_NOMODIFY            NO      NO
PLACE_PARABOLA3DT                  NO      NO
PLACE_POINT_STRING_CONTINUOUS                           NO
PLACE_POINT_STRING_DISJOINT                             NO
PLACE_POLYGON_CIRCUMSCRIBED
PLACE_POLYGON_EDGE
PLACE_POLYGON_ICON
PLACE_POLYGON_INSCRIBED
PLACE_SHAPE_ICON
PLACE_SHAPE_ORTHOGONAL
PLACE_SLAB
PLACE_SLAB_ICON
PLACE_SPHERE
PLACE_SPHERE_ICON
PLACE_SPIRAL_ANGLE                 NO      NO
PLACE_SPIRAL_ENDPOINTS             NO      NO
PLACE_SPIRAL_LENGTH                NO      NO
PLACE_SPIRAL3DT                    NO      NO
PLACE_SURFACE                      NO      NO
PLACE_SYMBOL                                                      Linestyle app
PLACE_TERMINATOR                                        NO
PLACE_TEXT_ABOVE
PLACE_TEXT_ALONG
PLACE_TEXT_BELOW
PLACE_TEXT_FITTED
PLACE_TEXT_FVI                                          NO
PLACE_TEXT_ICON
PLACE_TEXT_ON
PLACE_TEXT_TMATRIX                                      NO
PLACE_TEXT_VI                                           NO
PLACE_TORUS
PLACE_WEDGE
PLOT
POINT_ABSOLUTE                                          NO
POINT_ACSABSOLUTE                                       NO
POINT_ACSDELTA                                          NO
POINT_DEFAULT                                           NO
POINT_DELTA                                             NO
POINT_DISTANCE                                          NO
POINT_VDELTA                                            NO
POPMENU                            NO      NO                sidebar menus only
PRINT
PUNCH_SURFACE_REGION               NO      NO
QU                                 NO      NO                    Not really a
                                                                   command
QUIT_NOUC                          NO      NO                    Not really a
                                                                   command
QUIT_QUERY                                              NO
QUIT_RESTART                       NO      NO
RECORD_OFF                         NO      NO
RECORD_ON                          NO      NO
REDO_ELEMENT
REFERENCE_ATTACH_DEFAULT
REFERENCE_CLIP_BACK
REFERENCE_CLIP_BOUNDARY
REFERENCE_CLIP_FRONT
REFERENCE_CLIP_MASK
REFERENCE_DETACH
REFERENCE_DISPLAY_DESIGN
REFERENCE_DISPLAY_OFF
REFERENCE_DISPLAY_ON
REFERENCE_DISPLAY_TOGGLE                                NO
REFERENCE_FIT                                           NO
REFERENCE_LEVELS_OFF
REFERENCE_LEVELS_ON
REFERENCE_LEVELS_TOGGLE                                 NO
REFERENCE_LOCATE_OFF
REFERENCE_LOCATE_ON
REFERENCE_LOCATE_TOGGLE                                 NO
REFERENCE_MIRROR_HORIZONTAL
REFERENCE_MIRROR_VERTICAL
REFERENCE_MOVE
REFERENCE_RELOAD                                        NO
REFERENCE_ROTATE_DEFAULT
REFERENCE_SCALE_DEFAULT
REFERENCE_SNAP_OFF
REFERENCE_SNAP_ON
REFERENCE_SNAP_TOGGLE                                   NO
REFERENCE_UPDATE                                        NO
REMOVE_BSPLINE_BOUNDARY_ALL        NO      NO
REMOVE_BSPLINE_BOUNDARY_SINGLE     NO      NO
RENAME_CELL_DEFAULT
RENDER_ALL_CONSTANT
RENDER_ALL_FILLED
RENDER_ALL_HIDDEN
RENDER_ALL_PHONG                   NO      NO
RENDER_ALL_SMOOTH
RENDER_ALL_WIREMESH
RENDER_ELEMENT_CONSTANT                                 NO
RENDER-ELEMENT_FILLED                                   NO
RENDER_ELEMENT_HIDDEN                                   NO
RENDER_ELEMENT_PHONG               NO      NO
RENDER_ELEMENT_SMOOTH                                   NO
RENDER_ELEMENT_WIREMESH                                 NO
RENDER_FENCE_CONSTANT                                   NO
RENDER_FENCE_FILLED                                     NO
RENDER_FENCE_HIDDEN                                     NO
RENDER_FENCE_PHONG                 NO      NO
RENDER_FENCE_SMOOTH                                     NO
RENDER_FENCE_WIREMESH                                   NO
RENDER_ICON
RENDER_VIEW_ANTIALIAS              NO      NO
RENDER_VIEW_CONSTANT
RENDER_VIEW_FILLED
RENDER_VIEW_HIDDEN
RENDER_VIEW_PHONG                  NO      NO
RENDER_VIEW_SMOOTH
RENDER_VIEW_STEREO                 NO      NO
RENDER_VIEW_WIREMESH
REPLACE_CELL_ABSOLUTE_TMATRX                            NO
REPLACE_CELL_ICON                                       NO
REPLACE_CELL_RELATIVE_TMATRX                            NO
RESET                                                   NO
RESOURCEFILE_OPEN                                       NO
REVIEW                             NO      YES          NO
REVIEW_TAGS
ROTATE_3PTS                        NO      NO
ROTATE_ACS_ABSOLUTE_DEFAULT                             NO
ROTATE_ACS_RELATIVE_DEFAULT                             NO
ROTATE_COPY
ROTATE_ICON
ROTATE_ORIGINAL
ROTATE_VIEW_ABSOLUTE
ROTATE_VIEW_ELEMENT                                     NO
ROTATE_VIEW_POINTS                                      NO
ROTATE_VIEW_RELATIVE                                    NO
ROTAYE_VMATRX                                           NO
SAVE_ACS
SAVE_FUNCTION_KEY
SAVE_IMAGE
SAVE_VIEW
SCALE_COPY
SCALE_ICON
SCALE_ORGINAL
SELECT_CELL_ABSOLUTE_TMATRX                             NO
SELECT_CELL_ICON
SELECT_CELL_RELATIVE_TMATRX                             NO
SELVIEW                                                 NO
SET_ACSDISPLAY_OFF                                      NO
SET_ACSDISPLAY_ON                                       NO
SET_ACSDISPLAY_TOGGLE                                   NO
SET_AUTOPAN_OFF                    NO      NO
SET_AUTOPAN_ON                     NO      NO
SET_AUTOPAN_TOGGLE                 NO      NO
SET_AUXINPUT_OFF                   NO      YES          NO
SET_AUXINPUT_ON                    NO      YES          NO
SET_AUXINPUT_TOGGLE                NO      YES          NO
SET_BACKGROUND_OFF
SET_BACKGROUND_ON
SET_BACKGROUND_TOGGLE                                   NO
SET_BUTTON                         NO      NO                         Obsolete
SET_CAMERA_DEFINITION
SET_CAMERA_DISTANCE
SET_CAMERA_ICON
SET_CAMERA_LENS_ANGLE
SET_CAMERA_LENS_EXTRAWIDE
SET_CAMERA_LENS_FISHEYE
SET_CAMERA_LENS_LENGTH
SET_CAMERA_LENS_NORMAL
SET_CAMERA_LENS_PORTRAIT
SET_CAMERA_LENS_TELEPHOTO
SET_CAMERA_LENS_TELESCOPIC
SET_CAMERA_LENS_WIDE
SET_CAMERA_OFF
SET_CAMERA_ON
SET_CAMERA_POSITION



SET_CAMERA_TARGET
SET_CELLS_OFF                      NO      NO                        Never
                                                                    Implemented
SET_ CELLS_ON                      NO      NO
SET_CELLS_TOGGLE                   NO      NO
SET_COMPATIBLE_DIMENSION_OFF                            NO
SET_COMPATIBLE_DIMENSION_ON                             NO
SET_COMPATIBLE_DIMENSION-TOGGLE                         NO
SET_COMPATIBLE_MLINE_OFF                                NO
SET_COMPATIBLE_MLINE_ON                                 NO
SET_COMPATIBLE_MLINE_TOGGLE                             NO
SET_COMPATIBLE_OFF                                      NO
SET_COMPATIBLE_ON                                       NO
SET_CONFIRM_OFF                                         NO
SET_CONFIRM_ON                                          NO
SET_CONFIRM_TOGGLE                                      NO
SET_CONSTRUCT_OFF
SET_CONSTRUCT_ON
SET_CONSTRUCT_TOGGLE                                    NO
SET_CONTROL                        NO      YES          NO
SET_COORDINATES_OFF                NO      NO
SET_COORDINATES_ON                 NO      NO
SET_COORDINATES_TOGGLE             NO      NO
SET_CURSOR_FULL                                         NO
SET_CURSOR_ISOMETRIC                                    NO
SET_CURSOR_ORTHOGONAL                                   NO
SET_CURSOR_SMALL                                        NO
SET_CURSOR_TOGGLE                                       NO
SET_CURVES_FAST
SET_CURVES_MODE_OFF                NO      NO                         Never
                                                                    Implemented
SET_CURVES_MODE_ON                 NO      NO
SET_CURVES_MODE_TOGGLE             NO      NO
SET_CURVES_OFF                     NO      NO                 Same as FAST/SLOW
SET_CURVES_ON                      NO      NO
SET_CURVES_SLOW
SET_CURVES_TOGGLE                                       NO
SET_DATABASE                       NO      YES          NO
SET_DDEPTH_ABSOLUTE                                     NO
SET_DDEPTH_RELATIVE                                     NO
SET_DEBUG                                               NO
SET_DELETE_OFF                     NO      YES          NO
SET_DELETE_ON                      NO      YES          NO
SET_DELETE_TOGGLE                   NO      YES          NO
SET_DEPTHCUE_OFF                   NO      NO
SET_DEPTHCUE_ON                    NO      NO
SET_DEPTHCUE_TOGGLE                NO      NO
SET_DIMENSION_OFF
SET_DIMENSION_ON
SET_DIMENSION_TOGGLE                                    NO
SET_DYNAMIC_OFF                                         NO
SET_DYNAMIC_ON                                          NO
SET_DYNAMIC_SLOW                   NO      NO                          Obsolete
SET_DYNAMIC_TOGGLE                                      NO
SET_DYNOSIZE                       NO      NO                          Obsolete
SET_ED_OFF
SET_ED_ON
SET_ED_TOGGLE                                           NO
SET_EDCHAR
SET_FILL_OFF
SET_FILL_ON
SET_FILL_TOGGLE                                         NO
SET_FONT_FAST
SET_FONT_OFF
SET_FONT_ON
SET_FONT_SLOW
SET_FONT_TOGGLE                                         NO
SET_FUNCTION
SET_GRID_OFF
SET_GRID_ON
SET_GRID_TOGGLE                                         NO
SET_HELP_OFF                                            NO
SET_HELP_ON                                             NO
SET_HELP_TOGGLE                                         NO
SET_HILITE
SET_ISOPLANE_ALL                                        NO
SET_ISOPLANE_LEFT                                       NO
SET_ISOPLANE_RIGHT                                      NO
SET_ISOPLANE_TOP                                        NO
SET_LEVELS_OFF
SET_LEVELS_ON
SET_LINEFILL_OFF
SET_LINEFILL_ON
SET_LINEFILL_TOGGLE                                     NO
SET_LINEWIDTH_OFF                  NO
SET_LINEWIDTH_ON                   NO
SET_LINEWIDTH_TOGGLE               NO                   NO
SET_LOCATE                                              NO
SET_LVLSYMB_OFF
SET_LVLSYMB_ON
SET_LVLSYMB_TOGGLE                                      NO
SET_MAXGRID                                             NO
SET_MIRTEXT_OFF                                         NO
SET_MIRTEXT_ON                                          NO
SET_MIRTEXT_TOGGLE                                      NO
SET_NODES_OFF
SET_NODES_ON
SET_NODES_TOGGLE                                        NO
SET_ORIENTATION_OFF                NO      NO                   Not implemented
                                                                in 5.0
SET_ORIENTATION_ON                 NO      NO                   Not implementted
                                                                in 5.0
SET_ORIENTATION_TOGGLE             NO      NO                   Not implemented
                                                                in 5.0
SET_OVERVIEW_LEFT                  NO      NO                   Obsolete
SET_OVERVIEW_OFF                   NO      NO                   Obsolete
SET_OVERVIEW_ON                    NO      NO                   Obsolete
SET_OVERVIEW_RIGHT                 NO      NO                   Obsolete
SET_OVERVIEW_TOGGLE                NO      NO                   Obsolete
SET_PARSEALL_OFF                                        NO
SET_PARSEALL_ON                                         NO
SET_PARSEALL_TOGGLE                                     NO
SET_PATTERN_OFF
SET_PATTERN_ON
SET_PATTERN_TOGGLE                                      NO
SET_PLOTTER
SET_PROMPT                         NO      YES          NO
SET_ RANGE_OFF                                          NO
SET_RANGE_ON                                            NO
SET_RANGE_TOGGLE                                        NO
SET_RASTERTEXT_OFF                 NO      NO                     Not really a
                                                                  command
SET_RASTERTEXT_ON                  NO      NO
SET_RASTERTEXT_TOGGLE              NO      NO
SET_REFBOUND_OFF
SET_REFBOUND_ON
SET_REFBOUND_TOGGLE                                     NO
SET_REFCLIP_FAST                                        NO
SET_REFCLIP_SLOW                                        NO
SET_REFCLIP_TOGGLE                                      NO
SET_RMDEBUG                        NO      NO                    Debugging only
SET_SAVEAREA                       NO      NO                    IP32 only
SET_SCANNER_NEW                                         NO
SET_SCANNER_OLD                                         NO
SET_SHARECELL_OFF
SET_SHARECELL_ON
SET_SHARECELL_TOGGLE                                    NO
SET_SMALLTEXT                                           NO
SET_STACKFRACTIONS_OFF
SET_STACKFRACTIONS_ON
SET_STACKFRACTIONS_TOGGLE                               NO
SET_STREAM_OFF                                          NO
SET_STREAM_ON                                           NO
SET_STREAM_TOGGLE                                       NO
SET_TEXT_FAST
SET_TEXT_MODE_OFF                  NO      YES          NO        MicroCSL only
SET_TEXT_MODE_ON                   NO      YES          NO
SET_TEXT_MODE_TOGGLE               NO      YES          NO
SET_TEXT_OFF
SET_TEXT_ON
SET_TEXT_SLOW
SET_TEXT_TOGGLE                                         NO
SET_TPMODE_ACSDELTA                                     NO
SET_TPMODE_ACSLOCATE                                    NO
SET_TPMODE_ANGLE2                                       NO
SET_TPMODE_DELTA                                        NO
SET_TPMODE_DISTANCE                                     NO
SET_TPMODE_LOCATE                                       NO
SET_TPMODE_VDELTA                                       NO
SET_TUTVIEW                        NO      NO                   Tutorials only,
                                                                obsolete
SET_UNDO_OFF                                            NO
SET_UNDO_ON                                             NO
SET_UNDO_TOGGLE                                         NO
SET_VIEW_CONSTANT                                       NO
SET_VIEW_FILLED                                         NO
SET_VIEW_HIDDEN                                         NO
SET_VIEW_PHONG                     NO      NO
SET_VIEW_SMOOTH                                         NO
SET_VIEW_WIREFRAME                                      NO
SET_VIEW_WIREMESH                                       NO
SET_WEIGHT_OFF
SET_WEIGHT_ON
SET_WEIGHT_TOGGLE                                       NO
SET_XOR                                                 NO
SET_XORDYNAMICS_OFF                NO      NO                       IP32 only
SET_XORDYNAMICS_ON                 NO      NO
SET_XORDYNAMICS_TOGGLE             NO      NO
SET_XORSLOT                                             NO
SHOW_ACS                                                NO
SHOW_AE                            NO      YES          NO
SHOW_CAMERA_LENS                                        NO
SHOW_CAMERA_POSITION                                    NO
SHOW_CAMERA_TARGET                                      NO
SHOW_DEPTH_ACTIVE                                       NO
SHOW_DEPTH_DISPLAY                                      NO
SHOW_EOF                                                NO
SHOW_FONT                                               NO
SHOW_HEADER                        NO      NO                         Obsolete
SHOW_HEAP                                               NO           debugging
SHOW_KEYINS                                             NO
SHOW_LIBRARY                                            NO
SHOW_PATTERN                                            NO
SHOW_PLOTTER                                            NO
SHOW_ REFERENCE                                         NO
SHOW_SCANNER                                            NO
SHOW_UORS                                               NO
SHOW_VIEWS                                              NO
SNAP_ACS_OFF                                            NO       These are used
                                                                 to override
                                                              default snap mode
SNAP_ACS_ON                                             NO
SNAP_ACS_TOGGLE                                         NO
SNAP_BISECTOR
SNAP_CENTER
SNAP_CONSTRUCTION_OFF                                   NO
SNAP_CONSTRUCTION_ON                                    NO
SNAP_CONSTRUCTION_TOGGLE                                NO
SNAP_INTERSECTION
SNAP_KEYPOINT
SNAP_MIDPOINT
SNAP_MODE
SNAP_NEAREST
SNAP_OFF
SNAP_ON
SNAP_ORGIN
SNAP_PROJECT
SPIN_COPY
SPIN_ORIGINAL
SPLINES_SETTINGS                   NO      NO
SPLIT_SURFACE                      NO      NO
START                              NO      NO             MicroCSL applications
                                                         must start at startup.
STITCH_SURFACE                     NO      NO
SUBMENU                            NO      NO             Sidebar menus only -
                                                              not supported.
SURFACE_PROJECTION                 NO      NO             use CONSTRUCT SURFACE
                                                              PROJECT
SURFACE_REVOLUTION                 NO      NO             use CONSTRUCT SURFACE
                                                              REVOLUTION
SWAP_SCREEN                                NO               Not supported under
                                                              windows
TEXT_FAST                          NO      NO               Same as SET TEXT xx
TEXT_MODE_OFF                      NO      YES         NO   MicroCSL only
TEXT_MODE_ON                       NO      YES         NO
TEXT_MODE_TOGGLE                   NO      YES         NO
TEXT_OFF                           NO      NO               Same as SET TEXT xx
TEXT_ON                            NO      NO               Same as SET TEXT xx
TEXT_SLOW                          NO      NO               Same as SET TEXT xx
TEXT_TOGGLE                        NO      NO
THAW                                                   NO
TRANSFORM                                              NO
TRESET                                                 NO
TRIM
TRIM_SURFACE                       NO      NO
TUTORIAL                           NO      NO
TYPE_WAIT                                              NO
UCC                                NO      YES         NO
UCI                                NO      YES
UNCUT                                                  NO
UNDO_ALL_NOCONFIRM                                     NO
UNDO_MARK
UNGROUP
UPDATE_ALL                                             NO
UPDATE_BOTH                                            NO
UPDATE_FENCE_INSIDE                                    NO
UPDATE FENCE_OUTSIDE                                   NO
UPDATE_FILE                                            NO
UPDATE_GRID                                            NO
UPDATE_LEFT                                            NO
UPDATE_REFERENCE                                       NO
UPDATE_RIGHT                                           NO
UPDATE_TUTORIAL                    NO      NO
UPDATE_VIEW
USERCOMMAND                        NO      YES         NO
VERSION                                                NO
VIEW_BACK
VIEW_BOTTOM
VIEW_CLEAR
VIEW_FRONT
VIEW_IMAGE                                             NO
VIEW_ISO
VIEW_LEFT
VIEW_NEXT
VIEW_OFF
VIEW_ON
VIEW_PREVIOUS
VIEW_RGHTISO
VIEW_RIGHT
VIEW_TOGGLE                                            NO
VIEW_TOP
WINDOW_AREA
WINDOW_BACK                        NO      NO                         DOS only
WINDOW_BOTTOMTOTOP
WINDOW_CASCADE
WINDOW_CENTER
WINDOW_CHANGESCREEN                NO      NO                    x Windows only
WINDOW_CLOSE                       NO      NO                         DOS only
WINDOW_FRONT                       NO      NO                         DOS only
WINDOW-MAXIMIZE                    NO      NO                         DOS only
WINDOW-MINIMIZE                    NO      NO                         DOS only
WINDOW_MOVE_ALLCORNERS             NO      NO                         DOS only
WINDOW_MOVE_BLCORNER               NO      NO                         DOS only
WINDOW_MOVE_BRCORNER               NO      NO                         DOS only
WINDOW_MOVE_BTMEDGE                NO      NO                         DOS only
WINDOW_MOVE_LEFTEDGE               NO      NO                         DOS only
WINDOW_MOVE-RIGHTEDGE              NO      NO                         DOS only
WINDOW_MOVE_TLCORNER               NO      NO                         DOS only
WINDOW_TOPEDGE                     NO      NO                         DOS only
WINDOW_MOVE_TRCORNER               NO      NO                         DOS only
WINDOW_ORGIN                                            NO
WINDOW_RESTORE                     NO      NO                         DOS only
WINDOW_SINK                                             NO
WINDOW_TILE
WINDOW_VOLUME                      NO      NO
WSET_ADD                           NO      YES          NO
WSET_COPY                          NO      YES          NO
WSET_DROP                          NO      YES          NO
ZOOM_IN_CENTER
ZOOM_OUT_CENTER



                          EXHIBIT I

                  DISTRIBUTION AGREEMENT


                  DISTRIBUTION AGREEMENT
                  ----------------------


          THIS AGREEMENT is entered into this 2nd day of May, 1994, by and between INTERGRAPH CORPORATION ("Intergraph"), a Delaware corporation having its principal office and place of business at One Madison Industrial Park, Huntsville, Alabama 35894, and BENTLEY SYSTEMS, INCORPORATED ("BSI"), a Delaware corporation having its principal office and place of business at 690 Pennsylvania Drive, Exton, Pennsylvania 19341.

                      W I T N E S S E T H:

          WHEREAS, the parties hereto are parties to a Settlement Agreement and Mutual General Release of even date herewith, which is one of several agreements that collectively comprise the definitive agreement among the parties in settlement of certain litigation and arbitration proceedings pending between and among them;

          WHEREAS, BSI has developed computer programs entitled MicroStation, MicroStation Review, MicroStation
Modeler, MicroStation Field and MicroStation Draft;

          WHEREAS, as part of the definitive agreement, the parties hereto have agreed to enter into this Agreement pursuant to which BSI shall give Intergraph certain rights to distribute certain BSI software.

          NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

                           ARTICLE I
                          DEFINITIONS
                          -----------

          The following words, terms and phrases shall in this Agreement have the following meanings:

          1.01  "Additional Module" means an additional
Product sold for installation on the same workstation with another Product.

          1.02 "Agent" means a third party that sells the Products on behalf of Intergraph to End Users for compensation and without taking title to the Products. An
Agent is not an employee of Intergraph.

          1.03 "Direct Account" means an account existing as of January 1, 1995, on which a member of the Intergraph direct sales force regularly calls in person and where title to all Products purchased by such account passes directly from Intergraph to such account without direct or indirect compensation to an Agent.

          1.04 "Distributor" or "Reseller" means a person that purchases Products from Intergraph and resells such Products to a Reseller or an End User.

          1.05 "End User" means a person or entity that purchases copies of one or more of the Products from Intergraph or a Distributor or Reseller of Intergraph, and uses such Products solely to fulfill its own internal needs
(and not for redistribution, remarketing, timesharing or service bureau use) in accordance with the terms of an End
User License.

          1.06 "End User License" means the written shrink-wrapped license agreement contained in each Product Kit pursuant to which BSI, as Licensor, grants to an End User the limited right to use a Product.

          1.07  "Intergraph" means Intergraph Corporation, a
Delaware corporation, and all subsidiaries and affiliates, which means entities in which Intergraph owns more than fifty percent (50%) of the outstanding common stock.

          1.08  "Intergraph Substantial Value Added
Application" refers to a determination made, as to a computer software application program, with respect to a particular Product (unless otherwise mutually agreed in writing) as follows:

               (a) it must be computer software developed by Intergraph (which may contain third-party content compromising less than 50% of the object code), or to which Intergraph has the exclusive distribution license in the United States, and which prerequisites (that is, technically requires for its operation) the Product, and which is actively marketed and sold as a product to End Users and Resellers for operation with such Product, and

                    (i) has a bona fide Intergraph U.S. list price of at least twenty-five percent (25%) of the U.S. list price of the Product which it prerequisites; or

                    (ii) if it is an application which is
actively marketed by Intergraph as of March 30, 1994, it shall be deemed to be an Intergraph Substantial Value Added Application with respect to MicroStation if its U.S. list price on that date exceeds One Thousand Dollars ($1000.00); and it shall be deemed an Intergraph Substantial Value Added Application with respect to MicroStation Review if it prerequisites MicroStation Review and its U.S. list price exceeds Five Hundred Dollars ($500.00). Notwithstanding the foregoing sentence, the *** applications are considered to be Intergraph Substantial Value Added Applications with respect to MicroStation, and in no event will any member of the *** family of products be considered Intergraph Substantial Value Added Applications.

          1.09 "Intergraph-Manufactured Computer System" means a computer system manufactured by or for Intergraph for distribution under the Intergraph brand name.

          1.10 "Intergraph Project Services" means bona fide custom programming or consulting services performed by employees or contract programmers paid by and under the supervision of Intergraph for an End User.
          1.11  "Kits" means a sealed package bearing a
unique serial number and which may include (1) a Product encoded in electronic media in a form released by BSI, and
(2) user guides, reference manuals and other written materials developed by BSI for distribution and use in combination with the Product.

          1.12 "Marketing Material" means master camera-ready copy useful in advertising and promoting the Products.

          1.13  "Most Favored Price" represents, with
respect to a particular country and a particular Product on any particular date, the result of applying *** granted by BSI to a third-party distributor or reseller (but not end user) since the beginning of the preceding calendar quarter, for sale within said country, with respect to volumes of Product purchased, or committed for purchase, under similar terms and conditions.

          1.14  "Products" means (a) the commercially
released versions of the BSI computer programs entitled
"MicroStation", "MicroStation Review", "MicroStation
Modeler", "MicroStation Field" and "MicroStation Draft" and any upgrades and enhancements thereto, (b) any other software products developed and sold by BSI which use the IGDS file format or any extension thereof and (c) any other software products that BSI, at its discretion, may offer to add to this Agreement.

          1.15 "Product Purchase" means a written order for Products from Intergraph to BSI specifying a country of delivery (the "Delivery Country"). Intergraph may order Product Kits where the U.S. is the Delivery Country, and which may then be exported and sold by Intergraph in another country (the "Destination Country"). For all Delivery Countries other than the U.S. (except with BSI's written consent), the Destination Country must be the same as the Delivery Country, without export.

          1.16 "Registration" means the mandatory process by which an End User purchaser of a Product must contact BSI with the Product serial number and identification information to obtain a BSI-issued registration code which permits the legal and unimpeded operation of the Product.

          1.17 "Reissue" means the distribution of copies of Products to existing End Users for use on a different category of workstation architecture (as classified by Intergraph when the End User license was issued) than that originally used by such End User for the Products, where such user has relinquished the original license and destroyed all copies of original documentation and original software.

          1.18  "Returns" means Product Kits returned by End
Users for any reason within ninety (90) days from the date of purchase.

          1.19  "Site License" means a written license
agreement pursuant to which an End User has the right to use a Product at an identified site in return for payment of a license fee that remains constant regardless of the number of copies of the Product used at such site.

          1.20 "Trademarks" means the trademarks, service marks, brand names and logos specified in Exhibit A hereto.

          1.21 "Translated Product Kit" means a Product Kit with all elements translated into the local language of a country.


                         ARTICLE II
                 GRANT OF DISTRIBUTION RIGHT
                 ---------------------------

     2.01  Appointment.

               (a)  BSI hereby grants to Intergraph, and
Intergraph hereby accepts from BSI, a nontransferable, non-exclusive perpetual right to distribute Product Kits worldwide during the term hereof as follows:

                    (i)  to End Users that are Direct
Accounts as of the date of sale of Product Kits by Intergraph;

                    (ii) to End Users that reasonably expect to contract with Intergraph for Intergraph Project Services in an amount exceeding *** within one year;

                    (iii)     to End Users, and to
Distributors and Resellers for resale to End Users, provided that Intergraph delivers with the Product Kit an Intergraph
Substantial Value Added Application for use by the ultimate
End User with the Product;

                    (iv) to End Users, and to Distributors
and Resellers for resale to End Users, provided that the Product Kit is distributed with an Intergraph-Manufactured
Computer System; and

                    (v)  to End Users, and to Distributors
and Resellers for resale to End Users, provided the Product is used solely as a version upgrade to, or as an Additional
Module to an existing Product previously sold by Intergraph under this Agreement; provided, however, that such upgrade or Additional Module may be sold through a Distributor or Reseller only for an existing Product previously sold by such Distributor or Reseller under this Agreement;

               (b)  Intergraph shall require by written
agreement that its Distributors and Resellers adhere to the distribution restrictions set forth in subparagraphs
(a)(iii), (a)(iv) and (a)(v) above. Intergraph shall, upon ten (10) days written notice by BSI, permit reasonable inspection of such agreements by BSI or its authorized auditors at the offices of Intergraph during normal working hours.

          2.02 Product Kits. Intergraph shall distribute the Product Kits intact, with all packaging, documentation, and End User Licenses that may be contained therein.
Intergraph shall neither add any materials nor remove any materials from the Product Kits. Intergraph shall require by written agreement that its Distributors and Resellers adhere to the terms of this provision.

          2.03  Reserved Rights.  All rights not
specifically granted by BSI to Intergraph herein are reserved by BSI. Except as expressly provided herein in connection with the distribution of the Product Kits, BSI does not convey any intellectual property rights, including without limitation rights under patent or copyright, to Intergraph in this Agreement. Intergraph shall have no right whatsoever to receive, review or otherwise use or have access to the source code for the Products except as provided herein. BSI shall have the right to discontinue developing, producing, licensing or distributing any of the Products and to modify, replace or add to the Products or Product Kits in its sole discretion at any time. In such event, BSI shall continue to provide such Product to Intergraph for a period of *** following discontinuance.

          2.04 Records; Audit of Most Favored Price. BSI shall maintain sufficient and accurate records of transactions relating to the Products to permit the determination of the Most Favored Price. BSI shall, upon ten (10) days advance written notice by Intergraph, but not more frequently than once each calendar year, permit reasonable inspection of such records by a third-party auditor retained by Intergraph at the offices of BSI during normal working hours.

          2.05 Loan Copies. Intergraph shall have the right to obtain a reasonable number of Product Kits solely
for loan to prospective End Users.   All End User loans
shall be limited to evaluation purposes, and copies used for productive purposes shall be specifically excluded from this provision. Intergraph shall administer the loan of Product Kits using the same procedures as for its own products, but in no event shall the duration of any loan exceed one hundred eighty (180) days. Intergraph shall pay all shipping and material (kits) costs incurred by BSI in furnishing such copies to Intergraph for loan. Intergraph shall, upon ten (10) days advance written notice by BSI, but not more frequently than once each calendar year, permit reasonable inspection of its records of such loans by a third-party auditor retained by BSI at the office of Intergraph during normal working hours.

          2.06  Internal Use; Training; Sales
Demonstrations. Intergraph shall have the right to obtain a reasonable number of Product Kits solely for internal use by Intergraph, for sales demonstrations and for training. Intergraph shall pay to BSI the materials and shipping costs incurred by BSI in furnishing such copies to Intergraph. Intergraph shall have the right to use electronic delivery or reproduction for internal use only.

          2.07 Support Obligations of BSI.

               (a)  During the term of this Agreement BSI
shall make available to Intergraph Updates to the Products that are commercially released by BSI.

               (b)  During the term of this Agreement, BSI
shall furnish second-line technical support to Intergraph in the English language. At its option, BSI may also elect to furnish such support in other languages. This support shall include (i) BSI's best efforts to resolve trouble reports forwarded from Intergraph to BSI, with a solutions status report within twenty-four (24) hours of each new trouble report; (ii) unlimited telephone consulting during normal business hours concerning the use of, and problems with, the products covered under BSP; (iii) a weekly status report (the format of BSI's "TR database" report or electronic transmission thereof, at BSI's election, will be acceptable) to Intergraph summarizing all known problems with products covered by BSP and providing suggested work around options;
(d) providing one copy of each Update to the products covered by BSP and related material; (e) providing one copy of any new or updated manual released for any product covered by BSP, or any new Documentation produced by BSI for any product covered by BSP. BSI and Intergraph shall each identify designated maintenance representatives to be responsible for receiving and sending all documents, reports, and telephone communications regarding the maintenance of the products covered by BSP.

               (c) In any instance where Intergraph seeks second-line technical support, BSI shall not be obligated to furnish such support unless Intergraph identifies the particular end user covered under BSP for which such support is sought.

               (d) Nothing in this Agreement shall obligate
BSI to furnish first-line support directly to end users with BSP contracts. At its option, BSI may request to be put in to direct contact with any end users to resolve problems. In such instances, at the request of Intergraph, BSI will furnish to it periodic status reports of such problems.

                          ARTICLE III
                   OBLIGATIONS OF INTERGRAPH
                   --------------------------

          3.01 Inventory. Intergraph shall maintain an inventory of Product Kits sufficient to adequately serve the worldwide demand on a reasonably timely basis.

          3.02 Good Faith Efforts. Intergraph shall use good faith efforts to market and distribute the Product Kits worldwide.

          3.03 Promotional Efforts. BSI may, from time to time, furnish Intergraph with Marketing Material for the Products. Intergraph may use all such Marketing Material supplied by BSI. Intergraph may advertise the Products in advertising media of its choice. In all advertising and promotion of the Products, Intergraph shall comply with BSI's standard advertising policies as specified from time to time by BSI.

          3.04  [Intentionally Omitted]

          3.05 User Registration. During the term of this Agreement, BSI shall be responsible for all End User registration of all Product Kits sold hereunder. Intergraph shall use its best efforts to secure Registration by End
Users.

          3.06  Distributors; Resellers.

                (a) Intergraph shall, by written agreement, require its Distributors and Resellers to adhere to its contractual obligations herein, including the limitations on its right to distribute the Products.

               (b)  Intergraph shall maintain complete and
accurate records of all sales of the Product Kits and of Intergraph Project Services, and shall require by written agreement that its Distributors and Resellers maintain such records, to permit the determination whether each sale of a Product Kit is permissible hereunder. Intergraph shall also maintain complete and accurate records of its written agreements with its Distributors and Resellers. Intergraph shall, upon ten (10) days advance written notice by BSI to Intergraph, but not more frequently than once each calendar year, permit reasonable inspection of such records by BSI or its accountants at the offices of Intergraph during normal working hours. BSI agrees to maintain in confidence and not to disclose to third parties any of the information contained in or derived from such records without the prior written consent of Intergraph.

          3.07 Market Forecasts. Intergraph shall prepare and furnish to BSI written forecasts of its purchases of Product Kits.

          3.08 No Right to Copy. Intergraph shall not reproduce or copy any of the Product Kits, or any portion thereof; provided, however, Intergraph may copy for internal use and may install a Product on an Intergraph Manufactured Computer System prior to delivery by Intergraph, where Intergraph delivers the Product Kit intact to the End User, and BSI will process the Registration requests. Intergraph shall use best efforts to cause the End User to complete Registration with BSI.

          3.09 Export Restrictions. Intergraph warrants and hereby gives written assurances to BSI that it will do all things necessary to comply with the then-existing United States Export Administration laws and regulations and any other United States laws and regulations as they apply to the Product Kits, or any portion thereof, delivered to Intergraph under this Agreement.

                           ARTICLE IV
                        ORDER PROCEDURE
                        ---------------

          4.01 Orders. Product Purchase orders placed by Intergraph shall specify the Delivery Country to which the Product Kit will be delivered. For Product Purchase orders confirmed by BSI during 1995 and 1996, BSI shall be under no obligation to deliver Product Kits to a Delivery Country other than the U.S. After 1996, the Product Purchase order shall also specify the Destination Country, if different.

          4.02 Acceptance of Order. All Product Purchase orders placed by Intergraph shall be subject to acceptance by BSI and shall not be binding on BSI until the earlier of confirmation of the order or shipment of the Product Kit, and, in the case of acceptance by shipment, only as to the portion of the order actually shipped. BSI shall use reasonable efforts to ship Product Kits ordered by Intergraph within thirty (30) days of the date of confirmation by BSI of the Product Purchase order.

          4.03 Controlling Terms. The terms and conditions of this Agreement and of the applicable BSI confirmation shall apply to each order accepted or shipped by BSI hereunder. Any terms or conditions appearing on the face or reverse side of any purchase order, acknowledgment, or confirmation that are different from or in addition to the BSI confirmation or the terms and conditions of this Agreement shall not be binding on the parties, unless signed and returned, or unless both parties hereto expressly agree in a separate writing to be bound by such separate or additional terms and conditions.

          4.04 Cancellation of Order by BSI. BSI reserves the right to cancel or suspend any Product Purchase order placed by Intergraph and accepted by BSI, or refuse or delay shipment thereof, if Intergraph fails (a) to make any payment as provided herein or (b) if this Agreement is terminated.

          4.05 Cancellation of Order by Intergraph.
Intergraph may cancel any Product Purchase order without fee within seven (7) days or more from the confirmed shipping
date.
                           ARTICLE V
                        PRICES; PAYMENT
                        ---------------

          5.01 List Prices. BSI shall establish the list prices (and applicable currency) of the Product Kits for each country, worldwide (the "List Prices"). On January 2, 1995, BSI shall furnish Intergraph with its then-current schedule of List Prices of the Product Kits in each country, worldwide. BSI may change the List Prices of any Product Kits at any time upon *** notice to Intergraph.

          5.02 Changes in Most Favored Price. BSI shall inform Intergraph in writing *** after any change in the Most Favored Price of any Product in any Delivery Country for Product Purchases during the preceding year. As to the U.S., such changes need only be reported if the Most Favored Price becomes less than *** in 1995 and *** in 1996.

          5.03 Prices to Intergraph.

               (a)  The price payable by Intergraph to BSI
for all Product Purchases confirmed during 1995 shall be the lower of *** as of the date of such order or ***, and this price shall be valid for ***.

               (b)  The price payable by Intergraph to BSI
for all Product Purchases confirmed during 1996 shall be:

                    (i) where the Delivery Country is the
U.S., the lower of ***
as of the date of such order or ***, and this price shall be valid for ***.

                    (ii) where the Delivery Country is a
country other than the U.S., the Most Favored Price in such country.

               (c)   The price payable by Intergraph to BSI
for all Product Purchases confirmed after 1996 shall be (unless otherwise mutually agreed) ***.

               (d) The price payable by Intergraph for each Product Kit that it distributes as a Reissue shall be ***.

               (e)   For Product Purchases where the
Delivery Country is the U.S. and the Destination Country is not the U.S., and where the Product Purchase specifies a Translated Product Kit (other than English), then BSI shall have the right to add to the price otherwise payable under sub-paragraphs (a) through (d) above, a surcharge not to exceed *** of the prices outlined in Paragraphs 5.03 (a) through (c) herein which reasonably reflects BSI's amortization of the incremental costs of developing (or acquiring) and manufacturing such Translated Product Kit, over the quantities of such Translated Product Kit conservatively expected to be sold, with provision for a customary profit margin.

               (f) In the event of a reduction in the price Intergraph is required to pay BSI, BSI will credit Intergraph with the amount of the price reduction for each kit held in inventory by Intergraph at the time of the reduction. Confirmed orders in process must be supplied at the reduced price.


     5.04 Existing Multi-Year Commitments.

               (a) At the conclusion of each calendar
quarter, Intergraph may submit to BSI a written report setting forth, for each Multi-Year Purchaser, a list of the number and type of Product Kits delivered by Intergraph to such Multi-Year Purchaser during such calendar quarter pursuant to an irrevocable commitment contained in a Multi-
Year Agreement.

               (b) BSI shall grant a credit to Intergraph for each Product Kit identified by Intergraph pursuant to subparagraph (a) above in an amount equal to the difference between the price paid by Intergraph to BSIfor such Product
Kit and the negotiated price applicable to such type of Product Kit and Multi-Year Purchaser set forth in Exhibit D to the Business Relations Agreement dated of even date herewith between BSI and Intergraph.

               (c) Intergraph shall maintain sufficient and accurate records of all transactions relating to the distribution of Product Kits to Multi-Year Purchasers. Intergraph shall, upon ten (10) days advance written notice by BSI, but not more frequently than once per calendar year, permit reasonable inspection of such records by BSI or its accountant at the offices of Intergraph during normal working hours.

               (d) The term "Multi-Year Agreement" shall mean a written agreement set forth in the list of agreements attached as Exhibit C to the Business Relations Agreement.

               (e) The term "Multi-Year Purchaser" shall mean an end user with which Intergraph has entered into an irrevocable written commitment for the sale or license of BSI software on a multi-year basis pursuant to a Multi-Year
Agreement.

          5.05 Taxes. The prices to Intergraph do not include taxes of any kind. Intergraph shall pay such taxes when invoiced by BSI or will supply appropriate tax exemption certificates in a form satisfactory to BSI.

          5.06 Payment. Intergraph shall pay for Product Kits within thirty (30) days after the date of BSI's invoice, payable in the currency of the Delivery Country of the Product Kits. BSI reserves the right, upon written notice to Intergraph, to declare all sums immediately due and payable in the event of a breach by Intergraph of any of its obligations to BSI hereunder.

          5.07 Interest. Interest shall accrue on any delinquent amounts owed by Intergraph to BSI for the Product
Kits at the rate of 1.5% per month, or the maximum rate permitted by applicable law, whichever is less.

          5.08      ***. Licensor agrees to provide
Licensee with specific MicroStation libraries *** and these libraries are for use with Licensee's ***.
This library is not to be used with Licensee's
*** products. In connection with
*** products, this library is not to be used for ***. The *** product is provided to Licensee in "as is" condition and Licensee is granted the royalty-free right to use *** only with the aforementioned products.

                           ARTICLE VI
                  NONEXCLUSIVITY; PRODUCT KITS
                  ----------------------------

          6.01 Nonexclusivity. BSI retains the right to offer to sell, market and distribute the Products directly or indirectly to any person or entity.

          6.02 Manufacture of Product Kits. BSI shall have the sole right to manufacture Product Kits. Intergraph shall not manufacture Product Kits.

          6.03 Custom Product Kits. BSI shall have the right to manufacture and deliver Product Kits to Intergraph that are specific to a Destination Country.

          6.04 Product Kit Content. BSI reserves the right at any time without liability or prior notice to (a) determine the contents of each Product Kit, including its specifications, features, and functions, as well as any documentation or related materials; (b) discontinue distribution of any or all Products in some or all markets or through some or all channels of distribution; and (c) change or terminate any of the specifications, features or functions of the Products. Intergraph may cancel any Product Purchase orders for discontinued Products without liability and shall have the right to continue distribution of any Product Kits discontinued by BSI for a period of one
(1) year.  Such Product Kits shall be supplied by BSI.

          6.05 BSI Translated Product Kits; Intergraph
Translations.
Nothing in this Agreement shall impose on BSI an obligation to prepare Translated Product Kits. For those foreign language Translations offered to BSI pursuant to Paragraph
3.04 of the Business Relations Agreement between BSI and Intergraph of even date herewith that BSI does not elect to acquire thereunder, Intergraph shall have the right, by furnishing sixty (60) days advance written notice together with electronic and paper copies of such Translations, to order from BSI Product Kits in such foreign languages at a price equal to ****. Intergraph hereby grants to BSI a royalty-free license to use, reproduce and distribute (only) to Intergraph such language Translations as Intergraph orders from BSI pursuant to this paragraph.

          6.06  Revised Product Kits.  In the event BSI
revises Product Kit contents, Intergraph may exchange
Product Kits in inventory for revised Product Kits.
Intergraph shall pay all shipping and materials cost in connection with any such exchange.



                          ARTICLE VII
              SHIPMENT, RISK OF LOSS, AND DELIVERY
              ------------------------------------

          7.01 Shipment. All Product Kits shall be shipped by BSI F.O.B. BSI's point of shipment to Intergraph's identified warehouse facilities in the Delivery Country. Unless specified in Intergraph's Product Purchase order, BSI shall select the mode of shipment and the carrier. Intergraph shall pay all shipping, freight and insurance charges.

          7.02 Risk of Loss. All risk of loss or damage for any Product Kits shall pass to Intergraph upon delivery by BSI to the freight carrier, to Intergraph or to Intergraph's agent for delivery, whichever first occurs.

          7.03 Partial Delivery. Unless Intergraph notifies BSI to the contrary in writing, BSI may make partial shipments of Intergraph's Product Purchase orders, to be separately invoiced and paid for when due. Any delay in delivery by BSI of any installment of Product Kits shall not relieve Intergraph of its obligation to accept the remaining deliveries, unless canceled by Intergraph pursuant to Paragraph 4.05 of this Agreement.

                          ARTICLE VIII
                            WARRANTY
                          ------------

          8.01 Scope of Warranty. Subject to the terms and conditions of this Agreement, BSI hereby warrants that the Product Kits, when and as delivered to Intergraph, shall be free from physical defects in materials and workmanship. This warranty shall apply only during the period commencing upon delivery of the Product Kits and ending upon the earlier of (a) six (6) months after receipt by Intergraph of the Product Kit or (b) three (3) months after purchase of the Product Kit by an End User.

          8.02 Replacement Requests; Returns. Intergraph agrees to honor all requests from End Users for (a) Returns of Product Kits; and (b) replacement of Product Kits pursuant to the terms of the End User License pertaining to warranty. Intergraph shall require its Distributors and Resellers to submit all such requests for Returns and replacements of Product Kits to Intergraph.

          8.03 Exclusive Remedy; Replacement and Return
Procedure.

               (a) BSI shall replace defective Product Kits that are returned to BSI's point of shipment, freight prepaid, and this shall be the sole and exclusive remedy of Intergraph, its Distributors, Resellers, and End Users for any breach of BSI's warranty.

               (b) Intergraph shall request return
authorization from BSI prior to a return shipment of defective Product Kits or Product Returns, and BSI shall provide annual reimbursement of freight charges for returned Product. BSI may, at its option, provide credit vouchers for the replacement Product Kits or for Product Returns based on the prices charged to Intergraph hereunder.

          8.04 Warranty Disclaimer.  THE WARRANTY STATED IN
PARAGRAPH 8.01 IS BSI'S SOLE AND EXCLUSIVE WARRANTY
PERTAINING TO THE PRODUCT KITS, AND BSI HEREBY DISCLAIMS ANY
OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT
LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE.

          8.05 Exclusion of Consequential Damages.  IN NO
EVENT SHALL BSI BE LIABLE TO INTERGRAPH, ITS DISTRIBUTORS,
RESELLERS OR END USERS FOR ANY INDIRECT, SPECIAL OR
CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST
PROFITS, COSTS OF DELAY, ANY FAILURE OF DELIVERY, COSTS OF
LOST OR DAMAGED DATA OR DOCUMENTATION OR LIABILITIES TO
THIRD PARTIES ARISING FROM ANY SOURCE.

          8.06 Limitation of Liability. IN THE EVENT THAT, NOTWITHSTANDING PARAGRAPH 8.03 HEREOF, BSI IS FOUND LIABLE FOR DAMAGES BASED ON ANY DEFECT OR NONCONFORMITY IN THE PRODUCT KITS, ITS TOTAL LIABILITY FOR EACH DEFECTIVE PRODUCT KIT SHALL NOT EXCEED THE PRICE PAID BY INTERGRAPH FOR SUCH KIT.


                         ARTICLE IX
         TRADEMARKS AND INTELLECTUAL PROPERTY RIGHTS
         -------------------------------------------

          9.01 Use of Trademarks.

               (a) BSI shall have and retain sole ownership of the Trademarks, including the goodwill pertaining thereto. Intergraph shall market, distribute and support the Products only under the applicable Trademarks, and not under any other trademark or logo. Intergraph shall not use the Trademarks or any word, symbol or design confusingly similar thereto, as part of its corporate name, or as part of the name of any product of Intergraph. Intergraph shall not remove or alter any copyright notices, trademarks or logos from the Product Kits.

               (b) To protect and preserve the goodwill and image of BSI and the Products, Intergraph shall (i) conduct business in a manner that reflects favorably at all times on the Products and the reputation of BSI; (ii) avoid deceptive, misleading or unethical practices that are or might be detrimental to BSI, the Products or the public, including any disparagement of BSI or the Products; (iii) make no false or misleading representations with respect to BSI or the Products; (iv) refrain from publishing or employing any misleading or deceptive advertising material with respect to the Products; and (v) refrain from making any representations, warranties or guarantees to its Distributors, Resellers or End Users with respect to the specifications, features or capabilities of Products that are inconsistent with the End User Licenses or the documentation contained in the Product Kits.

          9.02 No Copying, Etc.  Except as specified herein,
Intergraph shall not, without the prior written consent of BSI, copy, reverse engineer, disassemble, decompile, translate or modify the Products, or grant any other person or entity the right to do so.

          9.03 Notification of Infringement, Etc.
Intergraph shall promptly notify BSI of (a) any claims, allegations or notification that the marketing, licensing or use of the Products may or will infringe any patent, copyright, trademark or other intellectual property right of any other person or entity; (b) any determination or discovery that any person or entity is or may be infringing any copyright, patent, trademark or other intellectual property right owned by BSI; and (c) any failure of an End User to comply with the Registration requirements for the Products.

          9.04 Indemnification. BSI shall defend and hold Intergraph harmless from all claims, suits, damages and expenses (including attorney's fees) arising from a claim that a Product supplied hereunder infringes a United States patent, copyright or other intellectual property right, provided that BSI receives prompt written notice of any such claim from Intergraph, and BSI is afforded the opportunity to exercise sole control of the defense and all negotiations pertaining to such claim. BSI shall also have the right, at its expense, either to procure the right for Intergraph to continue to distribute such Product, or to replace or modify it so that it becomes non-infringing. If neither of the foregoing alternatives is available on terms that BSI, in its sole discretion, deems desirable, Intergraph shall return Product Kits containing such Product upon written request from BSI, in which event BSI shall grant Intergraph a credit equal to the price paid by Intergraph for such returned Product Kits, provided that they are undamaged.

          9.05  Escrow.   Within sixty (60) days of the date
of this Agreement, BSI agrees to deposit a copy of the source code and all software material for a successful build of the Product in escrow with an escrow agent and under an escrow agreement acceptable to BSI and Intergraph, in the form of Exhibit B hereto. BSI will supplement the source code in escrow to maintain it at a level that is consistent with the current release available for sale to End Users. Upon any termination of this Agreement by Intergraph pursuant to Paragraphs 10.02 or 10.03, or pursuant to Paragraph 10.04 hereof by reason of termination by Intergraph of the Software License Agreement or the Business Relations Agreement, Intergraph shall have the right to withdraw the materials from escrow and to make them available to no more than three (3) employees of Intergraph, who will agree to maintain the materials in confidence for the benefit of BSI, and who will use the material solely for the purpose of maintaining and supporting existing licensed End Users of Product. The obligations under this section will survive any termination of this Agreement, and will remain in effect until no End User requires support and maintenance of the Product, at which time the materials will be returned to BSI or its successor in interest.

                ARTICLE X.  TERM; TERMINATION
                -----------------------------

          10.01  Term.  This Agreement, which is the
successor agreement to the Software License Agreement between the parties hereto, shall become effective on January 1, 1995, and shall continue indefinitely, unless sooner terminated as provided herein.

          10.02  Termination for Material Breach.

          (a)  This Agreement may be terminated for a
material breach of this Agreement, but only pursuant to the procedures set forth in this Paragraph 10.02. If this Agreement is terminated due to termination of the Business Relations Agreement, or the Software License Agreement as amended, termination of this Agreement shall be done only in accordance with this Paragraph 10.02. If either party believes that a material breach of this Agreement has occurred, that party (the "aggrieved party") must first give the other party written notice of termination specifically identifying the breach or breaches alleged to have occurred. The party receiving written notice shall then have thirty
(30) days in which to cure such breach or breaches. If within the thirty (30) days the breach or breaches are not cured to the satisfaction of the aggrieved party, then the aggrieved party may file a Demand For Arbitration seeking a determination of whether a material breach has occurred. Such Demand for Arbitration shall be determined in accordance with the procedures set forth in Paragraph 11.09 hereof. Except for claimed breaches involving payment obligations where the paying party has failed to make timely payment of at least fifty percent (50%) of the disputed amount to the other party, neither party may withhold its performance under this Agreement unless and until there has been a final determination pursuant to Paragraph 11.09 that a material breach has occurred. The parties agree to take all reasonable steps necessary to expedite a final determination in accordance with Paragraph 11.09.

          (b) The parties hereto specifically agree and acknowledge that subparagraph (a) sets forth an essential and unique provision of this Agreement and that the failure of either party strictly to adhere to the terms of subparagraph (a) above, including unilaterally withholding its performance under this Agreement, will cause irreparable harm to the other party. The parties further specifically agree and acknowledge that either party shall be entitled to injunctive relief to enforce strictly the terms of subparagraph (a).

          (c)  If BSI withholds performance under this
Agreement, then Intergraph shall have available to it the following rights:

               (i) If BSI has withheld performance by
failing or refusing to supply Product to Intergraph, Intergraph shall then have a license to copy and distribute
Product in accordance with this Agreement;

               (ii)  If BSI has withheld performance by
failing to provide to Intergraph any error correction change to the Product, which change has been provided by BSI to any third party, then Intergraph shall have the right to withdraw and use source code under the terms of Paragraph 9.05.

     Intergraph will continue to have the rights set forth in this Paragraph 10.02(c) until either (1) BSI resumes performance in accordance with the terms of this Agreement or (2) there is a final determination pursuant to Paragraphs 10.02(a) that Intergraph has committed a material breach of this Agreement, whichever first occurs.

          10.03 Bankruptcy. If either party shall file or have filed against it any bankruptcy or similar proceeding, or enter into any formal arrangement with its creditors, or demonstrate a financial condition of such nature that the other party may reasonably believe that such party may not be capable of performing all of its obligations under this Agreement, or cease doing business in the ordinary course, then the other party shall have the right to terminate this Agreement upon thirty (30) days written notice.

          10.04 Termination of Collateral Agreements. Upon the sooner of a termination of (i) the Software License Agreement dated April 17, 1987 between BSI and Intergraph prior to December 31, 1994 or (ii) the Business Relations Agreement dated of even date herewith between BSI and Intergraph, then this Agreement may be terminated, but only in accordance with the provisions of Paragraph 10.02 of this Agreement.

          10.05     Consequences of Termination.  Upon
termination of this Agreement pursuant to Paragraph 10.02,
10.03 or 10.04 hereof, Intergraph may continue to dispose of its existing inventories of Product Kits, but it shall otherwise discontinue all further promotion and marketing of the Products. Without limiting the generality of the foregoing, Intergraph shall cease all display, advertising and use of all Trademarks of BSI and will not thereafter use, advertise or display any such Trademarks. Upon termination of this Agreement, the due date of all outstanding invoices for the Products Kits shall automatically be accelerated and all such invoices shall become due and payable. All orders or portions thereof remaining unshipped as of the effective date of termination may be canceled by BSI. Upon termination of this Agreement, BSI shall have the option, which it may exercise at any time by written notice to Intergraph, to repurchase some or all of the remaining uncommitted inventory of Product Kits held by Intergraph. BSI shall pay Intergraph for all Product Kits so repurchased (if received in a new and resalable condition) an amount equal to the price paid by Intergraph to BSI.

          10.06     Survival.  Paragraphs 2.02, 3.06, 3.09,
4.03, 5.06, and 5.07 and Articles VI, VIII, IX, X, and XI shall survive the termination of this Agreement.

                   ARTICLE XI.  MISCELLANEOUS
                   --------------------------

          11.01 Entire Agreement. This Agreement, together with the Exhibits hereto, the Settlement Agreement and Mutual General Release, Amendment 14 to the Software License Agreement, the Business Relations Agreement, the Intergraph CSP Agreement and the OEM Software License Agreement for MicroStation V5 Runtime Engine, collectively set forth the entire agreement and understanding between and among the parties and, except as specifically provided herein, supersede and merge all prior oral and written agreements, discussions and understandings between the parties, and neither of the parties shall be bound by any conditions, inducements or representations other than as expressly provided for herein or as fully set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized representative of the party to be bound hereby. Unless otherwise specified herein, this Agreement does not supersede or merge the Software License Agreement dated April 17, 1987, as amended, the Stock Purchase Agreement, the Stockholders' Agreement, the Software License Agreement For IGDS File Formats, or the Amended License Agreement dated January 28, 1993.

          11.02 Independent Contractors. In making and performing this Agreement, BSI and Intergraph act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between BSI and Intergraph. At no time shall either party make commitments or incur any charges or expenses for or in the name of the other party.

          11.03 Notices. Any notice required or permitted to be given hereunder shall, except where specifically provided otherwise, be given in writing to the person listed below by registered mail or overnight delivery service, and the date upon which any such notice is received at the designated address shall be deemed to be the date of such notice. Any notice shall be delivered as follows:

      If to Intergraph:
                         Intergraph Corporation
                         One Madison Industrial Park
                         Huntsville, Alabama  35894
                         Attention:  James W. Meadlock, President


      If to BSI:

                         Bentley Systems, Incorporated
                         690 Pennsylvania Drive
                         Exton, Pennsylvania  19341
                         Attention:  Keith Bentley, President


or addressed to such other address as that party may have given by written notice in accordance with this provision.

          11.04 Amendments; Modifications. This Agreement may not be amended or modified except in a writing duly executed by the parties hereto.

          11.05 Assignment. This Agreement and the rights granted hereunder shall inure to the benefit of the parties hereto, and may not be assignable by either party without the written consent of the other. For the purposes of this Paragraph 11.05, the acquisition hereafter by any person or entity, or any group of related persons or entities, of a majority of the outstanding voting stock of either party shall constitute an assignment by such party.

          11.06  Severability.  The provisions of this
Agreement shall be severable, and if any of them are held invalid or unenforceable for any reason, such provision shall be adjusted to the minimum extent necessary to cure such invalidity. The invalidity or unenforceability of one or more of the provisions contained in this Agreement shall not affect any other provisions of this Agreement.

          11.07  Waivers.  Any delay or forbearance by
either party in exercising any right hereunder shall not be deemed a waiver of that right.

          11.08  Governing Law.  This Agreement shall be
governed by and interpreted in accordance with the substantive laws of the State of Delaware.

          11.09 Arbitration. In the event of a dispute between the parties arising under this Agreement, the parties shall submit to binding arbitration before a single arbitrator in Wilmington, Delaware, under the Commercial Arbitration Rules of the American Arbitration Association. The decision of the arbitrator shall be final and binding with respect to the dispute subject to the arbitration and shall be enforceable in any court of competent jurisdiction. Each party shall bear its own attorneys' fees, expenses and costs incurred in such arbitration.

          11.10  Counterparts.  This Agreement may be
executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one Agreement.

          11.11  Construction.  This Agreement is the
product of joint draftsmanship and shall not be construed against one party more strictly than against the other.

          11.12  Force Majeure.    If performance of this
Agreement by either party hereunder is prevented, hindered, or delayed by reason of an event of Force Majeure (as hereinafter defined), the party so affected shall be excused from such performance to the extent that and so long as performance is prevented, interrupted, or delayed thereby, provided that the party so affected shall promptly notify the other party of the occurrence of such event. For purposes of this Agreement, an event of Force Majeure shall be defined as (a) fire, flood, earthquake, explosion, or other similar or dissimilar act of God; (b) strikes, lockouts, picketing, and other labor disturbances not the fault of Supplier; (c) war (declared or undeclared) or other matter beyond the reasonable control of the party claiming the benefit of such event; (d) an act of governmental or quasi-governmental authorities in the United States or any political subdivision, department, or agency thereof; or (e) regulations or restrictions of law or of a court of competent jurisdiction.

          11.13 Headings. The headings in this Agreement are inserted merely for the purpose of convenience and shall not affect the meaning or interpretation of this Agreement.


                              BENTLEY SYSTEMS, INCORPORATED



ATTEST:                       BY:  _________________________


______________________        TITLE: _______________________




                              INTERGRAPH CORPORATION



ATTEST:                       BY:  _________________________



______________________        TITLE: _______________________



                          EXHIBIT A

                    INTENTIONALLY DELETED



                          EXHIBIT B
                          ---------

                  SOURCE CODE ESCROW AGREEMENT


          THIS IS AN AGREEMENT, dated                   ,
1994, by and among Intergraph Corporation, a Delaware corporation having a mailing address of One Madison Industrial Park, Huntsville, Alabama 35894, Bentley Systems, Incorporated("BSI"), a Delaware corporation having a mailing address of 690 Pennsylvania Drive, Exton, Pennsylvania 19341
and                    ("Escrow Agent"), having a mailing
address of                             .


                      W I T N E S S E T H:


          WHEREAS, BSI and Intergraph have entered into a Distribution Agreement for MicroStation (the "Distribution Agreement") dated May 2, 1994, pursuant to which BSI shall distribute to Intergraph certain computer software products, including updates thereof (the "Products"); and


          WHEREAS, BSI desires not to disclose the source code for the Products to Intergraph except as provided in an applicable Escrow Agreement; and


          WHEREAS, BSI and Intergraph desire that upon the occurrence of a "Default" as defined in Paragraph 6 hereof, Intergraph shall obtain the source code and all updates thereof, and accordingly, BSI agrees to deliver said source code to the Escrow Agent;


          NOW, THEREFORE, each intending to be legally bound hereby, BSI, Intergraph and Escrow Agent agree as follows:


          1. Source Code. As used herein, "Source Code" means a human readable form of the Products showing the computer language instructions comprising the programs, from which Object Code can be produced, in which the program logic may be deduced by a human being, and from which a printed listing can be made by processing it with a computer.


          2.   Engagement of Escrow Agent.  BSI hereby
engages Escrow Agent and Escrow Agent hereby accepts such engagement subject to the terms and conditions of this Agreement. The Escrow Agent, acting as the agent of BSI, shall accept and hold the Source Code in a fireproof safe at its offices at the address indicated above until the Escrow Agent receives notice pursuant to the terms of this Agreement that the Escrow Agent is to deliver the Source Code to BSI or Intergraph.


          3. Deposit of Source Code. BSI shall deposit the Source Code with the Escrow Agent on or before January 15, 1995. BSI shall deposit with the Escrow Agent Source Code for updates, if any, to the Products within ten (10) days of delivery of each update by BSI to Intergraph. Upon receipt of the Source Code and each update to the Source Code, the Escrow Agent shall send to Intergraph, with a copy to BSI, a written confirmation that the Source Code or additions thereto have been delivered to it. The confirmation shall contain a list of the items which BSI has delivered to the Escrow Agent, and the date of such delivery.

          4.   Ownership.  The Source Code held by the
Escrow Agent shall remain the exclusive property of BSI, and the Escrow Agent shall not use the Source Code or disclose the same to any third party except as specifically provided for herein.

          5. Representations of BSI to Intergraph. BSI represents and warrants to Intergraph that (i) the Source Code delivered to the Escrow Agent constitutes the source code for the Products distributed to Intergraph pursuant to the Distribution Agreement; and (ii) the Source Code delivered to the Escrow Agent is in a form suitable for reproduction by computer and photocopy equipment, and consists of a source language statement of the program or programs comprising the Product in sufficient detail to allow a reasonably skilled third-party programmer or analyst to modify, maintain or enhance the Products.
          6.   Default.  BSI shall be deemed to be in
default of this Agreement upon the occurrence of any one of the following events (each of which is called a "Default"):

               a.   if the Distribution Agreement is
terminated by Intergraph pursuant to Paragraph 10.03 of the Distribution Agreement; or

               b.   if the Distribution Agreement is
terminated by Intergraph by reason of a material uncured breach by BSI pursuant to Paragraph 10.02 of the Distribution Agreement; or

               c.   if the Distribution Agreement is
terminated by Intergraph in accordance with the provisions of Paragraph 10.04 of the Distribution Agreement by reason of a material uncured breach by BSI of the Software License
Agreement or the Business Relations Agreement.


          7.   Release of Source Code.

               a.   Upon the occurrence of a "Default" as
defined above, Intergraph shall give written notice (the
"Notice of Default") to Escrow Agent and BSI of the occurrence of Default. The Notice of Default shall, at minimum, (i) be labelled "Notice of Default", (ii) identify the Distribution Agreement and this Escrow Agreement, (iii) specify the nature of the default, (iv) identify the Source
Code with specificity, and (v) instruct the Escrow Agent to transfer the Source Code to Intergraph.

               b.   Upon receipt of the Notice of Default,
the Escrow Agent shall send a copy thereof to BSI by certified or registered mail, postage prepaid, return receipt requested. If BSI desires to dispute the Notice of Default, BSI shall, within fourteen (14) days after the receipt of the copy of the Notice of Default from the Escrow Agent, deliver to the Escrow Agent a statement (the "Dispute Statement") stating that no Default has occurred, whereupon the provisions of Paragraph 11 below will become applicable. If the Escrow Agent receives the Dispute Statement within said fourteen (14) days, the Escrow Agent shall send a copy thereof to Intergraph by certified or registered mail, return receipt requested, and the Escrow Agent shall continue to hold the Source Code in accordance with this Escrow Agreement. If the Escrow Agent does not receive a Dispute Statement within said fourteen (14) days, the Escrow Agent is authorized and directed to deliver the Source Code to Intergraph.


          8.   Use of Source Code; Confidentiality.

               a.   Upon the occurrence of a Default and
receipt by Intergraph of the Source Code, Intergraph may use the Source Code solely to modify, enhance and support the Products, and to make a reasonable number of copies of the Source Code to assist in the performance of such tasks.

               b.   Intergraph acknowledges and agrees that
the Source Code constitutes confidential proprietary information of BSI. Intergraph may disclose the Source Code only to those employees required to have knowledge of such information to perform their duties. Intergraph shall protect the Source Code with the same degree of care as it protects its own confidential information, and in no event less than a reasonable degree of care.


          9. Deposit with Escrow Agent After Default. If a Default occurs and is later cured, Intergraph shall promptly return the Source Code to the Escrow Agent.

          10. Termination. If the Distribution Agreement terminates pursuant to its expiration or a breach by Intergraph, BSI shall give notice of such termination to the Escrow Agent and Intergraph. The Escrow Agent shall then transfer the Source Code to BSI and the Escrow Agreement will terminate.


          11.  Disputes.
               a.   In the event that BSI files a Dispute
Statement with the Escrow Agent in the manner and within the time period set forth in Paragraph 7(b) hereof, the Escrow Agent shall not release the Source Code to Intergraph except in accordance with (i) a final decision of the arbitrator as hereinafter provided, or (ii) receipt of an agreement with authorized and notarized signatures of both BSI and Intergraph, authorizing the release of the Source Code to Intergraph.

               b.   Disputes arising under this Agreement
shall be referred immediately to, and settled by, binding arbitration. The arbitration panel shall consist of one person. The arbitration shall be conducted in Wilmington, Delaware in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The Escrow Agent shall give prompt effect to any authenticated arbitration award.


          12. Payment to Escrow Agent. As compensation for the services performed by the Escrow Agent hereunder, the Escrow Agent shall receive a fee of
($              ) per year, which fee may be reasonably
increased by Escrow Agent from time to time. Intergraph shall bear all fees charged by Escrow Agent.


          13. Termination. This Escrow Agreement shall terminate upon the delivery of the Source Code by Escrow
Agent to BSI or Intergraph in accordance with the terms of this Agreement; provided, however, if BSI cures a Default after delivery of the Source Code to Intergraph, this Agreement shall be reinstated.


          14.  Obligations and Liabilities of Escrow Agent.

               a.   The Escrow Agent shall have no
obligation or responsibility whatsoever to determine (i) the existence, relevance, completeness, currency, accuracy, or any other aspects of the Source Code or (ii) whether what is deposited by BSI is the Source Code as defined herein.

               b.   The Escrow Agent shall exercise a high
degree of care for the Source Code. The level of care exercised shall be at least as high as the Escrow Agent would use to protect its own valuable documents.

               c.   The Escrow Agent shall not be
responsible for the genuineness of any affidavit or signature and may rely conclusively upon and shall be protected when acting upon any notice, affidavit, or other document believed by it in good faith to be genuine and properly made.

               d.   The Escrow Agent shall not be
responsible or liable for any act or omission on its part in the performance of its duties as Escrow Agent under this Agreement, except as such act or omission constitutes gross negligence, willful misconduct or fraud, or violates the Escrow Agent's obligation under subparagraph (b) above.

               e.   The Escrow Agent shall not be
responsible in any manner whatsoever for any failure or inability of BSI or Intergraph to deliver the Source Code to Escrow Agent or otherwise honor any of the provisions of this Agreement.

               f.   Intergraph and BSI, jointly and
severally, shall reimburse and indemnify the Escrow Agent for, and hold it harmless against any loss, liability or expense, including counsel fees, incurred without bad faith, willful misconduct or gross negligence on the part of the Escrow Agent, arising out of or in connection with its acceptance of, or performance of, its duties and obligations under this Agreement, except the Escrow Agent's obligations under subparagraph (b) above.

               g.   Escrow Agent shall not divulge,
disclose, use or otherwise make available to third parties the Source Code except as provided in this Agreement.

          15. Modifications and Amendments. This Agreement shall not be amended or modified except by a written agreement signed by all of the parties hereto.

          16. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the escrow of the Source Code, and there are no other terms or conditions, express or implied, written or oral. This Agreement supersedes and merges all prior oral and written agreements, discussions and understandings between the parties with respect to the escrow of the Source Code.

          17. Notices. Any notice required under this Agreement shall be given in writing and delivered personally or sent by certified or registered mail, postage prepaid, to all the parties at their addresses noted above or such other addresses as shall have been designated to each other in writing.

          18.  Governing Law.  This Agreement shall be
governed by and construed in accordance with the substantive laws of the State of Delaware.

          19. Construction. This Agreement is the product of joint draftsmanship and shall not be construed against any party more strictly than against the other parties.



          20. Headings. The headings are for convenience only and do not affect the meaning of this Agreement.



          IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.



                              INTERGRAPH CORPORATION:




                              By:________________________________


                              BENTLEY SYSTEMS, INCORPORATED:




                              By:________________________________


                              ESCROW AGENT:



                              By:________________________________












                          EXHIBIT J

                      NOTICE OF BREACH





          CERTIFIED MAIL - RETURN RECEIPT REQUESTED


March 7, 1994

James W. Meadlock
President
Intergraph Corporation
One Madison Industrial Park
Huntsville, AL   35807

RE:  Notice of Breach of Software License Agreement Between
Bentley Systems, Inc. and Intergraph Corporation dated April
17, 1987, As Amended.

Dear Mr. Meadlock:

Pursuant to Paragraph 13.3 of the Software License Agreement between Bentley Systems, Inc. and Intergraph Corporation dated April 17, 1987, As Amended, Bentley Systems, Inc. (Licensor) hereby serves notice of Intergraph Corporation's material breaches of the Agreement, as follows:

(i)  Good Faith Efforts.

Para. 9.6 of the License Agreement provides:

"Marketing. Licensee agrees to use good faith efforts in promoting and sub-licensing the Licensed Programs in substantially all worldwide markets in which Intergraph
Hardware and Intergraph Software are sold."

Intergraph has breached this covenant by failing to use good faith efforts to promote and sublicense some or all of the Licensed Programs. For example, Intergraph's marketing efforts for MicroStation Review have been deliberately limited to the point of declining to bid on substantial procurements aggregating to millions of dollars of potential MicroStation Review revenues.

(ii)  Sales of upgrades in Support Plans.

Paras. 7.1 & 7.2 (as amended Amend. No. 8, 09/28/92)
provides for a Comprehensive Support Plan (CSP) to be offered by BSI and a Basic Support Plan (BSP) to be offered by Intergraph for platforms other than Intergraph Clipper workstations and SPARCs sold by Intergraph. Para. 7.1 states that CSP will include upgrades for the Licensed
Programs. Para. 7.2 states that Intergraph's BSP "...shall not include Licensed Programs upgrades."

Intergraph has breached these provisions by promoting offerings such as the "MicroStation Support Program" (U.S.)
and "Solutions Support Program" (Australia), which essentially bundle Licensed Program upgrades with these support programs.

(iii)  Pricing of Unauthorized Upgrades in (ii).

Para. 5.2 provides:

"List Price. The List Price and associated discounts for the Licensed Programs shall be mutually agreed upon from time to time between Licensor and Licensee."

Amend. No. 13, para. 5.1(b) provides specific upgrade prices for the Licensed Programs.

Intergraph has further breached the License Agreement in its pricing of the unauthorized upgrades described in (ii) above at levels which are different from the agreed list prices and/or accepted discount levels.


(iv)  Copyright Marking of V5 Kits.

Para. 3 of the License Agreement provides:

"Licensee shall have the right to market the Licensed
Programs under any tradename it desires so long as Licensor is identified as the proprietary owner of the Licensed
Programs. Licensee shall place Licensor's copyright notice in human readable form on the package of each copy of the Licensed Programs sold by Licensee."

Intergraph has breached this provision by failing to put
BSI's copyright notice on the MicroStation V5 kit package, on the media, and in advertisements and other promotional materials.

(v)  MicroStation "Reissues" for Platform Swaps.

Intergraph has breached the License Agreement by instituting a "Software Reissue Policy" which offers End Users new copies of the Licensed programs on different platforms than that specified in such Users' sub-licenses, upon payment to Intergraph of either 10% (with Intergraph hardware) or 20% of the list price. A change in licensing terms which could conceivably have permitted this was sought by Intergraph as section 5.3 of its originally proposed Amendment 12, but it was stricken before execution at BSI's insistence.

(vi)  Imposition of Unlawful Conditions--Kits for CSP
Distribution.

Amend. No. 13, para. 5.1(d) provides:

"Licensee agrees to sell DOS and MAC O/S versions of the packaged Licensed Programs to Licensor at its current cost of packaging. The copies provided under this provision are to be used for Licensor's ISD program, for Licensor's
Comprehensive Support Program..."

Intergraph has breached this provision of the License Agreement by attempting to impose conditions on this contractual duty. Intergraph has demanded that BSI furnish the identification of its CSP subscribers to Intergraph as a condition of procuring the kits that BSI has a contractual right to obtain unconditionally. In any event, such kits have not been timely supplied.

(vii)  Discount Changes--Without BSI Concurrence.

See para. 5.2 as quoted above.

Intergraph has beached this provision of the License
Agreement by changing all reseller discounts for the Licensed Programs, without BSI approval.

(viii)  Explicitly Prohibited use of "Plotlib".

Amendment 12 on July 30, 1993 in paragraph 2 provides for
Intergraph's use (without compensation) of a BSI software library "for use with Licensee's EMS 2.x and network plotting applications...this library is not to be used for file viewing on graphic displays."

An Intergraph document headed "DM/View, DM/Redline Facts
Sheet 9/15/93" contains the statement that "XDMANDS display code utilizes libustn.a supplied by BSI to the Plotting
Group for CLIX platforms." This is expressly prohibited by the License Agreement.



Sincerely,

\s\ Keith A. Bentley

Keith A. Bentley
President


cc:  Stephen J. Phillips